Securities Act File No. 333-239925
Investment Company Act File No. 811-23590

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☐
PRE-EFFECTIVE AMENDMENT NO. 2  ☒
POST-EFFECTIVE AMENDMENT NO.   ☐

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☐
AMENDMENT NO. 2 ☒

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CPG COOPER SQUARE INTERNATIONAL EQUITY, LLC
(Exact Name of Registrant as Specified in its Charter)

805 Third Avenue
New York, New York 10022
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (212) 317-9200

Mitchell A. Tanzman
c/o Central Park Advisers, LLC
805 Third Avenue
New York, New York 10022
(Name and Address of Agent for Service)

Copy to:

Stuart H. Coleman, Esq.
Brad A. Green, Esq.
Proskauer Rose LLP
Eleven Times Square
New York, New York 10036
(212) 969-3000

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APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

☐       Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒ Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 ("Securities Act"), other than securities offered in connection with a dividend reinvestment plan.

☐       Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐       Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐       Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐       when declared effective pursuant to Section 8(c)

If appropriate, check the following box:

☐       This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐       This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐       This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐       This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:

☒       Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 ("Investment Company Act")).

☐       Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐       Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐       A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐       Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐       Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934.

☐       If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒       New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
TITLE OF SECURITIES BEING REGISTERED	PROPOSED MAXIMUM AGGREGATE OFFERING AMOUNT	AMOUNT OF REGISTRATION FEE
Units of Limited Liability Company Interests	$250,000,000(1)	$27,275.00(2)

(1) Estimated solely for the purpose of calculating the registration fee.

(2) Filing fees of $0.13 previously were paid to the Securities and Exchange Commission in connection with the registration of $1,000 of Units of Limited Liability Company Interests on July 17, 2020.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

 Subject to Completion, dated October 1, 2020

CPG Cooper Square International Equity, LLC

PROSPECTUS

OCTOBER 1, 2020

Class A Units

Class I Units

CPG Cooper Square International Equity, LLC (the "Fund") is a newly-organized Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. Central Park Advisers, LLC serves as the Fund's investment adviser (the "Adviser"), and Select Equity Group, L.P. serves as the Fund's investment sub-adviser (the "Sub-Adviser"). The Sub-Adviser will be responsible for the day-to-day management of the Fund's portfolio.

The Fund's investment objective is to seek to achieve maximum total return. The Fund seeks to achieve its investment objective by investing primarily in equity securities of non-U.S.-domiciled issuers, including those domiciled in emerging markets. The Fund may invest in equity securities without restriction as to market capitalization. The Sub-Adviser's approach involves taking long and short positions in equity securities—namely, investing long on the basis of extensive research and fundamental analysis, and seeking to take opportunistic advantage of market inefficiencies by selling other securities short.

An investment in the Fund is speculative with a substantial risk of loss. Before making your investment decision, you should consider, among other things, your liquidity needs. Liquidity, if any, may be provided by the Fund only through repurchase offers, which may, but are not required to, be made from time to time by the Fund as determined by the Fund's Board of Directors in its sole discretion. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified time frame. See "Prospectus Summary—Risk Factors" and "Types of Investments and Related Risk Factors."

In consideration of the advisory services provided to the Fund by the Adviser, the Fund pays the Adviser a fee, computed and payable monthly in arrears, at an annual rate of 1.25% of the Fund's net asset value (the "Management Fee"). In consideration of the sub-advisory services provided to the Fund by the Sub-

Adviser, the Adviser pays the Sub-Adviser, out of the Management Fee, a fee (the "Sub-Advisory Fee") computed and payable monthly in arrears, at the annual rate of 0.75% of the Fund's net asset value. In addition, promptly after the end of each fiscal year of the Fund (or such other times as described below), the Fund pays to the Sub-Adviser an incentive fee (the "Incentive Fee") in an amount equal to 20% of the Fund's net profits attributable to each class of units of limited liability company interests ("Units"), subject to reduction for prior period losses of the Fund that have not been offset by subsequent net profits. The Incentive Fee structure presents risks that are not present in funds without incentive fees. For additional information regarding the Management Fee, Sub-Advisory Fee and Incentive Fee, see "Fees and Expenses" and "Types of Investments and Related Risk Factors—Other Risks—The Incentive Fee."

	Per Class A Unit	Per Class I Unit	Total
Public Offering Price(1)	Current NAV	Current NAV	$250,000,000
Sales Load	None(2)	None(2)	$0
Proceeds to the Fund(3)	Amount Invested at Current NAV	Amount Invested at Current NAV	$250,000,000

(1)	Class A Units and Class I Units may be purchased as of the first business day of each month at the Fund's then current net asset value per Units. Generally, the minimum initial investment in each of the Fund's classes of Units is $50,000, which minimum may be reduced in the Adviser's sole discretion (but not below $25,000). The minimum additional investment in each class of the Fund's Units is $5,000.

(2)	While neither the Fund nor Foreside Fund Services, LLC, the distributor of the Fund's Units on a best efforts basis (the "Distributor"), imposes a sales load on purchases of Class A or Class I Units, financial intermediaries may directly charge Class A investors certain transaction or other fees in such amounts as they may determine. Investors should consult their financial intermediary for additional information. Any such fees will be in addition to an investor's investment in the Fund, and not deducted therefrom.

(3)	Assumes that all Units will be sold in a continuous offering. The proceeds may differ from that shown if the then-current net asset value at which Units are sold varies from that shown and/or additional Units are registered.

Under the terms of the distribution agreement (the "Distribution Agreement"), the Distributor is authorized to pay third parties, including brokers, dealers and certain financial advisors (which may include wealth advisors) and others (collectively, "Selling Agents") for the provision of distribution services within the meaning of Rule 12b-1 under the 1940 Act and for non-12b-1 services to investors holding Class A Units. The Fund pays the Distributor a monthly fee out of the net assets of Class A Units at the annual rate of 0.75% of the net asset value of Class A Units, determined and accrued as of the end of each month (before any repurchases of Class A Units, but after the Management Fee is calculated and accrued) (the "Distribution and Servicing Fee"). The Distributor pays the Distribution and Servicing Fee to Selling Agents, who may use such fee to compensate the financial advisors involved in the sale of Units. Amounts retained by the Distributor, if any, will be used by the Distributor to pay for Fund-related distribution and servicing expenses. Payment of the Distribution and Servicing Fee is governed by the Fund's Rule 12b-1 Plan, which, pursuant to the conditions of an exemptive order issued by the Securities and Exchange Commission (the "SEC"), has been adopted by the Fund with respect to Class A Units in compliance with Rule 12b-1 under the 1940 Act. Class I Units are not subject to the Distribution and Servicing Fee.

Although Class A Units and Class I Units are registered under the Securities Act of 1933, as amended, Units are offered only to investors that are "qualified clients," as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended. Eligible investors that subscribe for Units and are admitted to the Fund by the Adviser will become investors in the Fund. Any amounts received in advance of initial or additional purchases of Units are placed in a non-interest-bearing escrow account prior to the amounts being invested in the Fund, in accordance with Rule 15c2-4 under the Exchange Act. The purchase amount will be released from the escrow account once the investor's order is accepted.

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This prospectus (the "Prospectus") provides the information that a prospective investor should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information ("SAI") dated October 1, 2020, has been filed with the SEC. The table of contents of the SAI appears on page 59 of this Prospectus. The Prospectus, SAI, which is incorporated by reference into this Prospectus in its entirety, and the Fund's annual and semi-annual reports, when available, are published on the Fund's website (http://www.coopersquarefund.com). The SAI and the Fund's annual and semi-annual reports also are available upon request and without charge by writing the Fund at c/o Central Park Advisers, LLC, 805 Third Avenue, New York, New York 10022, or by calling (collect) (212) 317-9200. In addition, you may request other information about the Fund or make investor inquiries by calling (collect) (212) 317-9200. The SAI, material incorporated by reference into the Fund's registration statement and other information about the Fund also is available on the SEC's website (http://www.sec.gov). The address of the SEC's website is provided solely for the information of prospective investors and is not intended to be an active link.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund's investor reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive investor reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive investor reports and other communications from the Fund or your financial intermediary electronically by contacting the Fund at

Info@centralparkgroup.com, or by calling (collect) (212) 317-9200. If, however, you invest through a financial intermediary, you must contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your investor reports by contacting them directly. Your election to receive reports in paper will apply to all funds in the Fund complex and all funds held with your financial intermediary.

In making an investment decision, investors must rely upon their own examination of the Fund and the terms of the offering, including the merits and risks involved. Neither the SEC nor any state securities commission has approved or disapproved the Fund's Units or passed upon the adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

Units are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured financial or depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

This Prospectus does not constitute an offer to sell or the solicitation of an offer to buy, and no sale of Units will be made, in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale.

Prospective investors should not construe the contents of this Prospectus as legal, tax or financial advice. Each prospective investor should consult his or her own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for such prospective investor.

All investors and potential investors are hereby informed that (i) any tax advice contained in this Prospectus is not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding penalties under the Internal Revenue Code of 1986, as amended, (ii) any such advice is written to support the promotion or marketing of the transactions or matters addressed in this Prospectus, and (iii) each investor and potential investor should seek advice based on its particular circumstances from an independent tax advisor.

You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund will, however, update this Prospectus to reflect any material changes to the disclosures herein.

TABLE OF CONTENTS

v

PROSPECTUS SUMMARY

The following summary is qualified entirely by the detailed information appearing elsewhere in this Prospectus and by the terms and conditions of the Fund's Limited Liability Company Agreement, as amended and restated from time to time (the "LLC Agreement"), and the Investor Certificate (defined herein), each of which should be read carefully and retained for future reference.

The Fund

CPG Cooper Square International Equity, LLC (the "Fund") is a newly-formed Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, non-diversified management investment company. Central Park Advisers, LLC serves as the Fund's investment adviser (the "Adviser"), and Select Equity Group, L.P. (the "Sub-Adviser") serves as the Fund's investment sub-adviser. The Sub-Adviser will be responsible for the day-to-day management of the Fund's portfolio.

The Fund intends to qualify and elect to be treated as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code").

The Fund offers two separate classes of units of limited liability company interests ("Units") designated as Class A (the "Class A Units") and Class I (the "Class I Units") to investors ("Investors") eligible to invest in the Fund. Each class of Units has certain differing characteristics, particularly in terms of the distribution fees that may be charged to Investors. The Fund may offer additional classes of Units in the future.

Investment Program

The Fund's investment objective is to seek to achieve maximum total return. The Fund seeks to achieve its investment objective by investing primarily in equity securities of non-U.S.-domiciled issuers, including those domiciled in emerging markets. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. For purposes of the Fund's investment program, "equity securities" means common and preferred stocks (including investments in initial public offerings or "IPOs"), convertible securities, warrants and rights. The Fund may invest in equity securities without restriction as to market capitalization.

The Sub-Adviser's approach involves taking long and short positions in equity securities—namely, investing long on the basis of extensive research and fundamental analysis, and seeking to take opportunistic advantage of market inefficiencies by selling other securities short. The majority of the Fund's long exposure will be in growth companies with high returns on capital and high barriers to competition that the Sub-Adviser believes are trading at a discount to their intrinsic value. The Sub-Adviser invests in a majority of these companies with an expectation of a multi-year holding period. The Fund's long exposure also will include investments in more opportunistic situations that may be held for a multi-quarter, rather than multi-year, time frame. In the short portfolio, the Sub-Adviser will attempt to identify companies that are exposed to ongoing competitive pressures with poor returns on capital and deteriorating fundamentals. The short positions generally are not selected as direct hedges to the long positions. Under extraordinary circumstances, the Fund may acquire substantial stakes in public companies; however, the Fund generally will not invest more than 10% of its net asset value (measured at the time of purchase) in the voting securities of any one investment. The Sub-Adviser may seek to obtain exposure to particular issuers or securities through derivative transactions, including, without limitation, swaps (including total return swaps), contracts for differences, options and other types of derivative arrangements for investment or hedging purposes.

To the extent permitted by the 1940 Act, the Fund may borrow for investment purposes, to satisfy repurchase requests from Investors and to otherwise provide the Fund with liquidity. See "Borrowing" below.

Term	The Fund's term is perpetual unless the Fund is otherwise terminated under the terms of the Fund's organizational documents.
The Offering

The Fund is offering up to $250 million of Units on a continuous basis through Foreside Fund Services, LLC (the "Distributor"). The net asset values of each class of Units will vary over time as a result of the differing fees and expenses applicable to each class of Units and different initial offering prices and inception dates.

The initial closing date for subscriptions for Units currently is anticipated to be on or about November 1, 2020 (the "Initial Closing Date"). Beginning on the Initial Closing Date, Units may be purchased as of the first business day of each month based upon their then current net asset value per Unit. Each date on which Units are delivered is referred to as a "Closing Date." Purchase proceeds do not become the Fund's assets until the relevant Closing Date. Each prospective Investor will be required to complete an Investor certification (the "Investor Certificate") certifying that the Units being purchased are being acquired by an Eligible Investor (defined herein). Prior to the receipt and acceptance of the Investor Certificate, an Investor's funds will be held in a non-interest-bearing account at UMB Bank, N.A., in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A prospective Investor will not become an Investor of the Fund, and has no rights (including, without limitation, any voting or redemption rights, or any rights with respect to standing), until the relevant Closing Date. The Fund reserves the right to reject any purchase of Units in certain circumstances (including when the Fund has reason to believe that such purchase would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective Investor.

Generally, the minimum initial investment in each of the Fund's classes of Units is $50,000, which minimum may be reduced in the Adviser's sole discretion (but not below $25,000). The minimum additional investment in each class of the Fund's Units is $5,000.

Eligible Investors

Units of the Fund will be offered only to "qualified clients," as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the "Advisers Act") ("Eligible Investors"). Existing Investors seeking to purchase additional Units will be required to qualify as "Eligible Investors" at the time of the additional purchase.

Class A Units may be purchased by any Eligible Investor. Class I Units may be purchased by those Eligible Investors that (i) compensate their financial intermediaries for their services through asset-based fees, including asset-based fee programs (i.e., wrap accounts), or (ii) purchase Units directly from the Fund.

Each prospective Investor must submit a completed Investor Certificate acceptable to the Adviser, certifying, among other things, that the Investor is an Eligible Investor and will not transfer the Units purchased except in the limited circumstances permitted. The Adviser may from time to time impose stricter eligibility requirements (or, in the event applicable regulatory restrictions change, less stringent eligibility requirements). If an Investor Certificate is not accepted by the Fund by the Closing Date, the subscription will not be accepted at such Closing Date and will be held in a non-interest-bearing escrow account by the Fund's escrow agent until the next Closing Date.

An investment in the Fund involves a considerable amount of risk. An Investor may lose some or all of its investment in the Fund. Before making an investment decision, a prospective Investor should (i) consider the suitability of this investment with respect to the Investor's investment objectives and personal situation and (ii) consider factors such as the Investor's personal net worth, income, age, risk tolerance and liquidity needs. Investors have no right to require the Fund to redeem their Units of the Fund; however, the Fund intends to offer limited periodic liquidity to Investors. See "Repurchases of Units by the Fund" below.

Borrowing

The Fund is authorized to borrow money subject to the limits of the Asset Coverage Requirement (as defined below). The Fund may borrow money for investment purposes, to satisfy repurchase requests from Investors and to otherwise provide the Fund with liquidity.

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time indebtedness occurs (the "Asset Coverage Requirement"). This means that the value of the Fund's total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness.

Tax Distribution Policy	General. The Fund expects that dividends generally will be paid at least annually on the Units in amounts representing substantially all of the Fund's net investment income, if any, earned each year. The Fund also will pay substantially all taxable net capital gain realized on investments to Investors at least annually. To qualify and maintain its status as a RIC, the Fund must, among other requirements, distribute at least 90% of its investment company taxable income (generally, the Fund's net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, determined without regard to the dividends paid deduction) on an annual basis.  See "Certain U.S. Federal Income Tax Consideration—Taxation of the Fund."

Dividend Reinvestment Plan. Under the Fund's dividend reinvestment plan ("DRIP"), distributions paid by the Fund will be automatically reinvested in additional Units unless an Investor "opts out" (elects not to reinvest in Units). The tax treatment of dividends and capital gain distributions will be the same whether the Investor takes them in cash or reinvests them to purchase additional Units. Investors may opt out initially, and thereafter may change their election at any time, by contacting the Administrator (as defined below). Units purchased by reinvestment will be issued at their net asset value on the ex-dividend date (which generally is expected to be the last business day of a month). There is no sales charge or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of Investors to reinvest distributions. Additional information regarding the reinvestment of distributions may be obtained by contacting the Administrator.
Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions

The Fund is organized as a closed-end management investment company. Unlike open-end management investment companies (commonly known as "mutual funds"), investors in closed-end funds do not have the right to redeem their units on a daily basis. To meet daily redemption requests, mutual funds must comply with more stringent regulations than closed-end funds.

Units of the Fund will not be listed on any securities exchange or traded in any public or other markets. In addition, Units of the Fund are subject to restrictions on transferability, and liquidity may be provided only through limited repurchase offers described below. An investment in the Fund is suitable only for Investors who can bear the risks associated with the limited liquidity of the Units and should be viewed as a long-term investment. See "Types of Investments and Related Risk Factors—General Risks—Limitations on Transferability; Units Not Listed; No Market for Units" and "Repurchases of Units and Transfers."

Repurchases of Units by the Fund	Investors do not have the right to require the Fund to redeem their Units. To provide a limited degree of liquidity to Investors, the Fund, from time to time, may offer to repurchase Units pursuant to written tenders by Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board of Directors of the Fund (the "Board"), in its sole discretion. In determining whether the Fund should offer to repurchase Units, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser anticipates that it will recommend to the Board that the Fund offer to repurchase Units from Investors on a quarterly basis, with such repurchases to occur as of the last day of March, June, September and December (or, if any such date is not a business day, on the immediately preceding business day). The Adviser also expects that, generally, it will recommend to the Board that each repurchase offer should apply to 25% of the net assets of the Fund. Each repurchase offer generally will commence approximately 85 days prior to the applicable repurchase date. Repurchase offers principally will be funded by cash, cash equivalents or borrowings, as well as by the sale of certain liquid securities. The Adviser anticipates that the Fund's first repurchase offer will coincide with the Fund's completion of its fourth full fiscal quarter of operations, such that the repurchase offer will value, and the repurchase will occur, as of the last business day of that quarter. Units tendered for repurchase will be treated as having been repurchased on a "first in–first out" basis.

If Unit repurchase requests exceed the number of Units in the Fund's repurchase offer, the Board may: (i) repurchase a pro rata portion of the Units tendered; (ii) increase the number of Units to be repurchased in accordance with Rule 13e-4 under the Exchange Act; (iii) extend the repurchase offer, if necessary, and increase the amount of Units that the Fund is offering to purchase; or (iv) take any other action permitted by applicable law and the LLC Agreement. As a result, in any particular repurchase offer, tendering Investors may not have all of their tendered Units repurchased by the Fund. In addition, the Fund may repurchase Units of Investors if, among other reasons, the Board determines that such repurchase would be in the interest of the Fund. See "Repurchases of Units and Transfers—Repurchases of Units."

The Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Units. See "Repurchases of Units and Transfers."

A 2% early repurchase fee will be charged by the Fund with respect to any repurchase of Units from an Investor at any time prior to the day immediately preceding the one-year anniversary of the Investor's initial purchase of Units. Such repurchase fee will be retained by the Fund and will benefit the Fund's remaining Investors. An early repurchase fee payable by an Investor may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

Board of Directors	Subject to the requirements of the 1940 Act, the business and affairs of the Fund will be managed under the direction of the Board. The Board has delegated day-to-day operations to the Fund's officers, the Adviser, the Sub-Adviser and other service providers, subject to oversight of the Board.
The Adviser	Central Park Advisers, LLC serves as the Fund's investment adviser. The Adviser, a wholly-owned subsidiary of Central Park Group, LLC ("Central Park Group"), is a limited liability company organized under the laws of the State of Delaware, and is registered as an investment adviser under the Advisers Act. Under the control of Mitchell Tanzman and Gregory

Brousseau, the Adviser is an independent investment advisory firm specializing in the development and management of alternative investment offerings. Founded in 2006, Central Park Group offers a broad range of investments, including private equity funds, hedge funds, real estate funds and funds-of-funds. Central Park Group's founding partners have significant experience across the spectrum of alternative investments and traditional asset management. For over 25 years, they have sourced, created, managed and distributed private equity funds, hedge funds, real estate opportunity funds, crossover funds and funds-of-funds that seek to offer clients attractive risk-adjusted performance in diverse strategies, asset classes and sectors.

The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with the Adviser that is effective for an initial term expiring two years after the Fund commences investment operations. Thereafter, the Investment Advisory Agreement may be continued in effect from year to year if its continuation is approved annually by the Board. The Board, or the Fund's Investors, may terminate the Investment Advisory Agreement on 60 days' prior written notice to the Adviser.

The Sub-Adviser

Select Equity Group, L.P., a registered investment adviser under the Advisers Act, has been engaged to serve as the Fund's investment sub-adviser, with responsibility for the day-to-day management of the Fund's portfolio, pursuant to a sub-advisory agreement approved in accordance with the 1940 Act.

The Sub-Adviser manages more than $25 billion in assets in various long/short and long-only equity strategies that invest in companies across geographies and market capitalizations. The Sub-Adviser provides investment advisory services to high-net-worth individuals, multi-family offices, endowments, foundations, private banks, insurance companies and public and corporate pensions. It also manages certain U.S. and non-U.S. private pooled investment vehicles, certain of which have investment objectives similar to the investment objective of the Fund, and provides sub-advisory services to a registered investment company and certain Undertakings for Collective Investments in Transferable Securities ("UCITS"). The Sub-Adviser is majority owned and controlled by George S. Loening. Chad M. Clark and Matthew C. Pickering serve as the portfolio managers of the Fund, and are jointly responsible for the day-to-day management of the Fund's assets.

The Fund and Adviser have entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement") with the Sub-Adviser that is effective for an initial term expiring two years after the Fund commences investment operations. Thereafter, the Sub-Advisory Agreement may be continued in effect from year to year if its continuation is approved annually by the Board. The Adviser, Board or the Fund's Investors may terminate the Sub-Advisory Agreement on 60 days' prior written notice to the Sub-Adviser.

Management Fee

In consideration of the advisory services provided to the Fund by the Adviser, the Fund pays the Adviser a fee (the "Management Fee"), computed and payable monthly in arrears, at the annual rate of 1.25% of the Fund's net asset value.

In consideration of the sub-advisory services provided to the Fund by the Sub-Adviser, the Adviser pays the Sub-Adviser, out of the Management Fee, a fee (the "Sub-Advisory Fee") computed and payable monthly in arrears, at the annual rate of 0.75% of the Fund's net asset value.

For purposes of determining the Management Fee payable to the Adviser and the Sub-Advisory Fee payable to the Sub-Adviser for any month, "net asset value" means the total value of all assets of the Fund as of the end of such month, less an amount equal to all accrued debts, liabilities and obligations of the Fund as of such date, and calculated before giving effect to any repurchase of Units on such date and before any reduction for any fees (including the Distribution and Servicing Fee (defined below) and the Incentive Fee (defined below)) and expenses of the Fund. The Management Fee and Sub-Advisory Fee will be prorated for any period of less than a month based on the number of days in such period.

The Management Fee is paid to the Adviser out of the Fund's assets and, therefore, will decrease the net profits or increase the net losses of the Fund.

Incentive Fee

Promptly after the end of each fiscal year of the Fund, the Fund pays to the Sub-Adviser an incentive fee (the "Incentive Fee") in an amount equal to 20% of the amount by which the Fund's net profits attributable to each class of Units for all Performance Periods (as defined below) ending within or coterminous with the close of such fiscal year exceed the balance of the loss carryforward account (as described below) maintained in respect of such class, without duplication for any Incentive Fee paid by the Fund in respect of such class during such fiscal year. The Fund also pays the Sub-Adviser the Incentive Fee in the event that a Performance Period ends in connection with the repurchase of Units by the Fund or a dividend or other distribution payable by the Fund, in each case on the date as of which the Fund's net asset value attributable to any class is calculated for such purpose; provided that only that portion of the Incentive Fee that is attributable to (i) the Units being repurchased (not taking into account any proceeds from any contemporaneous issuance of Units, by reinvestment of dividends and other distributions or otherwise), or (ii) the dividend or other distribution being paid by the Fund and not being reinvested in Units of the Fund, will be paid to the Sub-Adviser for such Performance Period.

For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund attributable to a class as of the end of a Performance Period, increased by the dollar amount of Units of such class repurchased by the Fund during the Performance Period (excluding Units of such class to be repurchased as of the last day of the Performance Period after the determination of the Incentive Fee) and by the amount of dividends and other distributions paid in respect of

Units of such class during the Performance Period and not reinvested in additional Units of such class (excluding any dividends and other distributions to be paid as of the last day of the Performance Period), exceeds (b) the net assets of the Fund attributable to such class as of the beginning of the Performance Period, increased by the dollar amount of Units of such class issued during the Performance Period (excluding any Units of such class issued in connection with the reinvestment of dividends and other distributions paid by the Fund in respect of such class).

"Performance Period" means each 12-month period ending as of the Fund's fiscal year-end (or, for the first fiscal year of the Fund, the period from the commencement of the Fund's operations through the end of the Fund's first fiscal year; or such other period ending as of the Fund's fiscal year-end in the event the Fund's fiscal year is changed); provided that the period of time from the prior Performance Period-end (or commencement of the Fund, as the case may be) through the valuation date of (i) a repurchase offer and (ii) a dividend or other distribution also constitutes a Performance Period.

The Incentive Fee will be payable for a Performance Period only if and to the extent that the Fund's loss carryforward account has a balance of zero. The loss carryforward account is a memorandum account with respect to each class that will have an initial balance of zero upon commencement of the class's operations and, thereafter, will be credited as of the end of each Performance Period with the amount of any net loss of the Fund attributable to such class for that Performance Period, and will be debited with the amount of any net profits of the Fund attributable to such class for that Performance Period, as applicable. This is known as a "high water mark."

In the event of the termination of the Sub-Advisory Agreement, the Fund will pay an Incentive Fee to the Sub-Adviser calculated in a manner as if such termination date were the end of the Fund's fiscal year.

The Incentive Fee structure presents risks that are not present in funds without incentive fees.

For additional information regarding the Management Fee, Sub-Advisory Fee and Incentive Fee, see "Fees and Expenses" and "Types of Investments and Related Risk Factors—Other Risks—The Incentive Fee."

Distribution and Servicing Fee

Under the terms of the Fund's distribution agreement (the "Distribution Agreement"), the Distributor is authorized to pay third parties, including brokers, dealers and certain financial advisors (which may include wealth advisors) and others (collectively, "Selling Agents") for the provision of distribution services as contemplated by Rule 12b-1 under the 1940 Act and for non-12b-1 services to Investors holding Class A Units.  The Fund pays the Distributor a monthly fee out of the net assets of Class A Units at the annual rate of 0.75% of the net asset value of Class A Units determined and accrued as of the end of each month (before any repurchases of Class A Units, but after the Management Fee is calculated and accrued) (the "Distribution and Servicing Fee").  The Distributor will pay the Distribution and Servicing Fee to Selling Agents, who may use such fee to compensate the financial advisors involved in the sale of Units.  Amounts retained by the Distributor, if any, will be used by the Distributor to pay for Fund-related distribution and servicing expenses.  Payment of the Distribution and Servicing Fee is governed by the Fund's Rule 12b-1 Plan, which, pursuant to the conditions of an exemptive order issued by the Securities and Exchange Commission (the "SEC"), has been adopted by the Fund with respect to Class A Units in compliance with Rule 12b-1 under the 1940 Act.  See "Fees and Expenses."

The Distribution and Servicing Fee is charged on an aggregate class-wide basis, and Investors in Class A Units are subject to the Distribution and Servicing Fee as long as they hold their Class A Units. Each compensated Selling Agent will be paid by the Distributor based on the net asset value of outstanding Class A Units held by Investors that receive services from such Selling Agent.

Class I Units will not be subject to the Distribution and Servicing Fee. Class A Units may be converted to Class I Units if a Selling Agent informs the Fund that an Investor no longer receives services from the Selling Agent or another servicing agent which has entered into an agreement with the Distributor. Upon advance notice to the Investor, Class I Units may be converted to Class A Units if an Investor is no longer eligible to participate in Class I.

Investor Transaction Fees; Sale of Units

While neither the Fund nor the Distributor imposes a sales load on purchases of Class A or Class I Units, Selling Agents may directly charge Class A Investors certain transaction or other fees in such amounts as they may determine. Investors should consult their Selling Agent for additional information.

In addition to the sale of Units through the Distributor or a Selling Agent, the Fund itself also may accept offers to purchase Units that it receives directly from certain Investors, including, but not limited to, employees or directors of the Adviser and its affiliates, and attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families. The Fund is not obligated to sell to a broker or dealer any Units, including those that have not been placed with Eligible Investors.

Other Fees and Expenses

The Fund, and, therefore, Investors, will bear all expenses incurred in the business of the Fund.  The Fund will bear its organizational expenses and certain ongoing offering costs associated with the Fund's continuous offering of Units.  See "Fees and Expenses."

Expense Limitation and Reimbursement Agreement

The Adviser and the Sub-Adviser (together, the "Advisers") have entered into an "Expense Limitation and Reimbursement Agreement" with the Fund for a one-year term beginning on the initial Closing Date and ending on the one year anniversary thereof (the "Limitation Period") to limit the amount of "Specified Expenses" (as defined below) borne by the Fund to an amount not to exceed 0.60% per annum of the Fund's net assets (the "Expense Cap").  Specified Expenses means all expenses incurred by the Fund, except for:  (i) the Management Fee; (ii) the Incentive Fee; (iii) any distribution or servicing fee paid with respect to certain classes of Units, including the Distribution and Servicing Fee; (iv) brokerage costs; (v) certain transaction-related expenses, including those incurred in connection with effecting short sales; (vi) interest payments; (vii) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (viii) taxes; and (ix) extraordinary expenses (as determined in the sole discretion of the Adviser).  To the extent that Specified Expenses for a month exceed the Expense Cap, the Advisers will reimburse the Fund for expenses to the extent necessary to eliminate such excess.  To the extent that the Advisers bear Specified Expenses, they are permitted to receive reimbursement for any expense amounts previously paid or borne by the Advisers for a period not to exceed three years from the date on which such expenses were paid or borne by the Advisers, even if such reimbursement occurs after the term of the Expense Limitation and Reimbursement Agreement, provided that the Specified Expenses have fallen to a level below, and the reimbursement amount does not raise the level of Specified Expenses in the month the reimbursement is being made to a level that exceeds, the Expense Cap in place at the time such amounts were borne by the Advisers and the expense limitation in place at the time of the reimbursement, if any.

The Administrator

SS&C Technologies, Inc., and its affiliates, DST Asset Manager Solutions, Inc. and ALPS Fund Services, Inc. (the "Administrator"), perform certain administration, accounting and transfer agency services for the Fund.  In consideration of these services, the Fund pays the Administrator an annual fee calculated based upon the net assets of the Fund (subject to certain minimums), as well as certain other fixed or transactional fees, and reimburses certain of the Administrator's expenses.  See "Management of the Fund."

Conflicts of Interest

The Adviser, the Sub-Adviser and their respective affiliates may conduct investment activities for their own accounts and other accounts they manage that may give rise to conflicts of interest that may be disadvantageous to the Fund. Investment decisions for the Fund are made independently of such other accounts.

The Adviser, the Sub-Adviser and the investment professionals who manage the Fund's investment portfolio will be engaged in certain activities for other accounts, and may have conflicts of interest in allocating their time and activities among the Fund and the other accounts. The Adviser's and the Sub-Adviser's investment professionals will devote as much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.
Valuation	The 1940 Act provides that securities for which market quotations are "readily available" must be valued at market value, and all other securities and other assets must be valued at "fair value" as determined in good faith by the Board. The Board has approved procedures pursuant to which the Fund will value its investments (the "Valuation Procedures"). The Board has assigned to the Adviser general responsibility for determining, in accordance with such procedures, the value of such investments, subject to the statutory obligations of the Board under the 1940 Act. The Fund's assets will be valued at their fair market value as determined by the Adviser in good faith, taking into consideration all available information and other factors that the Adviser deems pertinent.

Summary of Taxation; Fiscal and Tax Year End

The Fund intends to elect to be treated and to operate in a manner so as to qualify continuously as a RIC under Subchapter M of the Code. If the Fund so qualifies, the Fund generally will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (realized net long-term capital gain in excess of realized net short term capital loss) that the Fund timely distributes (or is deemed to timely distribute) to Investors. Additionally, the Fund intends to distribute sufficient income and gains each year so as not to be subject to a U.S. federal 4% nondeductible excise tax on certain undistributed amounts.

To qualify as a RIC under Subchapter M of the Code, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies (including certain deemed inclusions), net income from certain "qualified publicly traded partnerships," or other income derived with respect to the Fund's business of investing in such stock or securities or foreign currencies; (ii) distribute to its Investors on an annual basis at least 90% of its investment company taxable income for each taxable year; and (iii) at the end of each quarter of the Fund's taxable year, ensure that (a) at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities so long as such other securities of any one issuer do not represent more than 5% of the value of the Fund's assets or more than 10% of the outstanding voting securities of the issuer, and (b) no more than 25% of the value of the Fund's assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, or of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund, and that are engaged in the same or similar or related trades or businesses, or the securities of one or more "qualified publicly traded partnerships."

If the Fund fails to qualify as a RIC, the Fund would become subject to corporate-level U.S. federal income tax on a net basis without any deduction for distributions to Investors, and distributions to Investors would be treated as dividend income to the extent of the Fund's earnings and profits. The specific character of the underlying income realization (e.g., capital gains) would no longer pass-through to the Investors as if the Fund were a conduit. See "Certain U.S. Federal Income Tax Considerations—Taxation of the Fund" and "Types of Investments and Related Risk Factors—Other Risks—Tax Risks" below.

The Fund's fiscal year for financial reporting purposes is the twelve-month period ending September 30. The Fund's taxable year is the 12-month period ending September 30 (or such other taxable year as may be required under the Code).

ERISA Plans and Other Tax-Exempt Entities	Investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), retirement arrangements subject to Section 4975 of the Code and other tax-exempt entities, including privately sponsored defined benefit and contribution plans, individual retirement accounts (each, an "IRA"), and 401(k) and Keogh Plans may purchase Units. Fiduciaries of such plans or arrangements should consider, among other things, that the Fund's Units are subject to limitations on transferability and liquidity will be provided only through limited repurchase offers described below. Moreover, fiduciaries of such plans or arrangements that are participant-directed should consider that the Fund will sell Units only to Eligible Investors, and confirm that investment in the Fund is consistent, and complies, with the governing provisions of the plan or arrangement, including any eligibility and nondiscrimination requirements that may be applicable under law with respect to any "benefit, right or feature" affecting the qualified status of the plan or arrangement. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be "plan assets" for purposes of the fiduciary responsibility and prohibited transaction rules of ERISA and Section 4975 of the Code. Thus, the Adviser should not be considered a fiduciary within the meaning of ERISA or the Code with respect to the assets of any Investor subject to ERISA, solely as a result that Investor's investment in the Fund.

Reports to Investors	The Fund will furnish to Investors as soon as practicable after the end of each taxable year information on Form 1099 as is required by law to assist the Investors in preparing their tax returns. Investors also will receive unaudited semi-annual reports and audited annual reports (when each becomes available) which, when available, will be published on the Fund's website (http://www.coopersquarefund.com) within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Reports regarding the Fund's operations also will be published on the Fund's website on at least a quarterly basis.

Risk Factors

An investment in the Fund involves a high degree of risk. These risks include:

General Risks

•     Loss of capital, up to the entire amount of an Investor's investment.

•     Investing in a Fund that has no, or a limited, operating history.

•     The Adviser and the Sub-Adviser may face conflicts of interest.

Liquidity Risks

•     The Fund's Units represent securities of an unlisted closed-end fund, have limited liquidity, are not listed on any securities exchange or traded in any other market, and are subject to substantial restrictions on transferability.

•     Investors do not have the right to require the Fund to redeem their Units. The Fund, however, from time to time may offer to repurchase Units pursuant to written tenders by Investors.

•     The repurchase price payable in respect of repurchased Units will be equal to the net asset value of the Investor's tendered Units as of quarter-end (or any later valuation date if a tender offer is extended). Tendering Investors have no right to receive any other price, and will not be paid any additional amounts, as a result of any adjustments to the Fund's net asset value made in the course of the Fund's year-end audit. Similarly, the Fund and remaining Investors will not be entitled to recover any overpayments that a year-end audit indicates may have been paid to tendering Investors.

Investment Program Risks

•     The Fund's performance depends upon the performance of the Sub-Adviser and selected strategy, the adherence by the Sub-Adviser to the selected strategy and the instruments used by the Sub-Adviser.

•     The Fund primarily invests in common stocks and other equity securities. As a result, the value of the Fund's portfolio will be affected by daily movements in the prices of equity securities. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Individual companies may report poor results or be negatively affected by industry, regulatory or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, stock markets can be volatile at times, and stock prices can change drastically. This market risk will affect the Fund's net asset value per Unit, which will fluctuate as the values of the Fund's investments and other assets change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time.

•    Market risks, including political, regulatory, market, economic and social developments and developments that impact specific economic sectors, industries or segments of the market, can affect the value and liquidity of the Fund's investments. In addition, turbulence and reduced liquidity in financial markets may negatively affect issuers, which could adversely affect the Fund. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and the aggressive measures taken worldwide in response by governments and businesses.

•      The Fund may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including, on occasion, micro-cap companies, the prices of which may be subject to erratic market movements.

•     The Fund may invest a substantial portion of its assets in the securities of growth companies. Investing in growth companies involves substantial risks. Securities of growth companies may perform differently from the stock market as a whole, and may be more volatile than stocks of other companies. Since growth companies usually invest a significant portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion the impact of declining stock prices in a falling market. In addition, earnings disappointments for growth companies can lead to sharply falling stock prices because investors tend to buy growth company stocks in anticipation of superior earnings growth. Securities of growth companies also may be more expensive relative to their earnings or assets compared to value or other types of stocks.

•     The Fund's assets primarily will be invested in securities of non-U.S.-domiciled issuers, including those in emerging markets, and the Fund's assets may be invested in securities denominated in non-U.S. currencies, thereby exposing the Fund to special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards. A decline in the value of the currencies in which the Fund investments are denominated against the U.S. dollar will result in a decrease in the Fund's net asset value; however, the Sub-Adviser may seek to hedge the foreign currency exposure of the Fund's portfolio.

•     While, as of the date hereof, the Fund does not intend to focus on any particular country, geographic region or sector, implementation of the Fund's investment strategy may, during certain periods, result in the investment of a significant portion of the Fund's assets in a particular country or geographic region, such as Europe, or sector, such as information technology or industrials, which may subject the Fund to greater risk and volatility than if investments had been made in issuers in a broader range of countries, geographic regions or sectors.

•     Emerging markets may be more volatile than the markets of more mature economies. Many emerging countries providing investment opportunities have experienced substantial, and in some periods extremely high, rates of inflation for many years, and resulting sharp, sustained declines in the value of their currencies and securities markets. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. Many issuers in these countries and the countries themselves have defaulted on their obligations.

•     The Fund's investment program emphasizes active management of the Fund's portfolio. Consequently, the Fund's portfolio turnover and brokerage commission expenses may exceed those of other investment companies. A high portfolio turnover rate (i.e., 100% or higher) may also result in the greater realization of capital gains, including short-term gains which are taxable to Investors at the same rates as ordinary income.

•     Subject to the limitations and restrictions of the 1940 Act, the Fund may borrow for investment purposes, to satisfy repurchase requests from Investors and to otherwise provide the Fund with liquidity, which may increase the Fund's volatility. The use of leverage is likely to cause the Fund's net assets to appreciate or depreciate at a greater rate than if leverage were not used.

•     The Fund may engage in short selling for hedging or non-hedging purposes. A short sale of a security involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short.

•     The Fund may use derivatives for hedging and non-hedging purposes. Derivatives can be volatile and illiquid, can be subject to counterparty credit risk and may entail investment exposure greater than their notional amount.

•      a trading history, lack of knowledge about the issuer and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies, and this volatility can affect the value of the Fund's investment in these shares.

•     The Fund is a "non-diversified" management investment company, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Fund's investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

•     The Fund intends to elect to be treated, and to operate in a manner so as to continuously qualify, as a RIC under Subchapter M of the Code but will be subject to corporate-level income tax if it fails to so qualify.

•     Investors bear the Fund's asset-based fees, performance-based fee and expenses. In addition, certain Selling Agents may charge transaction or other fees.

•     The Incentive Fee may create an incentive for the Sub-Adviser to cause the Fund to make investments that are riskier or more speculative than in the absence of the Incentive Fee. The Incentive Fee is based on both realized as well as unrealized appreciation; therefore, the Incentive Fee may be greater than if it were based only on realized gains. In addition, the application of the Incentive Fee may not correspond to a particular Investor's experience in the Fund because aggregate cumulative appreciation is calculated on an overall basis by class allocated equally to each Unit of the respective class. The Incentive Fee, if any, is calculated and accrued on each date that the Fund calculates its net asset value, thereby potentially reducing the net asset value of the Fund.

No assurance can be given that the Fund's investment program will be successful. Accordingly, the Fund should be considered a speculative investment and entails substantial risks, and a prospective Investor should invest in the Fund only if it can sustain a complete loss of its investment. An investment in the Fund should be viewed only as part of an overall investment program.

See "Types of Investments and Related Risk Factors."

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that Investors can expect to bear, directly or indirectly, by investing in the Fund. This fee table is based on estimated expenses of the Fund for the fiscal year ending September 30, 2021, and assumes that the Fund will raise 150 million in net assets during such fiscal year.

Investor Transaction Expenses	Class A	Class I
Sales Load (as a percentage of purchase amount)	None (1)	None (1)
Maximum Early Redemption Fee (as a percentage of repurchased amount)(2)	2.00%	2.00%

Annual Expenses (as a percentage of net assets attributable to Units)
Management Fee(3)	1.25%	1.25%
Incentive Fee(4)	0.00%	0.00%
Distribution and Servicing (12b-1) Fee(5)	0.75%	None
Expenses on Securities Sold Short(6) (5)	1.15%	1.15%
Other Expenses(7)	0.88%	0.88%

Total Annual Expenses	4.03%	3.28%
Expense Waiver(8)	(0.28)%	(0.28)%

Total Annual Expenses After Expense Wavier	3.75%	3.00%

(1)	Generally, the stated minimum initial investment in the Fund is $50,000 ($5,000 with respect to additional purchases of Units by an existing Investor), which minimum may be reduced in the sole discretion of the Adviser (but not below $25,000). While neither the Fund nor the Distributor imposes a sales load on purchases of Class A or Class I Units, Selling Agents may directly charge Class A Investors certain transaction or other fees in such amounts as they may determine. Investors should consult their Selling Agent for additional information. Any such fees will not constitute part of an Investor's investment in the Fund and will be paid directly by the Investor to the Selling Agent. Purchasers of Units in conjunction with certain "wrap" fee, asset allocation or other managed asset programs may purchase Class I. Investors should consult their financial advisors.

(2)	A 2% early repurchase fee payable to the Fund will be charged with respect to the repurchase of an Investor's Units at any time prior to the day immediately preceding the one-year anniversary of an Investor's initial purchase of Units. An early repurchase fee payable by an Investor may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund. The early repurchase fee will be retained by the Fund for the benefit of the remaining Investors. See "Repurchases of Units and Transfers."

(3)	The Fund pays the Management Fee, computed and payable monthly in arrears, to the Adviser at the annual rate of 1.25% of the Fund's net asset value. For purposes of determining the Management Fee payable to the Adviser for any month, "net asset value" means the total value of all assets of the Fund as of the end of such month, less an amount equal to all accrued debts, liabilities and obligations of the Fund as of such date, and calculated before giving effect to any repurchase of Units on such date and before any reduction for any fees (including the Distribution and Servicing Fee and the Incentive Fee) and expenses of the Fund. See "Fees and Expenses."

(4)	Promptly after the end of each fiscal year of the Fund, the Fund pays to the Sub-Adviser the Incentive Fee in an amount equal to 20% of the amount by which the Fund's net profits attributable to each class of Units for all

Performance Periods ending within or coterminous with the close of such fiscal year exceed the balance of the loss carryforward account maintained in respect of such class, without duplication for any Incentive Fee paid by the Fund in respect of such class during such fiscal year. The Fund also pays the Sub-Adviser the Incentive Fee in the event that a Performance Period ends in connection with the repurchase of Units by the Fund or a dividend or other distribution payable by the Fund, in each case on the date as of which the Fund's net asset value attributable to any class is calculated for such purpose; provided that only that portion of the Incentive Fee that is attributable to (i) the Units being repurchased (not taking into account any proceeds from any contemporaneous issuance of Units, by reinvestment of dividends and other distributions or otherwise), or (ii) the dividend or other distribution being paid by the Fund and not being reinvested in Units of the Fund, will be paid to the Sub-Adviser for such Performance Period. The Incentive Fee, if any, is calculated and accrued on each date that the Fund calculates its net asset value. See "Fees and Expenses."

(5)	The Fund pays the Distribution and Servicing Fee monthly to the Distributor out of the net assets of the Class A Units at the annual rate of 0.75% of the net assets of the Fund attributable to Class A Units. The Distributor may pay all or a portion of the Distribution and Servicing Fee to the selling agents that sell Units of the Fund. Payment of the Distribution and Servicing Fee is governed by the Fund's Rule 12b-1 Plan, which, pursuant to the conditions of an exemptive order issued by the SEC, has been adopted by the Fund with respect to Class A Units in compliance with Rule 12b-1 under the 1940 Act. Class I Units are not subject to a Distribution and Servicing Fee. See "Fees and Expenses."

(6)	The Fund may effect short sales of securities for both capital appreciation and for hedging purposes. "Expenses on Securities Sold Short" reflects an estimate of net expenses to be incurred (after credit for any interest earned) by the Fund in effecting short sales for the fiscal year ending September 30, 2021.

(7)	"Other Expenses" reflect an estimate of all expected ordinary operating expenses for the fiscal year ending September 30, 2021, plus certain one-time organizational and offering expenses. The organizational expenses and expenses relating to the offering and sale of Units are included in "Other Expenses" and will be so reflected for the initial 12 months of Fund operations. After the 12 month period, "Other Expenses" should be meaningfully lower.

(8)	The Advisers have entered into an "Expense Limitation and Reimbursement Agreement" with the Fund for a one-year term beginning on the initial Closing Date and ending on the one year anniversary thereof (the "Limitation Period") to limit the amount of "Specified Expenses" borne by the Fund to an amount not to exceed 0.60% per annum of the Fund's net assets (the "Expense Cap"). Specified Expenses means all expenses incurred by the Fund, except for: (i) the Management Fee; (ii) the Incentive Fee; (iii) any distribution or servicing fee paid with respect to certain classes of Units, including the Distribution and Servicing Fee; (iv) brokerage costs; (v) certain transaction-related expenses, including those incurred in connection with effecting short sales; (vi) interest payments; (vii) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (viii) taxes; and (ix) extraordinary expenses (as determined in the sole discretion of the Adviser). To the extent that Specified Expenses for a month exceed the Expense Cap, the Advisers will reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Advisers bear Specified Expenses, they are permitted to receive reimbursement for any expense amounts previously paid or borne by the Advisers, for a period not to exceed three years from the date on which such expenses were paid or borne by the Advisers, even if such reimbursement occurs after the term of the Expense Limitation and Reimbursement Agreement, provided that the Specified Expenses have fallen to a level below, and the reimbursement amount does not raise the level of Specified Expenses in the month the reimbursement is being made to a level that exceeds, the Expense Cap in place at the time such amounts were borne by the Advisers and the expense limitation in place at the time of the reimbursement, if any.

The purpose of the table above and the examples below is to assist you in understanding the various costs and expenses you will bear directly or indirectly as an Investor in the Fund. If the Fund were to raise less than $150 million during the fiscal year ending September 30, 2021, the Fund's estimated expenses as a percentage of net assets attributable to Units would be higher than the estimates presented above. For a more complete description of the various costs and expenses of the Fund, see "Fees and Expenses."

Class A Example:	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$44	$134	$225	$469

Class I Example:	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$38	$116	$196	$413

The examples are based on the fees and expenses set forth in the table above, and reflect the Incentive Fee. The examples should not be considered representations of future expenses. Actual Fund expenses may be greater or less than those shown. In addition to the fees and expenses set forth in the table above, you also may be required to pay transaction or other fees charged directly by Selling Agents on purchases of Class A Units, which are not reflected in the Class A example. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the examples.

THE FUND

The Fund is a newly-formed Delaware limited liability company that is registered under the 1940 Act as a closed-end, non-diversified management investment company. The Fund was organized as a Delaware limited liability company on July 14, 2020. The Fund's principal office is located at 805 Third Avenue, New York, New York 10022, and its telephone number is (212) 317-9200.

Investment advisory services are provided to the Fund by the Adviser pursuant to the Investment Advisory Agreement, and by the Sub-Adviser pursuant to the Sub-Advisory Agreement. The individuals who serve on the Board are responsible for monitoring and overseeing the investment program of the Fund.

INVESTMENT PROGRAM

Investment Objective and Policies

The Fund's investment objective is to seek to achieve maximum total return. The Fund's investment objective is not a fundamental policy, and may be changed without the approval of Investors. Except as otherwise indicated, the Fund's investment policies, strategies and restrictions are not fundamental and may be changed without a vote of the Investors. See "Additional Investment Policies—Fundamental Policies" in the Fund's SAI. No assurance can be given that the Fund will achieve its investment objective.

Investment Strategy

The Fund seeks to achieve its investment objective by investing primarily in equity securities of non-U.S.-domiciled issuers, including those domiciled in emerging markets. The Fund considers an issuer to be non-U.S.-domiciled when it is organized under the laws of a country other than the United States. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (or derivative or other strategic instruments with similar economic characteristics). For purposes of the Fund's investment program, "equity securities" means common and preferred stocks (including investments in IPOs), convertible securities, warrants and rights. To the extent the Fund invests in derivative or other strategic instruments that have similar economic characteristics to equity securities, the market value of such instruments will be included for purposes of calculating the Fund's compliance with the 80% policy. The Fund's policy with respect to the investment of at least 80% of its net assets may be changed by the Board, upon 60 days' prior notice to Investors. The Fund may invest in equity securities without restriction as to market capitalization.

The Sub-Adviser's approach involves taking long and short positions in equity securities—namely, investing long on the basis of extensive research and fundamental analysis, and seeking to take opportunistic advantage of market inefficiencies by selling other securities short. The majority of the Fund's long exposure will be in non-U.S.-domiciled growth companies with high returns on capital and high barriers to competition that the Sub-Adviser believes are trading at a discount to their intrinsic value. The Sub-Adviser invests in a majority of these companies with an expectation of a multi-year holding period. The Fund's long exposure also will include investments in more opportunistic situations that may be held for a multi-quarter, rather than multi-year, time frame. In the short portfolio, the Sub-Adviser will attempt to identify companies that are exposed to ongoing competitive pressures with poor returns on capital and deteriorating fundamentals. The short positions generally are not selected as direct hedges to the long positions. Under extraordinary circumstances, the Fund may acquire substantial stakes in public companies; however, the Fund generally will not invest more than 10% of its net asset value (measured at the time of purchase) in the voting securities of any one investment. The Sub-Adviser employs intensive and rigorous fundamental equity research to identify these investment opportunities.

The Fund's investment strategy includes:

Attractive Businesses. The Sub-Adviser focuses on investing opportunistically in businesses when it believes attractive long-term returns can be achieved. The Sub-Adviser defines attractive businesses as those that have achieved leading and defensible market positions through the creation of enduring franchise value. They are, in the view of the Sub-Adviser, both well positioned for long-term growth and resilient in difficult economic environments. The Sub-Adviser employs extensive research and fundamental analysis equity research to identify these investment opportunities.

Equities with Attractive Risk/Reward Dynamics. The Sub-Adviser expects to invest a portion of the Fund's assets opportunistically in equity securities that, despite attractive prospects, have higher perceived risk/reward ratios. Relying on what it believes to be its core competency, rigorous equity research, the Sub-Adviser will seek to identify and exploit these opportunities.

Short Sales. In the course of its investment research, the Sub-Adviser may identify companies with deteriorating fundamentals, such as declining market share, contracting margins, product obsolescence or unfavorable industry or regulatory developments. In instances where the Sub-Adviser believes that a clear catalyst for price depreciation exists, it may choose to sell short the equity securities of those companies. In addition, when it deems appropriate, the Sub-Adviser may attempt to employ short sales as a hedge against its long positions. Selling securities short entails certain risks.

Derivatives. The Sub-Adviser may seek to obtain exposure to particular issuers or securities through derivative transactions, including, without limitation, swaps (including total return swaps), contracts for differences ("CFDs"), options and other types of derivative arrangements. These instruments may be used, for example, when the underlying security is illiquid, unavailable for direct investment or available only on less attractive terms. Options trading may be used in lieu of or in addition to straight equity purchases or sales. Investing in options entails certain risks. While the Sub-Adviser may trade in options on individual equities as well as on indices, it does not anticipate that options trading will represent a significant part of its investment strategy. Derivatives are subject to various types of risk.

Leverage. The Fund may employ leverage, including margin, in the discretion of the Sub-Adviser. To the extent permitted by the 1940 Act, the Fund may borrow for investment purposes, to satisfy repurchase requests from Investors and to otherwise provide the Fund with liquidity. While the use of leverage can substantially improve the return on invested capital, leverage also may significantly increase the impact of adverse movements in the value of portfolio securities on the net asset value of the Fund's assets.

Cash Positions. The Sub-Adviser may maintain cash positions when, in its opinion, market conditions preclude investment opportunities meeting the standards it has established for investments. Cash positions may include money market mutual funds, commercial paper, repurchase agreements, certificates of deposit and bankers' acceptances and other money market instruments deemed appropriate by the Sub-Adviser.

Bonds and Other Fixed-Income Securities. The Fund primarily will invest in equity securities, as described in this Prospectus. The Sub-Adviser, however, may invest a portion of the Fund's assets in bonds and other fixed-income securities rated, at the time of purchase, investment grade or, if unrated, determined to be of comparable quality by the Sub-Adviser. There are no restrictions on the dollar-weighted average maturity or average effective duration of the Fund's fixed-income portfolio or on the maturities or durations of the individual fixed-income securities the Fund may purchase. The Fund may invest in these securities when the Sub-Adviser believes that such securities offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity.

Convertible Securities, Preferred Stocks, Warrants and Rights. The Sub-Adviser may invest a portion of the Fund's assets in convertible securities, preferred stock, warrants and rights. Convertible securities may be debt securities or preferred stock with a conversion feature. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible fixed income securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the entity holding such assets be liquidated. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years). Rights represent a preemptive right of shareholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the shareholder to retain the same ownership percentage after the new stock offering.

Currency Hedging. The base currency of the Fund will be U.S. Dollars. The Fund's assets may be invested in investments denominated in various other currencies and in other financial instruments the prices of which are determined with reference to such foreign currencies. The Sub-Adviser may seek to hedge the Fund's foreign currency exposure through the use of spot and forward foreign exchange contracts and other methods of reducing exposure to currency fluctuations, including options or other derivatives including swaps.

Less Liquid Securities. In the course of its investment research, the Sub-Adviser may identify attractive, but relatively illiquid securities, certain of which may be restricted in their transferability under the securities laws of its jurisdiction. In situations where the Sub-Adviser believes that the potential for price appreciation and improvements in liquidity outweigh the discount that should be accorded to illiquid securities, it may elect to establish a position in some of these securities over time.

Portfolio Turnover. The Fund's investment approach will emphasize active management of the Fund's portfolio. This investment approach may result in portfolio turnover and brokerage commission expenses that may exceed those of other investment companies.

No guarantee or representation is made that the investment program of the Fund will be successful, that the Fund's investments will produce positive returns or that the Fund will achieve its investment objective. Prospective Investors should refer to the discussion of the risks associated with an investment in the Fund found below.

TYPES OF INVESTMENTS AND RELATED RISK FACTORS

General Risks

Investment Risk. All investments risk the loss of capital. An investment in the Fund involves a high degree of risk, including the risk that the Investor's entire investment may be lost. The value of the Fund's assets should be expected to fluctuate. To the extent that the Fund's portfolio is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. The Fund's use of leverage is likely to cause the Fund's assets to appreciate or depreciate at a greater rate than if leverage were not used. In addition, the Fund's use of leverage, short sales or derivative transactions can result in significant losses to the Fund.

No assurance can be given that the Fund's investment objective will be achieved. The Fund's performance depends upon the Sub-Adviser's selection of investments and the performance of the investments. The identification of investment opportunities is a difficult task, and there can be no assurance that such opportunities will be successfully recognized. While the Sub-Adviser will endeavor to achieve the Fund's investment objective, there can be no assurance that the Fund will not incur losses. The value of the Fund's investments can be reduced by risks arising from national or international economic conditions, volatility in the global equity, currency, real estate and fixed-income markets, shifts in macro-economic fundamentals, the risks of short sales, the risks of leverage, the potential illiquidity of securities and derivative instruments, the risk of loss from counterparty defaults and the risk of borrowing to meet withdrawal requests, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, pandemics, hurricanes or floods and other factors which are beyond the control of the Fund. No assurance can be given that: (i) the Fund's investment program, strategy, decisions and activities will be successful; (ii) the Fund will achieve its return expectations; (iii) the Fund will achieve any return of capital invested; or (iv) Investors will not suffer losses from an investment in the Fund. The Fund's results may vary substantially over time.

Market Risk. Market risks, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value and liquidity of the Fund's investments. In addition, turbulence and reduced liquidity in financial markets may negatively affect issuers, which could adversely affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or market may adversely impact issuers in a different country, region or market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and the aggressive measures taken in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and likely will affect certain countries, regions, companies, industries and market sectors more dramatically than others.

The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Fund and its investments. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or their severity. To the extent the Fund's investments are overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors. In addition, legal and regulatory changes effected in response to the COVID-19 pandemic, or other significant events, could adversely affect the Fund and its ability to execute its investment strategy. For example, in the wake of the pandemic, certain European jurisdictions, including Austria, Belgium, France, Greece, Italy and Spain, enacted short sale bans in an attempt to stabilize financial markets and maintain investor confidence.

Unspecified Investments; Dependence on the Sub-Adviser. The Sub-Adviser has complete discretion to select investments as opportunities arise. The Fund, and, accordingly, Investors, must rely upon the ability of the Sub-Adviser to identify and implement investments consistent with the Fund's investment objective. Investors will not receive or otherwise be privy to due diligence or risk information prepared by or for the Sub-Adviser. The Sub-Adviser has the authority and responsibility for asset allocation, the selection of Fund's investments and all other investment decisions for the Fund. The success of the Fund depends upon the ability of the Sub-Adviser to develop and implement an investment strategy that achieves the investment objective of the Fund. Investors will have no right or power to participate in the management or control of the Fund, or the terms of any such investments. There can be no assurance that the Sub-Adviser will be able to select or implement successful strategies or that the Fund will be able to achieve its investment objective.

Limitations on Transferability; Units Not Listed; No Market for Units. The transferability of Units is subject to certain restrictions contained in the LLC Agreement, as amended or supplemented, and is affected by restrictions imposed under applicable securities laws. Units are not traded on any securities exchange or any public or other market. No market currently exists for Class A or Class I Units, and it is not anticipated that a market will develop. Although the Adviser and the Fund expect to recommend to the Board that the Fund offer to repurchase 25% of the net assets of the Fund quarterly, no assurances can be given that the Fund will do so. Consequently, Class A and Class I Units should only be acquired by Investors able to commit their funds for an indefinite period of time.

Closed-End Fund; Liquidity Risks. The Fund is a non-diversified, closed-end management investment company designed for long-term Investors. An Investor should not invest in the Fund if the Investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their units on a daily basis at a price based on net asset value. Units in the Fund are not traded on any securities exchange or other market and are subject to substantial restrictions on transferability. Although the Fund may offer to repurchase Units from time to time, an Investor may not be able to redeem its Units in the Fund for a substantial period of time.

Legal and Regulatory Risks. Legal and regulatory changes that could occur during the life of the Fund may adversely impact the performance of the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds has undergone substantial change in recent years and such change may continue. Greater regulatory scrutiny may increase the exposure of the Fund, the

Adviser and the Sub-Adviser to potential liabilities. Increased regulatory oversight also can impose administrative burdens and costs on the Fund, the Adviser and the Sub-Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and related regulatory developments established financial oversight standards and resulted in significant revisions to the U.S. financial regulatory framework and the operation of financial institutions. The Dodd-Frank Act includes provisions regarding, among other things, the comprehensive regulation of the over-the-counter derivatives market, the identification, monitoring and regulation of systemic risks to financial markets and the regulation of proprietary trading and investment activity of banking institutions. The continued implementation of the Dodd-Frank Act and other similar and follow-on regulations could affect, among other things, financial consumer protection, proprietary trading, registration of investment advisers and the trading and use of derivative instruments and, therefore, could adversely affect the Fund or investments made by the Fund. There can be no assurance that such regulation will not have a material adverse effect on the Fund, increase transaction, operations, legal and/or regulatory compliance costs, significantly reduce the profitability of the Fund or impair the ability of the Fund to achieve its investment objective.

On November 25, 2019, the SEC proposed a revised version of new Rule 18f-4 under 1940 Act, which it originally proposed in December 2015, governing the use of derivatives and other transactions by registered investment and business development companies. The proposed rule, if adopted, would permit, among others, closed-end funds such as the Fund to enter into certain derivatives transactions notwithstanding the prohibitions and restrictions on the issuance of senior securities under Section 18 of the 1940 Act, provided that a fund complies with the conditions of the proposed rule, including certain value-at-risk leverage limits, requirements and compliance and disclosure obligations, subject to certain exceptions. The nature of any final regulations is uncertain at this time, and it is not possible to predict the effects of these regulations on the Fund's portfolio; however, it is possible that such regulations could limit or restrict the ability of the Fund to use certain derivatives, including short sales, increase the compliance and other costs of using these instruments or make them less effective. The Sub-Adviser will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that the Sub-Adviser will be successful in doing so.

As of the date hereof, the Trump administration has called for, and in some cases has implemented, significant changes to U.S. trade, healthcare, immigration, foreign and government regulatory policy. Additional sweeping policy changes may be implemented following the 2020 U.S. presidential election. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal, state and local levels. Recent events have created a climate of heightened uncertainty and have introduced difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the presidential administration implements additional changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment and inflation, among other areas. One area of reform has been the roll-back reforms to the Dodd-Frank Act, including revisions to the Volcker Rule. Certain additional areas that have been identified as subject to potential change, amendment or repeal, including various swaps and derivatives regulations, credit risk retention requirements and the authorities of the Federal Reserve, the Financial Stability Oversight Council and the SEC. In addition, the Trump administration has stated that the U.S. may withdraw from or renegotiate various trade agreements, and take other actions that would change current trade policies of the U.S., and has imposed tariffs on certain foreign goods. Until any additional policy changes are finalized, it cannot be known whether the Fund and its investments or future investments may be positively or negatively affected, or the impact of continuing uncertainty.

Fees and Expenses. An Investor in the Fund will bear a portion of the Management Fee, Incentive Fee (if any), Distribution and Servicing Fee (if applicable) and other expenses of the Fund. The fees and expenses of the Fund disclosed in the fee table in "Summary of Fund Expenses" reflect estimated expenses of the Fund for the fiscal year ending September 30, 2021, and assume that the Fund will raise $150 million in net assets during such fiscal year. The Fund's actual total raise during or expenses for this fiscal year may differ, perhaps materially, from these estimates and assumptions, which may lead to a higher or lower expense ratio. If the Fund were to raise less than $150 million in net assets during the fiscal year ending September 30, 2021, the Fund's total expense ratio would be higher than that presented in the fee table.

Non-Diversified Status. The Fund is a "non-diversified" management investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. As a result, the Fund's net asset value may be subject to greater volatility than that of an investment company that is subject to diversification limitations. The Fund generally will not, however, invest more than 10% of its net asset value (measured at the time of purchase) in the voting securities of any one investment.

Reporting Requirements. Investors who beneficially own Units that constitute more than 5% or 10% of the Fund's Units are subject to certain requirements under the Exchange Act and the rules promulgated thereunder. These include requirements to file certain reports with the SEC. The Fund has no obligation to file such reports on behalf of such Investors or to notify Investors that such reports are required to be made. Investors who may be subject to such requirements should consult with their legal advisors.

Investment Strategy-Related Risks

Certain of the principal risks of the Fund's investment strategy are set forth below. Depending on economic and market conditions other risks may be present.

Non-U.S. Investments. The Fund invests primarily in equity securities of non-U.S.-domiciled issuers. Non-U.S. securities in which the Fund invests may be listed on non-U.S. securities exchanges, traded in non-U.S. over-the-counter markets or purchased in private placements and not be publicly traded. These investments involve special risks not usually associated with investing in securities of U.S. companies or U.S. federal, state or local governments.

The securities markets of foreign countries generally are less regulated than U.S. securities markets. Some foreign securities markets have a higher potential for price volatility and relative illiquidity compared to the U.S. securities markets. In addition, because there is less publicly available information about foreign companies, and because many non-U.S. entities are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those of U.S. companies, it may be difficult to analyze and compare such foreign company's performance.

Although the Fund may invest portions of its assets in non-U.S. equity or fixed-income instruments or in instruments denominated in non-U.S. currencies, the Fund will value its securities and other assets in U.S. dollars. The Fund may or may not seek to hedge all or any portion of their foreign currency exposure.

Following is a discussion of some of the more significant risks generally associated with investing in non-U.S. securities:

Non-U.S. Currencies. The Fund may make direct and indirect investments in a number of different currencies. In addition, the Fund will hold funds in bank deposits in non-U.S. dollar currencies. As a result, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur transaction costs in connection with conversions between various currencies. Any returns on, and the value of the Fund's investments, may be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors.

The Fund may, but is not required to, hedge its exposure to fluctuations in the non-U.S. currency exchange rates. The Sub-Adviser may seek to hedge the Fund's foreign currency exposure by investing in currencies, currency futures contracts and options on currency futures contracts, spot and forward currency exchange contracts, swaps, swaptions or any combination thereof (whether or not exchange traded), but there can be no assurance that these strategies will be effective, and such techniques entail costs and additional risks. If the Fund were to enter into hedging transactions, it may not participate fully in any currency gains that would otherwise be attributable to any appreciation of the foreign currencies. To the extent unhedged, the value of the Fund's assets will fluctuate with U.S. dollar exchange rates, as well as the price changes of the Fund's investments in the various local markets and currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. An increase in the value of the U.S. dollar compared to the other currencies in which the Fund makes its investments will reduce the effect of increases, and magnify the effect of decreases, in the prices of the Fund's securities in their local markets. The Fund could realize a net loss on an investment, even if there were a gain on the underlying investment before currency losses were taken into account.

Characteristics of Non-U.S. Securities Markets. The Fund may buy and sell securities on the principal stock exchange or over-the-counter market of foreign countries. Many foreign stock markets are not as developed or efficient as those in the U.S., and they may be more volatile. Generally, there is less government supervision and regulation of non-U.S. exchanges, brokers and listed companies than in the U.S. Furthermore, trading volumes in non-U.S. markets are usually lower than in U.S. markets, resulting in reduced liquidity and potentially rapid and erratic price fluctuations. Commissions for trades on foreign stock exchanges and custody expenses generally are higher than those in the U.S. Settlement practices for transactions in foreign markets may involve delays beyond periods customary in the United States, possibly requiring the Fund to borrow funds or securities to satisfy its obligations arising out of other transactions. In addition, there could be more "failed settlements," which can result in losses to the Fund.

Less Company Information and Regulation. Generally, there is less publicly available information about foreign companies than about U.S. companies. This may make it more difficult for the Fund to stay informed of corporate action that may affect the price of a particular security. Further, many foreign countries lack uniform accounting, auditing and financial reporting standards, practices and requirements. These factors can make it difficult to analyze and compare the performance of non-U.S. companies.

Political and Economic Instability. Because of volatile internal political environments, less stable monetary systems and/or external political risks, among other factors, many non-U.S. economies are less stable than the U.S. economy. Some foreign governments participate in their economies through ownership or regulation in ways that can have a significant effect on the prices of securities. Some economies depend heavily on international trade and can be adversely affected by trade barriers or changes in the economic conditions of their trading partners. In addition, some countries face the risk of expropriation or confiscatory taxation, political, economic or social instability, limitation on the removal of funds or other assets or the repatriation of profits, restrictions on investment opportunities, the imposition of trading controls, withholding or other taxes on interest, capital gain or other income, import duties or other protectionist measures, various laws enacted for the protection of creditors, greater risks of nationalization or diplomatic developments which could adversely affect the Fund's investments in those countries.

Emerging Markets. Emerging market countries have economic structures that generally are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies. Many emerging countries providing investment opportunities for the Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years, and resulting sharp, sustained declines in the value of their currencies and securities markets. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. Many issuers in these countries and the countries themselves have defaulted on their obligations. Additional risks relevant to emerging markets may include: greater dependence on exports and the corresponding importance of international trade; more extensive controls on foreign investment and limitations on repatriation of invested capital; increased likelihood of governmental involvement in, and control over, the economies; decisions by the government to cease support of economic reform programs or to impose restrictions; and less established laws and regulations regarding fiduciary duties of officers and directors and protection of investors.

Withholding Taxes. Income and gains derived by the Fund may be subject to withholding and other taxes, which would reduce net proceeds. See "Tax Aspects—The Fund's Investments—General" in the Fund's SAI.

"Short Squeeze." The Fund could be caught in a "short squeeze" specific to certain non-U.S. markets. Equities issued by foreign issuers generally are subject to being recalled if loaned by a lender pursuant to a stock lending program. In addition, there are certain equities that will be recalled, generally twice a year on the last trade date prior to the record date, on which date the owners of the security must own the equity of record. A "short squeeze" is a speculative trading strategy that is sometimes observed when a security has been heavily sold short. Speculators start acquiring the security, driving up its price. As the price rises, short sellers have to post additional collateral for their borrowed securities, thereby putting pressure on those who have sold the security short. Investors who have sold the security short close out their positions. By purchasing the securities, those who are closing their short positions drive the price higher, putting even more pressure on the remaining short sellers. To the extent that the Fund has sold short a security that is being recalled in the period immediately preceding the last trade date prior to the record date, there is a risk that the Fund could be caught in such a "short squeeze," possibly preventing the Fund from unwinding its position without incurring significant losses. There is no assurance that the Fund will be able to liquidate a short position at a reasonable price if caught in a short squeeze.

Foreign Exchange. The Fund may engage in foreign-exchange transactions in the spot and, to a limited degree, forward markets. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price that is fixed at the time the contract is entered into. In addition, the Fund may maintain short positions in forward currency exchange transactions, in which the Fund agrees to exchange a specified amount of a currency it does not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the value of the currency the Fund agreed to purchase. A forward currency exchange contract offers less protection against defaults by the counterparty than exchange-traded currency futures contracts do. Forward currency exchange contracts also are highly leveraged. The Fund also may purchase and sell put and call options on currencies and currency futures contracts and options on currency futures contracts.

Geographic and Sector Focus. While, as of the date hereof, the Fund does not intend to focus on any particular country, geographic region or sector, implementation of the Fund's investment strategy may, during certain periods, result in the investment of a significant portion of the Fund's assets in a particular country or geographic region, such as Europe, or sector, such as information technology or industrials. Investments in the same countries or geographic regions may constrain the liquidity and the number of issues available for investment by the Fund, and may cause the Fund to be disproportionately exposed to the risks associated with the country or region of concentration. Investments in the same sector may be affected similarly by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As a result, the Fund may be subject to greater investment risk and volatility, and more susceptible to risk of loss, than if investments had been made in issuers in a broader range of countries, geographic regions or sectors.

Investing in Europe. Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European Union (the "EU"), create certain risks for investing in the EU.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced significant volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not be effective, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of outstanding debt could have additional adverse effects on economies, financial markets, issuers and asset valuations around the world.

In June 2016, voters within the United Kingdom (the "UK") participated in a national referendum and voted in favor of leaving the EU (known as "Brexit"). On March 29, 2017, the UK triggered the withdrawal procedures in Article 50 of the Treaty of Lisbon which provides for a two-year negotiation period between the EU and the UK. Accordingly, it initially was anticipated that the UK would cease to be a member of the EU by the end of March 2019; however, this was subsequently extended to January 31, 2020. Following such date, the UK ceased to be a member of the EU, but EU law still has effect in the UK during a transitional period which is expected to last until December 31, 2020 (unless an extension is agreed between the UK and the EU). The terms of the UK's exit from the EU are not clear and the shape of the regulatory landscape is not yet defined. As a result, the resulting impact of the UK's withdrawal is uncertain as of the date hereof. The effect on the economies of the UK and the EU likely will depend on the nature of trade relations between the UK and the EU and other major economies following Brexit, which will be negotiated. The current uncertainty and related future developments could have a negative impact on both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. The withdrawal process and the uncertainty concerning the UK's legal and economic relationship with the EU (as well as political divisions within the UK that have been highlighted by Brexit) could cause a period of instability and market volatility, and may adversely impact business in the UK and/or the EU, including with respect to opportunity, pricing, regulation and the tax treatment of any investments in the UK. It is not possible to ascertain the precise impact these events may have on the Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could have material consequences for the Fund and its investments.

Whether or not the Fund invests in securities of issuers located in Europe or has significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund's investment.

Investing in the Information Technology Sector. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, such companies are strongly affected by the volatile technology market, worldwide technological developments and advancements, government regulation, rapidly changing market conditions, new competing products and companies, changing consumer and business preferences and short product life cycles. The products manufactured and services offered by technology companies may not be economically successful, or may quickly become outdated.

Companies in the information technology sector are subject to various risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors such as obtaining and protecting patents, or the failure to do so, and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. These competitive pressures may have an adverse effect on earnings and profit margins, and may lead to technologies and products that ultimately fail. As a result, the securities of information technology companies tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities, especially over the short term. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices.

Investing in the Industrials Sector. The value of companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general, as well as liability for environmental damage and product liability claims and government regulations. For example, the products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Certain companies within this sector, particularly aerospace and defense companies, may be heavily affected by government spending policies because companies involved in this industry rely, to a significant extent, on government demand for their products and services, and, therefore, the financial condition of, and investor interest in, these companies are significantly influenced by governmental defense spending policies, which are typically under pressure from efforts to control the U.S. and other government budgets. In addition, securities of industrials companies in transportation may be cyclical and have occasional sharp price movements which may result from economic changes, fuel prices, labor relations and insurance costs. In certain countries, other companies in the industrials sector may also be subject to significant government regulation and oversight, which may adversely affect their businesses.

Equity Securities. The Fund primarily invests in equity securities, which, for these purposes, means common and preferred stocks (including investments in IPOs), convertible securities, warrants and rights. As a result, the value of the Fund's portfolio will be affected by daily movements in the prices of equity securities. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Individual companies may report poor results or be negatively affected by industry, regulatory or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, stock markets can be volatile at times, and stock prices can change drastically. This market risk will affect the Fund's net asset value per Unit, which will fluctuate as the values of the Fund's investments and other assets change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time.

Convertible securities also carry unique risks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security, therefore, is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security is increasingly influenced by its conversion value. A convertible security generally sells at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income or preferred security, as applicable.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

Warrants permit, but do not require, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but typically have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights may be considered more speculative than certain other types of equity-like securities because they do not carry with them rights to dividends or voting rights, and they do not represent any rights in the assets of the issuer. If not exercised prior to their expiration dates, these instruments will lose their value. The market for warrants and rights can become very illiquid. Changes in liquidity may significantly impact the price for warrants and rights, which could decrease the value of the Fund's portfolio.

Small- and Medium-Capitalization Companies. The Fund may invest a substantial portion of its assets in the securities of companies with small- to medium-sized market capitalizations. While such securities may provide significant potential for appreciation, the securities of certain companies, particularly smaller-capitalization companies, may involve higher risks than do investments in securities of larger companies. For example, prices of small-capitalization and even medium-capitalization securities are often more volatile than prices of large-capitalization securities, as they typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects, and the risk of bankruptcy or insolvency is higher than for larger, "blue-chip" companies. In addition, an investment in some small-capitalization companies may be relatively illiquid due to thin trading in their securities.

IPO Securities. Special risks are associated with investments in IPO securities, including lack of a trading history, lack of knowledge about the issuer and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies, and this volatility can affect the value of the Fund's investment in these shares. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings may be involved in relatively new industries or businesses, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or close to achieving revenues or operating income.

Short Sales. The Fund engages in short sales in pursuit of its investment objective and in connection with executing its investment strategy. The Sub-Adviser seeks to take opportunistic advantage of market inefficiencies by selling securities short.

To effect a short sale, the Fund will borrow a security from a brokerage firm, or other permissible financial intermediary, to make delivery to the buyer, with an obligation to replace the borrowed securities at a later date. The Fund then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. Short-selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. In certain circumstances, these techniques can substantially increase the impact of adverse price movements on the Fund's portfolio. A short sale of a security involves the theoretical risk of an unlimited increase in the market price of the security, which could result in an inability to cover the short position and thus a theoretically unlimited loss. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Short selling is a speculative investment technique that involves expenses to the Fund and the following additional risks:

•	The Fund may not be able to close out a short position at any particular time or at the desired price.

•	The Fund may be subject to a "short squeeze" when other short sellers desire to replace a borrowed security at the same time as the Fund, thus increasing the price the Fund may have to pay for the security and causing the Fund to incur losses on the position.

•	If the market for smaller capitalization or foreign companies becomes illiquid, the Fund may be unable to obtain securities to cover short positions.

•	Certain foreign markets may limit the Fund's ability to short stocks.

•	Certain foreign exchanges may suspend the limits on short sellers.

Short sale transactions have been subject to increased regulatory scrutiny, including the imposition of restrictions on short selling certain securities and reporting requirements. The Fund's ability to execute short sales may be materially adversely impacted by rules, interpretations, prohibitions and restrictions on short selling activity imposed by regulatory authorities, including the SEC, its foreign counterparts, other government authorities or self-regulatory organizations. These rules, interpretations, prohibitions and restrictions may be imposed with little or no advance notice, and may impact prior trading activities of the Fund. Additionally, traditional lenders of securities might be less likely to lend securities under certain market conditions. As a result, the Fund may not be able to effectively pursue a short selling strategy due to a limited supply of securities available for borrowing.

In connection with short selling, the Fund may be required to comply with the Asset Coverage Requirement or segregate liquid assets in an amount generally equal to the value of the security sold short, enter into offsetting transactions or own positions covering its obligations.

In the wake of the COVID-19 pandemic, certain European jurisdictions, including Austria, Belgium, France, Greece, Italy and Spain, enacted short sale bans. While the SEC did not take similar action in response to the pandemic, it temporarily banned short selling in the stocks of numerous financial services companies, and promulgated new disclosure requirements with respect to short positions held by investment managers, in September 2008 in response to the global financial crisis. Certain international regulatory bodies, including the UK's Financial Services Authority, also promulgated restrictions on short selling in 2008. While these measures have all since expired, similar restrictions and/or additional disclosure requirements may be promulgated at any time, especially during periods of financial crisis and market turmoil, and could adversely affect the Fund and its ability to execute its investment strategy.

Leverage and Borrowing. The Fund's investment program makes frequent use of leverage by using net short proceeds to purchase securities or borrowing money, subject to the limits of the Asset Coverage Requirement, for investment purposes, to satisfy repurchase requests from Investors and to otherwise provide the Fund with liquidity. The practice of leveraging by borrowing money is speculative and involves certain risks. Because short sales involve borrowing securities and then selling them, the Fund's short sales have the additional effect of leveraging the Fund's assets.

The Fund also may use leverage in the form of loans for borrowed money (e.g., margin loans) or in the form of derivative instruments, such as options, futures, forward contracts, swaps and repurchase agreements. The use of leverage by the Fund can substantially increase the market exposure (and market risk) to which the Fund's portfolio may be subject. Trading on leverage will result in interest charges or costs, which may be substantial. The level of interest rates generally, and the rates at which the Fund can leverage in particular, can affect the operating results of the Fund.

The Fund's use of short-term margin borrowings, repurchase agreements, derivatives and other instruments may present additional risks. For example, if the value of securities pledged to brokers to secure the Fund's margin accounts declines, the Fund might be subject to a "margin call," pursuant to which the Fund would be required either to deposit additional funds with the broker or liquidate the pledged securities to compensate for the decline in value. If a counterparty determines that the value of the collateral has decreased, the counterparty may initiate a margin call or other payment obligation and require the Fund to either post additional collateral to cover such decrease or repay a portion of the outstanding borrowing. Additionally, to obtain cash to satisfy a margin call, the Fund may be required to liquidate assets at a disadvantageous time, which could cause it to incur further losses. In the event of a sudden drop in the value of the Fund's assets, the Fund might not be able to liquidate assets quickly enough to pay off its margin debt.

In the U.S. futures markets, margin deposits are typically required. These deposits may range from 1% to 15% of the value of the futures contracts being purchased or sold. With respect to other derivative markets, margin deposits may be lower or may not be required at all. Such low margin deposits indicate that any trading in these markets typically is accompanied by a high degree of leverage. A relatively small adverse price movement in a futures or forward contract may result in immediate and substantial losses to the investor where low margin deposits exist.

There are no margin requirements in connection with purchases of options, because the option premium is paid for in full. The premiums for certain options traded on foreign exchanges may be paid for on margin. When the Fund sells an option on a futures contract, it may be required to deposit margin in an amount that may be determined by the margin requirement established for the futures contract underlying the option and, in addition, an amount substantially equal to the current premium for the option. The margin requirements imposed on the writing of options can be higher than those imposed when dealing in the futures markets directly. Whether any margin deposit will be required for over-the-counter options and other over-the-counter instruments, such as currency forwards, swaps and certain other derivative instruments, will depend on the credit determinations and specific agreements of the parties to the transaction, which are individually negotiated.

The Fund's Use of Derivatives Involves Risk. The Fund may invest in, or enter into, derivatives, including swaps (including total return swaps), swaptions, CFDs, futures and forward agreements and options, for investment or hedging purposes. The use of these instruments involves the following risks, among others:

•	Derivatives can be volatile.

•	Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large impact on the Fund's performance.

•	The market for any derivative is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

•	Entering into derivatives in foreign markets may involve more risk than entering into domestic transactions.

•	Certain derivatives, such as swaps, involve the assumption of the credit risk of the counterparty to the transactions.

The stability and liquidity of derivatives depend in large part on the creditworthiness of the parties to the transactions. It is expected that the Sub-Adviser will monitor on an ongoing basis the creditworthiness of firms with which it will enter into derivatives. If there is a default by the counterparty to such transaction, the Sub-Adviser will under most normal circumstances have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs that could result in the net asset value of the Fund being less than if the Sub-Adviser had not entered into the transaction. Furthermore, there is a risk that a counterparty could become insolvent. If the Sub-Adviser's counterparties (e.g., prime broker or broker-dealer) were to become insolvent or the subject of liquidation proceedings, there exists the risk that the recovery of securities and other assets from such prime broker or broker-dealer will be delayed or will be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.

In addition, the Sub-Adviser may use counterparties located in various jurisdictions. Such local counterparties are subject to various laws and regulations in various jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Fund's assets are subject to substantial limitations and uncertainties.

See "Additional Investment Policies—Special Investment Techniques" in the Fund's SAI.

Repurchase Agreements and Reverse Repurchase Agreements. The Fund may enter into repurchase agreements and reverse repurchase agreements. For the purposes of maintaining liquidity and achieving income, the Fund may enter into repurchase agreements with domestic and foreign banks, registered broker-dealers or other appropriate counterparties. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. If the seller under the repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund would be permitted to sell the securities. However, this right to sell may be restricted, or the value of the securities may decline before the securities can be liquidated. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks.

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price. A counterparty to a reverse repurchase agreement may be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements may be considered forms of borrowing for some purposes.

Credit Risk. Certain of the markets in which the Fund effects its transactions are over-the-counter or "interdealer" markets. The participants in such markets typically are not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent the Fund invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions, on these markets, the Fund may take a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such "counterparty risk" is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. The Fund is not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses.

Bonds and Other Fixed-Income Securities. The Fund may invest in bonds and other fixed-income securities, and may take short positions in these securities. The Sub-Adviser will invest in these securities when it believes such securities offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and also may invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed-income securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by governments; municipal securities; and mortgage-backed and asset-backed securities. Certain securities in which the Fund may invest, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Dislocations in the fixed-income sector and weaknesses in the broader financial market could adversely affect the Fund. As a result of such dislocations, the Fund may face increased borrowing costs, reduced liquidity and reductions in the value of its investments. One or more of the counterparties providing financing for the Fund's portfolio could be affected by financial market weaknesses, and may be unwilling or unable to provide financing. As a result, the Fund may be unable to fully finance its investments and operations. This risk would be exacerbated if a substantial portion of the Fund's financing is provided by a relatively small number of counterparties. If one or more major market participants fail or withdraw from the market, it could negatively affect the marketability of all fixed-income securities and this could reduce the value of the securities in the Fund's portfolio, thereby reducing the Fund's net asset value. Furthermore, if one or more counterparties are unwilling or unable to provide ongoing financing, the Fund could be forced to sell its investments at a time when prices are depressed.

Restricted and Illiquid Investments. Although the Fund will invest primarily in publicly-traded securities, the Fund may from time to time invest in securities and other financial instruments or obligations for which little or no market exists, restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the 1933 Act.

Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the prevailing price when it decided to sell. The Fund may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities. The Fund's portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.

Cash, Cash Equivalents, Investment Grade Bonds, Money Market Instruments. The Fund may invest a portion of its assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Sub-Adviser deems appropriate under the circumstances, including in response to adverse market or economic or political conditions, pending the investment of assets in accordance with its investment strategy or to maintain the liquidity necessary to effect repurchases of Units or meet expenses, subject to the Fund's policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. In addition, when the Sub-Adviser determines that adverse market conditions exist, the Fund may adopt a temporary defensive position and invest up to 100% of its assets in such securities. During such periods, the Fund may not achieve its investment objective.

These investments may be adversely affected by tax, legislative, regulatory, credit, political or government changes, interest rate increases and the financial conditions of issuers, which may pose credit risks that result in issuer default and the Fund may not achieve its investment objective.

Registered Investment Companies. The Fund may invest in the securities of other registered investment companies for cash management purposes. Under one provision of the 1940 Act, the Fund may not acquire the securities of other registered investment companies if, as a result, (i) more than 10%

of the Fund's total assets would be invested in securities of other registered investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one registered investment company being held by the Fund or (iii) more than 5% of the Fund's total assets would be invested in any one registered investment company. Other provisions of the 1940 Act are less restrictive provided that the Fund is able to meet certain conditions. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.

Active Management Risk. The Fund's investment program emphasizes active management of the Fund's portfolio. Consequently, the Fund's portfolio turnover and brokerage commission expenses may exceed those of other investment companies. A high portfolio turnover rate (i.e., 100% or higher) may also result in the greater realization of capital gains, including short-term gains which are taxable to Investors at the same rates as ordinary income.

Other Risks

The Incentive Fee. The Incentive Fee may create an incentive for the Sub-Adviser to cause the Fund to make investments that are riskier or more speculative than in the absence of the Incentive Fee. The Incentive Fee is based on both realized as well as unrealized appreciation; therefore, the Incentive Fee may be greater than if it were based only on realized gains.

The Incentive Fee, if any, is calculated and accrued on each date that the Fund calculates its net asset value, thereby reducing the net asset value of the Fund and the Units. The repurchase price received by an Investor whose Units are repurchased in a repurchase offer will reflect an Incentive Fee accrual if the Fund has experienced positive performance through the date of repurchase. However, the Fund will not accrue an Incentive Fee for any period unless it has fully recovered any cumulative losses from prior fiscal periods. This is known as a "high water mark." An Incentive Fee accrual may subsequently be reversed if the Fund's performance declines. No adjustment to a repurchase price will be made after it has been determined.

When Units are repurchased in a repurchase offer, or the Fund pays a dividend or a distribution, the amount of any cumulative loss will be reduced in proportion to the reduction in the Fund's assets paid in respect of such repurchase or in respect of such dividend or distribution. The amount of any cumulative loss incurred by the Fund, however, will not be increased by any sales of Units (including Units issued as a result of the reinvestment of dividends and distributions). Consequently, as the number of outstanding Units increases, the per-Unit amount (but not the dollar amount) of a cumulative loss will be reduced. As a result, if an Investor does not reinvest its distributions, the benefits that such Investor would receive from a cumulative loss (if any) will be diluted. This means that an Investor's investment may bear a higher percentage Incentive Fee than it otherwise would.

The application of the Incentive Fee may not correspond to a particular Investor's experience in the Fund because aggregate cumulative appreciation is calculated on an overall basis allocated equally to each outstanding Unit. An Investor may not owe an Incentive Fee on its investment, even though the value of its investment has increased. For example, if an Investor were to acquire Units after the Fund's trading resulted in a cumulative loss, the Investor would not owe an Incentive Fee until sufficient gains have been achieved to exceed such losses, despite the fact that the Investor will have experienced aggregate cumulative appreciation in respect of its Units. Conversely, an Investor may owe an Incentive Fee on its investment, even though the value of its investment has declined. For example, if an Investor were to acquire Units at a time when the Fund had net profits to date for the Performance Period of $2 million in excess of the high water mark, but at the end of the Performance Period the Fund had net

profits of only $1 million in excess of the high water mark, the Investor would owe an Incentive Fee despite the fact that the value of its investment declined. In addition, when Units are issued at a net asset value reduced by the accrued Incentive Fee, and such accrued Incentive Fee is subsequently reversed due to trading losses, the reversal will be allocated equally among all outstanding Units (increasing the net asset value per Unit), including those Units whose purchase price had not itself been reduced by the accrued Incentive Fee being reversed.

Inadequate Return. No assurance can be given that the returns on the Fund's investments will be proportionate to the risk of investment in the Fund. Potential Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment.

Inside Information. From time to time, the Fund or its affiliates may come into possession of material, non-public information concerning an entity or issuer in which the Fund has invested or may invest. The possession of such information may limit the Fund's ability to buy or sell securities of the issuer.

Recourse to the Fund's Assets. The Fund's assets, including any investments made by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund's assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Possible Exclusion of Investors Based on Certain Detrimental Effects. The Fund may repurchase, outside of the repurchase procedure described under the caption "Repurchases of Units and Transfers—Repurchases of Units," Units held by an Investor or other person acquiring Units from or through an Investor, if: (i) the Units have been transferred or have vested in any person other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Investor; (ii) the Investor or other person is not an Eligible Investor; (iii) ownership of the Units by the Investor or other person is likely to cause the Fund to be in violation of, require registration of any Units under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; (iv) continued ownership of the Units by the Investor or other person may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any Investor to an undue risk of adverse tax or other consequences or restrictions; (v) any of the representations and warranties made by the Investor or other person in connection with the acquisition of the Units was not true when made or has ceased to be true; (vi) the Investor is likely to be subject to additional regulatory or compliance requirements under special laws or regulations by virtue of continuing to hold the Units; (vii) the Investor's investment balance falls below $25,000; or (viii) the Board determines that it would be in the best interests of the Fund. These provisions may, in effect, deprive an Investor in the Fund of an opportunity for a return that might be received by other Investors.

Selling Agent Risk. When a limited number of Selling Agents represents a large percentage of Investors, actions recommended by Selling Agents may result in significant and undesirable variability in terms of Investor subscription or tender activity. Additionally, it is possible that if a matter is put to a vote at a meeting of Investors, clients of a single Selling Agent may vote as a block, if so recommended by the Selling Agent.

Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. See "Certain U.S. Federal Income Tax Considerations—Taxation of the Fund."

If, before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement of RIC qualification, the Fund may seek to take certain actions to avert such a failure. The Fund may try to acquire additional investments or dispose of non-diversified assets to bring the Fund into compliance with the asset diversification test. Relevant tax provisions afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets. In certain cases, the Fund may be afforded a longer cure period under applicable savings provisions. However, the Fund may be subject to a penalty tax in connection with its use of those savings provisions. If the Fund fails to satisfy the asset diversification test or other RIC requirements, it may fail to qualify as a RIC under Subchapter M of the Code. If the Fund fails to qualify as a RIC, the Fund would become subject to a corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes) and distributions (including distributions of net capital gain) to Investors would be taxable as dividend income to the extent of the Fund's current and accumulated earnings and profits, and would not be deductible to the Fund. Accordingly, disqualification as a RIC may have a material adverse effect on the value of the Units and the amount of the Fund's distributions.

Under the DRIP, an Investor's dividends and capital gain distributions paid by the Fund are automatically reinvested in additional Units unless the Investor "opts out." Investors may opt out initially, and thereafter may change their election at any time, by contacting the Administrator. If an Investor participates in the DRIP, that Investor will be deemed to have received, and for U.S. federal income tax purposes will be taxed on, the amount reinvested in Units to the extent the amount reinvested was not a tax-free return of capital. As a result, an Investor may have to use funds from other sources to pay U.S. federal income tax liability on the value of the Units received. Even if an Investor does not participate in the DRIP, the Fund will have the ability to declare a large portion of a dividend in Units instead of in cash, for example, to satisfy the Annual Distribution Requirement (as defined below). As long as a portion of this dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, an Investor generally would be subject to tax on 100% of the fair market value of the dividend on the date the dividend is received by the Investor in the same manner as a cash dividend, even though most of the dividend was paid in Units.

For U.S. federal income tax purposes, the Fund generally will be required to include in income certain amounts that the Fund has not yet received in cash, such as original issue discount ("OID"), which may arise, for example, if the Fund receives warrants in connection with the making of a loan or "payment-in-kind" interest representing contractual interest added to the loan principal balance and due at the end of the loan term. This OID or "payment-in-kind" interest is included in the Fund's income before the Fund receives any corresponding cash payments. The Fund also may be required to include in income certain other amounts that it will not receive in cash, such as amounts attributable to certain hedging and foreign currency transactions. Since, in certain cases, the Fund may recognize income before or without receiving cash in respect of this income, the Fund may have difficulty meeting the Annual Distribution Requirement. Accordingly, the Fund may have to sell some of its investments at times that are not advantageous or reduce new investments to meet these distribution requirements. If the Fund is not able to obtain cash from other sources, it may fail to qualify as a RIC and thus be subject to additional corporate-level income taxes. This failure could have a material adverse effect on the Fund and on any investment in Units. See "Certain U.S. Federal Income Tax Considerations—Taxation of the Fund."

The Fund may retain some income and capital gains in the future, which amounts may be subject to the 4% U.S. federal excise tax. In that event, the Fund will be liable for the tax on the amount by which the Fund does not meet the foregoing distribution requirement.

Any non-U.S. entities in or through which the Fund invests may be subject to non-U.S. withholding and other taxes. Further, adverse U.S. tax consequences can be associated with certain foreign investments, including potential U.S. withholding on foreign investment entities with respect to their U.S. investments (including those described in the SAI under the caption "Tax Aspects—Foreign Account Tax Compliance provisions of the Hiring Incentives to Restore Employment Act ("FATCA")").

Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security and related risks of cybersecurity incidents. In general, cyber-incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Adviser, Sub-Adviser, Administrator, Distributor, Selling Agents, the Fund's custodian or other service providers have the ability to cause: (i) disruptions and impact business operations, potentially resulting in financial losses; (ii) interference with the Fund's ability to calculate its net asset value; (iii) the inability of Investors to transact business with the Fund; (iv) violations of applicable privacy, data security or other laws; (v) regulatory fines and penalties; (vi) reputational damage; (vii) reimbursement or other compensation or remediation costs; (viii) legal fees; or (ix) additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed that are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management system or business continuity plan, including the possibility that certain risks have not been identified.

The above discussions of the various risks associated with the Fund and the Units are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective Investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund's investment program changes or develops over time, and as market conditions change or develop over time, an investment in the Fund may be subject to risk factors not described in this Prospectus.

In view of the risks noted above, the Fund should be considered a speculative investment, and a prospective Investor should invest in the Fund only if it can sustain a complete loss of its investment.

USE OF PROCEEDS

The Fund invests the net proceeds from the sale of Units, excluding cash retained for operational needs to pay Fund expenses and amounts to be payable to tendering Investors, in accordance with the Fund's investment objective and policies and principal strategy as soon as practicable (generally within five business days) after each Closing Date, assuming normal market conditions and the availability of suitable investments. Pending the investment of the proceeds of any offering pursuant to the Fund's investment objective and principal strategies and during periods of adverse market conditions in the equity securities markets, the Fund may invest a portion of the proceeds of the offering in short-term, high quality debt securities, money market instruments or money market funds. The Fund may be prevented from achieving its objective during any time in which the Fund's assets are not substantially invested in accordance with its principal investment strategies.

MANAGEMENT OF THE FUND

The Adviser

Central Park Advisers, LLC, a wholly owned subsidiary of Central Park Group, is registered as an investment adviser under the Advisers Act. Under the control of Mitchell Tanzman and Gregory Brousseau, the Adviser is an independent investment advisory firm specializing in the development and management of alternative investment offerings.

Founded in 2006, Central Park Group offers a broad range of investments including private equity funds, hedge funds, real estate funds and funds-of-funds. Central Park Group's founding partners have significant experience across the spectrum of alternative investments and traditional asset management. For over 25 years, they sourced, created, managed and distributed private equity funds, hedge funds, real estate opportunity funds, crossover funds and funds-of-funds that seek to offer clients attractive risk-adjusted performance in diverse strategies, asset classes and sectors. In 1993, while at Oppenheimer & Co., Messrs. Brousseau and Tanzman established one of the earliest and most extensive alternative investment platforms in the U.S. ($2.5 billion) and, through 1998, developed 15 offerings and recruited and oversaw nine proprietary hedge fund managers. In 1998, Messrs. Brousseau and Tanzman established UBS' alternative investment platform for private U.S. clients ($8.0 billion) and, through 2005, sourced, created and distributed over 25 private equity funds, hedge funds and funds-of-funds.

The Adviser serves as investment adviser to the Fund pursuant to the Investment Advisory Agreement. The Directors have engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of, the Fund under the ultimate supervision of, and subject to any policies established by, the Board. The Adviser also provides, or arranges at its expense, for certain management and administrative services for the Fund. Some of those services include providing support services, maintaining and preserving certain records, and preparing and filing various materials with state and U.S. federal regulators.

The Administrator maintains certain required accounting related and financial books and records of the Fund. The other required books and records required to be maintained under the 1940 Act are maintained at the offices of the Adviser, located at 805 Third Avenue, New York, NY 10022, telephone number (212) 317-9200.

The Sub-Adviser

The Adviser, in compliance with applicable law and the Investment Advisory Agreement, has engaged the Sub-Adviser as the sole investment sub-adviser of the Fund, to manage the Fund's investment operations and the composition of its portfolio securities and investments under the supervision of the Adviser and the ultimate supervision of, and subject to any policies established by, the Board. The Sub-Adviser will be responsible for the day-to-day management of the Fund's portfolio.

Select Equity Group, founded in 1990, focuses on rigorous, independent research and disciplined, long-term investing. The Sub-Adviser was founded in connection with the merger of Select Equity Group, Inc. and its affiliate, Select Offshore Advisors, LLC, into a single investment advisory entity. The Sub-Adviser, which manages more than $25 billion in assets in various long/short and long-only equity strategies that invest in companies across geographies and market capitalizations, provides investment advisory services to high-net-worth individuals, multi-family offices, endowments, foundations, private banks, insurance companies and public and corporate pensions. The Sub-Adviser also manages certain U.S. and non-U.S. private pooled investment vehicles, certain of which have investment objectives similar to the investment objective of the Fund, and provides sub-advisory services to a registered investment company and certain UCITS. The Sub-Adviser is majority owned and controlled by George S. Loening. Its principal office is located at 380 Lafayette Street, New York, New York 10003.

Portfolio Management

Chad M. Clark and Matthew C. Pickering serve as the Fund's portfolio managers. Messrs. Clark and Pickering are jointly responsible for the day-to-day management of the Fund's assets.

Mr. Clark joined the Sub-Adviser in August 2010. He oversees the Sub-Adviser's international strategies and is a member of its Management Committee. Prior to joining the Sub-Adviser, Mr. Clark spent 14 years at Harris Associates, where he was a Partner and co-managed the Oakmark International Small Cap Fund and Harris International Value L.P. Prior to Harris Associates, he was an Analyst in Corporate Finance at William Blair & Company. Mr. Clark received a B.S. in Industrial Management from Carnegie Mellon University (summa cum laude), and is a CFA charterholder.

Mr. Pickering, a senior member of the Sub-Adviser's investment team, joined the Sub-Adviser in December 2010. Prior to joining the Sub-Adviser, Mr. Pickering was an Analyst with Harris Associates for four years. Prior to Harris Associates, he worked for six years as an Analyst and Associate Portfolio Manager with Institutional Capital, where he was named Morningstar International Stock Co-Manager of the Year in 2005. Mr. Pickering received a B.S. from Miami University (magna cum laude), and is a CFA charterholder.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' investments in the Fund, if any.

Fund Administrator, Custodian, Transfer Agent and Dividend Disbursing Agent

SS&C Technologies, Inc., and its affiliates, DST Asset Manager Solutions, Inc. and ALPS Fund Services, Inc., perform certain administration, accounting and transfer agency services for the Fund, and serve as the Fund's dividend disbursing agent. In consideration of these services, the Administrator is paid a fee at the annual rate of 0.08% of the Fund's net assets up to $250 million, 0.06% of the Fund's net assets from $250 million to $500 million and 0.04% of the Fund's net assets in excess of $500 million, subject to a minimum annual fee, in addition to certain other fixed or transactional fees, and is reimbursed certain expenses.

The Bank of New York Mellon, or such other qualified custodian (the "Custodian"), serves as the custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Directors. Assets of the Fund are not held by the Adviser or Sub-Adviser, or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is 240 Greenwich Street, New York, NY 10007.

FEES AND EXPENSES

Asset-Based Fees

In consideration of the advisory services provided to the Fund by the Adviser, the Fund pays the Adviser the Management Fee, computed and payable monthly in arrears, at the annual rate of 1.25% of the Fund's net asset value. In consideration of the sub-advisory services provided to the Fund by the Sub-

Adviser, the Adviser pays the Sub-Adviser, out of the Management Fee, the Sub-Advisory Fee computed and payable monthly in arrears, at the annual rate of 0.75% of the Fund's net asset value.

For purposes of determining the Management Fee payable to the Adviser and the Sub-Advisory Fee payable to the Sub-Adviser for any month, "net asset value" means the total value of all assets of the Fund as of the end of such month, less an amount equal to all accrued debts, liabilities and obligations of the Fund as of such date, and calculated before giving effect to any repurchase of Units on such date and before any reduction for any fees (including the Distribution and Servicing Fee and the Incentive Fee) and expenses of the Fund. The Management Fee and Sub-Advisory Fee will be prorated for any period of less than a month based on the number of days in such period.

Incentive Fee

Promptly after the end of each fiscal year of the Fund, the Fund pays to the Sub-Adviser the Incentive Fee in an amount equal to 20% of the amount by which the Fund's net profits attributable to each class of Units for all Performance Periods (as defined below) ending within or coterminous with the close of such fiscal year exceed the balance of the loss carryforward account maintained in respect of such class, without duplication for any Incentive Fee paid by the Fund in respect of such class during such fiscal year. The Fund also pays the Sub-Adviser the Incentive Fee in the event that a Performance Period ends in connection with the repurchase of Units by the Fund or a dividend or other distribution payable by the Fund, in each case on the date as of which the Fund's net asset value attributable to any class is calculated for such purpose; provided that only that portion of the Incentive Fee that is attributable to (i) the Units being repurchased (not taking into account any proceeds from any contemporaneous issuance of Units, by reinvestment of dividends and other distributions or otherwise), or (ii) the dividend or other distribution being paid by the Fund and not being reinvested in Units of the Fund, will be paid to the Sub-Adviser for such Performance Period. The Incentive Fee, if any, is calculated and accrued on each date that the Fund calculates its net asset value.

"Performance Period" means each 12-month period ending as of the Fund's fiscal year-end (or, for the first fiscal year of the Fund, the period from the commencement of the Fund's operations through the end of the Fund's first fiscal year; or such other period ending as of the Fund's fiscal year-end in the event the Fund's fiscal year is changed); provided that the period of time from the prior Performance Period-end (or commencement of the Fund, as the case may be) through the valuation date of (i) a repurchase offer and (ii) a dividend or other distribution also constitutes a Performance Period.

For purposes of determining the Incentive Fee, if any, payable to the Sub-Adviser, the parties will maintain a loss carryforward account with respect to each class that will have an initial balance of zero upon commencement of the class's operations and, thereafter, will be credited as of the end of each Performance Period with the amount of any net loss of the Fund attributable to such class for that Performance Period and will be debited with the amount of any net profits of the Fund attributable to such class for that Performance Period, as applicable (provided, however, that the debiting of net profits may only reduce a positive balance in the loss carryforward account and may not reduce the balance of the loss carryforward account below zero). The Incentive Fee will be payable for a Performance Period only if and to the extent that the loss carryforward account has a balance of zero. This is known as a "high water mark."

The balance of the loss carryforward account maintained for a class, if any, shall be subject to a proportionate reduction in connection with: (i) any dividend or other distribution payable by the Fund in respect of such class (to the extent such dividends and other distributions paid in respect of such class are not reinvested in Units of such class); or (ii) any repurchase by the Fund of Units of such class. The amount of such reduction shall be that percentage of the then-current balance of the loss carryforward account maintained for a class determined by dividing (i) the aggregate amount of any dividends and other distributions paid in respect of such class and not reinvested in Units of such class, and the dollar amount of any Units of such class repurchased by the Fund, by (ii) the Net Assets of the Fund attributable to such class, prior to the reduction of Net Assets for the amount of such unreinvested dividends and other distributions and the dollar amount of Units of such class repurchased by the Fund. The loss carryforward account shall be maintained with respect to each class as a whole (rather than for each individual Investor).

For purposes of calculating the Incentive Fee: (i) net profits means the amount by which (a) the net assets of the Fund attributable to a class as of the end of a Performance Period, increased by the dollar amount of Units of such class repurchased by the Fund during the Performance Period (excluding Units of such class to be repurchased as of the last day of the Performance Period after the determination of the Incentive Fee) and by the amount of dividends and other distributions paid in respect of Units of such class during the Performance Period and not reinvested in additional Units of such class (excluding any dividends and other distributions to be paid as of the last day of the Performance Period), exceeds (b) the net assets of the Fund attributable to such class as of the beginning of the Performance Period, increased by the dollar amount of Units of such class issued during the Performance Period (excluding any Units of such class issued in connection with the reinvestment of dividends and other distributions paid by the Fund in respect of such class); (ii) net loss attributable to a class means the amount by which (a) the net assets of the Fund attributable to such class as of the beginning of a Performance Period, increased by the dollar amount of Units of such class issued during the Performance Period (excluding any Units of such class issued in connection with the reinvestment of dividends and other distributions paid by the Fund in respect of such class), exceeds (b) the net assets of the Fund attributable to such class as of the end of the Performance Period, increased by the dollar amount of Units of such class repurchased by the Fund during the Performance Period (excluding Units of such class to be repurchased as of the last day of the Performance Period after the determination of the Incentive Fee) and by the amount of dividends and other distributions paid in respect of such class during the Performance Period and not reinvested in additional Units of such class (excluding any dividends and other distributions to be paid as of the last day of the Performance Period); and (iii) net assets of a class means the total value of all assets of the Fund attributable to such class, less all accrued debts, liabilities and obligations of the Fund attributable to such class, determined in accordance with the valuation and accounting policies and procedures of the Fund as from time to time in effect.

The Sub-Adviser is under no obligation to repay any Incentive Fee or portion thereof previously paid to it by the Fund, if calculated in accordance with the Sub-Advisory Agreement. Thus, the payment of an Incentive Fee for a Performance Period will not be reversed by the subsequent decline in assets of the Fund in any subsequent Performance Period.

In the event of the termination of the Sub-Advisory Agreement, the Fund will pay an Incentive Fee to the Sub-Adviser calculated in a manner as if such termination date were the end of the Fund's fiscal year.

Distribution and Servicing Fee

Under the terms of the Distribution Agreement, the Distributor is authorized to pay Selling Agents for the provision of distribution services as contemplated by Rule 12b-1 under the 1940 Act and for non-12b-1 services. The Fund will pay the Distributor a monthly Distribution and Servicing Fee out of the net assets of Class A Units at the annual rate of 0.75% of the net asset value of Class A Units, determined and accrued as of the end of each month (before any repurchases of such Units, but after the Management Fee is calculated and accrued). The Distribution and Servicing Fee is charged on an aggregate class-wide basis, and Investors in Class A Units will be subject to the Distribution and

Servicing Fee regardless of how long they have held such Units. The Distribution and Servicing Fee is paid to the Distributor to reimburse it for payments made to Selling Agents. Amounts retained by the Distributor, if any, will be used by the Distributor to pay for Fund-related distribution and servicing expenses. Each compensated Selling Agent is paid by the Distributor based on the net asset value of outstanding Class A Units held by Investors that receive services from such Selling Agent. Payment of the Distribution and Servicing Fee is governed by the Fund's 12b-1 Plan, which, pursuant to the conditions of an exemptive order issued by the SEC, has been adopted by the Fund in compliance with Rule 12b-1 under the 1940 Act with respect to Class A Units. Class I Units are not subject to the Distribution and Servicing Fee. Class A Units may be converted to Class I Units if a Selling Agent informs the Fund that an Investor no longer receives services from the Selling Agent or another servicing agent which has entered into an agreement with the Distributor. Upon advance notice to the Investor, Class I Units may be converted to Class A Units if an Investor is no longer eligible to participate in Class I.

Expense Limitation and Reimbursement Agreement

The Advisers have entered into an "Expense Limitation and Reimbursement Agreement" with the Fund for a one-year term beginning on the initial Closing Date and ending on the one year anniversary thereof (the "Limitation Period") to limit the amount of "Specified Expenses" borne by the Fund to an amount not to exceed 0.60% per annum of the Fund's net assets (the "Expense Cap"). Specified Expenses means all expenses incurred by the Fund, except for: (i) the Management Fee; (ii) the Incentive Fee; (iii) any distribution or servicing fee paid with respect to certain classes of Units, including the Distribution and Servicing Fee; (iv) brokerage costs; (v) certain transaction-related expenses, including those incurred in connection with effecting short sales; (vi) interest payments; (vii) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (viii) taxes; and (ix) extraordinary expenses (as determined in the sole discretion of the Adviser). To the extent that Specified Expenses for a month exceed the Expense Cap, the Advisers will reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Advisers bear Specified Expenses, they are permitted to receive reimbursement for any expense amounts previously paid or borne by the Advisers, for a period not to exceed three years from the date on which such expenses were paid or borne by the Advisers, even if such reimbursement occurs after the term of the Expense Limitation and Reimbursement Agreement, provided that the Specified Expenses have fallen to a level below, and the reimbursement amount does not raise the level of Specified Expenses in the month the reimbursement is being made to a level that exceeds, the Expense Cap in place at the time such amounts were borne by the Advisers and the expense limitation in place at the time of the reimbursement, if any.

Other Expenses of the Fund

The Adviser and the Sub-Adviser bear all of their own respective costs incurred in providing advisory services to the Fund. As described below, the Fund bears all expenses incurred in the business and investment program of the Fund. The Adviser also provides, or arranges at its expense, for certain management and administrative services for the Fund. Some of those services include providing support services, maintaining and preserving certain records, and preparing and filing various materials with state and U.S. federal regulators.

The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. The Fund shall bear its organizational expenses, and expenses relating to the offering and sale of Units; provided, however, that any offering costs that are primarily intended to result in the sale of Units may only be paid through the Fund's Rule 12b-1 Plan.

Expenses to be borne by the Fund (and, thus, indirectly by Investors) include:

•	all expenses related to the Fund's investment program, including, but not limited to: (i) all costs and expenses directly related to portfolio transactions and positions for the Fund's account, and enforcing the Fund's rights in respect of such investments; (ii) transfer taxes and premiums; (iii) taxes withheld on non-U.S. dividends or other non-U.S. source income; (iv) fees for data, software and technology providers; (v) professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts); and (vii) if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

•	the Management Fee;

•	the Incentive Fee;

•	the Distribution and Servicing Fee;

•	all costs and expenses associated with the organization and initial registration of the Fund;

•	all costs and expenses associated with the operation and ongoing registration of the Fund, including, without limitation, all costs and expenses associated with repurchase offers, offering costs and the costs of compliance with any applicable federal, state or non-U.S. laws;

•	the fees of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Directors") and the fees and expenses of independent counsel thereto, and the costs and expenses of holding any meetings of the Investors or the Board, its committees or the Independent Directors that are permitted or required to be held under the terms of the Fund's Limited Liability Company Agreement, as may be amended or amended and restated from time to time, the 1940 Act or other applicable law;

•	a portion, as determined by the Board, of the compensation payable to the Fund's chief compliance officer, and expenses attributable to implementing the Fund's compliance program;

•	the fees and expenses of performing research, risk analysis and due diligence, including third party background checks;

•	the fees and disbursements of any attorneys, accountants, independent registered public accounting firms and other consultants and professionals engaged on behalf of the Fund or the Independent Directors;

•	a portion, as approved by the Board, of the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Adviser, the Directors or the officers of the Fund;

•	recordkeeping, custody and transfer agency fees and expenses of the Fund;

•	the fees and expenses of other service providers to the Fund, including depositaries (such as The Depository Trust & Clearing Corporation and National Securities Clearing Corporation), and other persons providing administrative services to the Fund, including the Fund's administrator;

•	all costs and expenses of preparing, setting in type, printing and distributing reports and other Fund communications to Investors, whether for regulatory or some other purpose;

•	all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including appraisal and valuation services provided by third parties engaged by or on behalf of the Fund;

•	all charges for equipment or services used for communications between the Fund and any custodian, administrator or other agent engaged by the Fund;

•	any extraordinary expenses, that is, those incurred outside of the ordinary course of business, including, without limitation, litigation or indemnification expenses and costs incurred in connection with holding and/or soliciting proxies for a meeting of Investors;

•	all taxes to which the Fund may be subject, directly or indirectly, and whether in the U.S., any state thereof or any other U.S. or non-U.S. jurisdictions, including excise taxes on undistributed income; and

•	such other types of expenses as may be approved from time to time by the Board.

The Fund will reimburse the Adviser for any of the above expenses that it pays on behalf of the Fund.

"Extraordinary expenses" are expenses incurred outside of the ordinary course of business, including, without limitation, litigation or indemnification expenses and costs incurred in connection with holding and/or soliciting proxies for a meeting of Investors.

INVESTOR QUALIFICATIONS

Units will be offered only to Eligible Investors. This means that, to purchase Units of the Fund, a prospective Investor will be required to certify that the prospective Investor has a net worth (in the case of a natural person, either as an individual or with assets held jointly with a spouse) of more than $2.1 million, excluding the value of the primary residence of such person and any debt secured by such property (up to the current market value of the residence) or otherwise meets the definition of a "qualified client," as that term is defined in Rule 205-3 under the Advisers Act. Existing Investors seeking to purchase additional Units will be required to qualify as Eligible Investors at the time of the additional purchase.

A prospective Investor must submit a completed Investor Certificate before investing in the Fund. The form of Investor Certificate is included as Appendix A to this Prospectus. The Fund is not obligated to sell to brokers or dealers any Units that have not been placed with Eligible Investors. The Fund, in its discretion, may suspend applications for Units at any time, and reserves the right to reject, in its sole discretion, any request to purchase Units of the Fund at any time.

By acquiring Units of the Fund, an Investor acknowledges and agrees that: (i) any information provided by the Fund, the Adviser, the Sub-Adviser or any affiliates thereof (including information set forth in this Prospectus and in the SAI) is not a recommendation to invest in the Fund and that none of the Fund, the Adviser, Sub-Adviser or any affiliates thereof is undertaking to provide any investment advice to the Investor (impartial or otherwise), or to give advice to the Investor in a fiduciary capacity in connection with an investment in the Fund and, accordingly, no part of any compensation received by the Adviser or the Sub-Adviser is for the provision of investment advice to the Investor; and (ii) the Adviser and the Sub-Adviser have a financial interest in the Investor's investment in the Fund on account of the fees they expect to receive from the Fund as disclosed herein, the LLC Agreement and any other fund governing documents.

REPURCHASES OF UNITS AND TRANSFERS

No Right of Redemption

No Investor or other person holding Units acquired from an Investor has the right to require the Fund to redeem any Units. No public market for Units exists, and it is not anticipated that a market will develop. As a result, Investors may not be able to liquidate their investment other than through repurchases of Units by the Fund, as described below.

Repurchases of Units

The Fund, from time to time, may provide liquidity to Investors by offering to repurchase Units pursuant to written tenders by Investors. The Adviser anticipates that the Fund's first repurchase offer will coincide with the Fund's completion of its fourth full fiscal quarter of operations, such that the repurchase offer will value, and the repurchase will occur, as of the last business day of that quarter. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Units, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser anticipates that it will recommend to the Board that the Fund offer to repurchase Units from Investors on a quarterly basis, with such repurchases to occur as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day) (each such date is referred to as a "Tender Valuation Date"). The Adviser also expects that, generally, it will recommend to the Board that each repurchase offer should apply to 25% of the net assets of the Fund. In certain circumstances, however, the Board may determine not to conduct a repurchase offer, or to conduct a repurchase offer of more or less than 25% of the Fund's net assets.

In determining whether to accept a recommendation to conduct a repurchase offer at any such time, the Board will consider the following factors, among others:

•	whether any Investors have requested to tender Units to the Fund;

•	the liquidity of the Fund's assets;

•	the investment plans and working capital and reserve requirements of the Fund;

•	the relative economies of scale of the tenders with respect to the size of the Fund;

•	the history of the Fund in repurchasing Units;

•	the availability of information as to the value of the Fund's investments;

•	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•	any anticipated tax consequences to the Fund of any proposed repurchases of Units; and

•	the recommendations of the Adviser.

Each repurchase offer generally will commence approximately 85 days prior to the applicable Tender Valuation Date. Investors tendering Units for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which generally will be approximately 60 days prior to the Tender Valuation Date (such deadline being the "Expiration Date"). If a repurchase offer is extended, the Expiration Date will be extended accordingly. Investors that elect to tender their Units in the Fund will not know the price at which such Units will be repurchased until the Tender Valuation Date.

The Fund will repurchase Units from Investors pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all Investors. When the Board determines that the Fund will repurchase Units, notice will be provided to Investors describing the terms of the offer, containing information Investors should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Investors deciding whether to tender their Units during the period that a repurchase offer is open may obtain the Fund's most recently available net asset value per Unit by contacting the Adviser during the period.

If a repurchase offer is oversubscribed by Investors who tender Units, the Board may: (i) repurchase a pro rata portion of the Units tendered; (ii) increase the number of Units to be repurchased in accordance with Rule 13e-4 under the Exchange Act; (iii) extend the repurchase offer, if necessary, and increase the amount of Units that the Fund is offering to purchase; or (iv) take any other action permitted by applicable law and the LLC Agreement. As a result, in any particular repurchase offer, tendering Investors may not have all of their tendered Units repurchased by the Fund. In addition, the Fund may repurchase Units of Investors if, among other reasons, the Board determines that such repurchase would be in the interests of the Fund.

Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Units from Investors by the applicable repurchase offer deadline.

The Fund does not impose any charges in connection with repurchases of Units unless the Unit is held for less than one year. A 2% early repurchase fee will be charged by the Fund with respect to any repurchase of Units from an Investor at any time prior to the day immediately preceding the one-year anniversary of the Investor's initial purchase of Units. The early repurchase fee will be retained by the Fund and will be for the benefit of the Fund's remaining Investors. An early repurchase fee payable by an Investor may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. In the event that (i) Mr. Clark ceases to serve as a portfolio manager of the Fund, or (ii) Messrs. Clark and Pickering cease to serve as the portfolio managers of the Fund, a 2% early repurchase fee will not be charged by the Fund with respect to Units purchased prior to the portfolio management change that are tendered in the repurchase offer that commences immediately following the portfolio management change. If the repurchase offer that commences immediately following the portfolio management change is oversubscribed, and the Board determines that the Fund will repurchase a pro rata portion of the Units tendered, the 2% early repurchase fee will not be charged by the Fund with respect to Units purchased prior to the portfolio management change that are tendered in any subsequent repurchase offer; this obligation will cease once there is a repurchase offer in which the Fund repurchases all of the Units tendered in the repurchase offer.

Units will be repurchased by the Fund after the Management Fee, Distribution and Servicing Fee and Incentive Fee, if any, have been deducted from the Fund's assets as of the end of the quarter in which the repurchase occurs (i.e., the accrued Management Fee, Distribution and Servicing Fee and Incentive Fee, if any, for the quarter in which Units are to be repurchased are deducted before effecting the repurchase).

Repurchases of Units by the Fund will be made in the form of non-interest bearing promissory notes. Each tendering Investor will receive a promissory note in an amount equal to the net asset value of the Investor's Units. Any promissory notes provided to Investors in payment for tendered Units will not be transferable. The delivery of such promissory notes generally will be made promptly (within five business days) after the Tender Valuation Date. Payment of substantially all of the promissory notes will be made as promptly as practicable after the applicable Tender Valuation Date.

If the Fund's repurchase procedures must be revised to comply with regulatory requirements, the Board will adopt modified procedures reasonably designed to provide Investors substantially the same liquidity for Units as would be available under the procedures described above. Repurchase offers principally will be funded by cash, cash equivalents or borrowings, as well as by the sale of certain liquid securities.

The Fund may be required to report to the U.S. Internal Revenue Service (the "IRS") and each Investor the cost basis and holding period for each respective Investor's Units repurchased by the Fund. The Fund has elected the "first in–first out" method as the default cost basis method for purposes of this requirement. Units tendered for repurchase will be treated as having been repurchased on a "first in–first out" basis. If an Investor wishes to accept the "first in–first out" method as its default cost basis calculation method in respect of the Units in its account, the Investor does not need to take any additional action. If, however, an Investor wishes to affirmatively elect an alternative cost basis calculation method in respect of the Units in its account, the Investor must contact the Administrator to obtain and complete a cost basis election form. The cost basis method applicable to a particular Unit repurchase may not be changed after the valuation date established by the Fund in respect of that repurchase.

Substantial requests for the Fund to repurchase Units could require the Fund to sell certain investments earlier than the Adviser would have desired to meet the repurchase requests. Such sales may potentially result in losses to the Fund, and may increase the Fund's investment related expenses as a result of higher portfolio turnover rates and, accordingly, may increase the Fund's expenses as a percentage of its net assets. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Investors who do not tender their Units in a repurchase offer by increasing the Fund's expenses and reducing any net investment income.

An Investor tendering for repurchase only a portion of its Units must maintain an investment balance of at least $25,000 after the repurchase is effected. If an Investor tenders an amount that would cause the Investor's investment balance to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the Investor so that the required minimum balance is maintained. The Fund also may repurchase all of the Investor's Units in the Fund.

The Fund may, at any time, repurchase from Investors involuntarily Units at their then net asset value in accordance with the LLC Agreement and Section 23 of the 1940 Act, and any applicable rules thereunder. In the event that the Adviser or any of its affiliates holds Units in the capacity of an Investor, the Units may be tendered for repurchase in connection with any repurchase offer made by the Fund.

Transfers of Units

Units may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an Investor or (ii) with the written consent of the Adviser, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only in limited circumstances. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to Investor eligibility and suitability, including the requirement that any Investor at the time of purchase be an Eligible Investor, and must be accompanied by a properly completed Investor Certificate.

Each Investor and transferee is required to pay all costs and expenses, including, without limitation attorneys' and accountants' fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the Investor eligibility requirements, the Fund reserves the right to repurchase the Units transferred.

By purchasing Units of the Fund, each Investor has agreed to indemnify and hold harmless the Fund, the Directors, the Adviser, each other Investor and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Investor in violation of these provisions or any misrepresentation made by such Investor in connection with any such transfer.

CALCULATION OF NET ASSET VALUE

The Fund calculates its net asset value as of the close of business on the last business day of each calendar month, each date that Units are offered or repurchased and at such other times as the Board shall determine (each, a "Determination Date"). In determining its net asset value, the Fund values its investments as of the relevant Determination Date. The net asset value of the Fund equals, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date. The net asset values of the Class A Units and Class I Units are calculated separately based on the fees and expenses applicable to each class. The net asset values of each class of Units will vary over time as a result of the differing fees and expenses applicable to each class, and the timing of the offerings of each class of Units and the different initial offering prices.

The 1940 Act provides that securities for which market quotations are "readily available" must be valued at market value, and all other securities and other assets must be valued at "fair value" as determined in good faith by the Board. The Board has approved the Valuation Procedures, which memorialize the methods used for determining the value of the Fund's portfolio securities, and the Adviser oversees the valuation of the Fund's investments on behalf of the Fund. The Board has assigned to the Adviser general responsibility for determining, in accordance with such procedures, the value of such investments, subject to the statutory obligations of the Board under the 1940 Act. The Fund's assets managed by the Sub-Adviser will be valued in accordance with the Valuation Procedures, as summarized below.

Publicly-traded U.S. equity securities are valued, except as indicated below, will be valued at the last composite close price on the Determination Date. If and when an equity trades on multiple exchanges, the security will be valued at the closing price from the U.S. exchange that the security last traded on before or at the close on the Determination Date.

Publicly-traded foreign equity securities will be valued at the last trade price on the securities exchange or national securities market on which such securities primarily are traded (the "primary market") during regular trading hours on the Determination Date. If there are no such trades in the security on the Determination Date, the security will be valued at the last bid (for long positions) or last ask (for short positions). If there is no trade or bid/ask quotations for such security on the Determination Date, the value of such security will be the last trade or last bid (for long positions) or last ask (for short positions) from the previous day. If there is no trade or bid/ask on the previous day, the security will be fair valued.

Generally, U.S. and foreign over-the-counter issues with single-market underliers, such as American Depositary Receipts (ADRs), shall be priced using the last trade price during regular business hours on the Determination Date.

Equity-linked instruments will be valued based on the value of the underlying reference asset(s) and the terms of the instrument (e.g., an interest rate) to approximate what the Fund would receive on a current termination of the instrument. Such reference asset(s) will be valued in accordance with the applicable provisions of the Valuation Procedures.

Debt securities and instruments generally will be valued, to the extent possible, by an independent pricing service, as set forth in the Valuation Procedures that have been approved by the Board. Each pricing service provides an evaluated price based on its proprietary methodologies, which may use a variety of inputs, models and assumptions based on its methodology for a particular type of security. Debt securities and instruments for which valuation is not provided by a pricing service will be valued using an evaluated price provided by Bloomberg, and if Bloomberg does not provide a price, then the security generally will be valued by obtaining prices from broker/dealers on the Determination Date. Overnight and certain other short-term debt securities and instruments with maturities of less than 60 days (excluding U.S. Treasury bills) will be valued by the amortized cost method, unless a pricing service provides a valuation for such security, or, in the opinion of the Adviser's valuation committee (the "Valuation Committee"), the amortized cost method would not represent fair value on the Determination Date.

Derivative instruments, which may be used for hedging and non-hedging purposes, will be valued in accordance with the Valuation Procedures. Certain derivatives may be valued (i) by pricing services, (ii) based on the value of the underlying reference asset(s), (iii) using the midpoint of NBBO (National Best Bid & Offer), which is the mean of the highest bid and lowest offer across any of the exchanges on which an option is quoted, (iv) using evaluated pricing available from Bloomberg, (v) using a quotation obtained from an independent broker/dealer, (vi) at their intrinsic value, (vii) at the most recent settlement price, (viii) at their acquisition cost until such time as market prices become available or (ix) at their fair value determined by the Valuation Committee, as applicable.

Securities for which market prices are not readily available and securities for which quotations are deemed by the Adviser to be unreliable will be fair valued or otherwise valued in accordance with the Valuation Procedures. The Board has approved the formation of the Valuation Committee to assist in the valuation of such securities. Circumstances in which market prices may not be readily available include, but are not limited to, when an exchange or market is not open for trading for an entire trading day or closes early, or trading in a particular security is halted, and no other market prices are available. In these circumstances, portfolio management personnel of the Fund, the Adviser or the Sub-Adviser shall seek to determine whether to recommend an adjustment to the last sale price on the primary market, and the Valuation Committee shall meet as necessary, in accordance with the Valuation Procedures.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets ultimately are sold, and the differences may be significant.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a recognized data service.

Expenses of the Fund, including the Management Fee, the Incentive Fee and the Distribution and Servicing Fee, are accrued on a monthly basis on the Determination Date, and taken into account for the purpose of determining the Fund's net asset value.

Prospective Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund's net asset value and the Fund if the judgments of the Board, the Adviser or the Sub-Adviser regarding appropriate valuations should prove incorrect.

DESCRIPTION OF UNITS

The Fund is a limited liability company organized under the laws of the state of Delaware. The Fund is authorized to issue an unlimited number of Units, which, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. Each dollar of net asset value of a Unit has one vote at all meetings of Investors. Each Investor will have the right to cast a number of votes based on the net asset value of such Investor's Units at any meeting of Investors called by the Board or Investors holding at least one-third of the total number of votes eligible to be cast by all Investors. On each matter submitted to a vote of Investors, unless the Board determines otherwise, all Units of all classes shall vote as a single class, except if a separate vote of any class is required by the 1940 Act or other applicable law or attributes applicable to a particular class, or if a matter affects only the interests of a particular class. Except for the exercise of their voting privileges, Investors will not be entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

Except as otherwise disclosed above, all Units are equal as to dividends, assets and voting privileges and have no preemptive or other subscription rights or exchange privileges. Under certain circumstances, Units may be converted from one class of Units to another class of Units. The net asset value of the Units of the class received upon any such conversion will equal the net asset value of the converted Units on the date of the conversion without the imposition of any fee or other charge. Investors are not liable for further calls or assessments. The Fund will provide periodic reports (including financial statements) to all Investors. The Fund does not intend to hold annual meetings of Investors. Investors are entitled to receive dividends only if and to the extent declared by the Board as it in its sole discretion deems advisable. Units are not available in certificated form.

In general, any action requiring a vote of Investors shall be effective if taken or authorized by the affirmative vote of a majority of the outstanding Units. Any change in the Fund's fundamental policies (meaning those denominated as such) may be authorized only by the vote of (a) 67% or more of the voting securities present at an Investors' meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund, whichever is less.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of each class of Units of the Fund, Investors are entitled to share ratably in all the remaining assets of the Fund, proportionately in accordance with the net asset value of the Investor's Units of the Fund.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to the Fund, to its qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code and to the acquisition, ownership and disposition of Units in the Fund.

This discussion does not purport to be a complete description of all of the tax considerations relating thereto. In particular, we have not described certain considerations that may be relevant to certain types of Investors subject to special treatment under U.S. federal income tax laws, including Investors that are not U.S. Investors (as defined below), Investors subject to the alternative minimum tax, tax-exempt organizations, insurance companies, Investors that are treated as partnerships for U.S. federal income tax purposes, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, financial institutions, a person that holds Units as part of a straddle or a hedging or conversion transaction, real estate investment trusts (REITs), RICs, U.S. persons with a functional currency that is not the U.S. dollar, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, controlled foreign corporations ("CFCs") and passive foreign investment companies (PFICs). This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax nor does it discuss the special treatment under U.S. federal income tax laws that could result if the Fund invests in tax-exempt securities or certain other investment assets. This summary is limited to Investors that hold Units as capital assets (within the meaning of the Code), and does not address owners of an Investor. This discussion is based upon the Code, its legislative history, existing and proposed U.S. Treasury regulations, published rulings and court decisions, each as of the date of this Prospectus and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought, and will not seek any ruling from the IRS regarding any matter discussed herein and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS would not assert, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.

For purposes of this discussion, a "U.S. Investor" is a beneficial owner of Units that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	a trust if a court is able to exercise primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

For purposes of this discussion, a "non-U.S. Investor" is a beneficial owner of Units that is not a U.S. Investor or an entity that is treated as a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Units, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Prospective beneficial owners of Units that are partnerships or partners in such partnerships should consult their own tax advisors with respect to the purchase, ownership and disposition of Units.

Tax matters are complicated and the tax consequences to an Investor of an investment in the Fund's Units will depend on the facts of such Investor's particular situation. Investors are strongly encouraged to consult their own tax advisor regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of Units, as well as the effect of state, local and foreign tax laws, and the effect of any possible changes in tax laws.

The following information supplements, and should be read in conjunction with, the section in the SAI entitled "U.S. Federal Income Taxation."

Election to be Taxed as a RIC

The Fund intends to elect to be treated and to operate in a manner so as to continuously qualify annually thereafter, as a RIC under the Code. As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that the Fund timely distributes (or is deemed to timely distribute) to its Investors as dividends. Instead, dividends the Fund distributes (or is deemed to timely distribute) generally will be taxable to Investors, and any net operating losses and most other tax attributes generally will not pass through to Investors; however, Investors may be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by the Fund. The Fund will be subject to U.S. federal corporate-level income tax on any undistributed income and gains. To continue to qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements. In addition, the Fund must distribute to its Investors, for each taxable year, at least 90% of its investment company taxable income (which generally is the Fund's net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, determined without regard to the dividends paid deduction) (the "Annual Distribution Requirement") for any taxable year. See "Tax Aspects" in the Fund's SAI for additional information about the requirements that the Fund must meet to qualify to be taxed as a RIC for U.S. federal income tax purposes.

The following discussion assumes that the Fund qualifies as a RIC.

Taxation of the Fund

If the Fund (i) qualifies as a RIC and (ii) satisfies the Annual Distribution Requirement, then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (realized net long-term capital gain in excess of realized net short term capital loss) that the Fund timely distributes (or is deemed to timely distribute) to Investors. The Fund will be subject to U.S. federal income tax at the regular corporate rate on any of its income or capital gains not distributed (or deemed distributed) to its Investors.

If the Fund fails to distribute in a timely manner an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its net capital gain income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (iii) any income realized, but not distributed, in the preceding years (to the extent that income tax was not imposed on such amounts) less certain over-distributions in prior years (together, the "Excise Tax Distribution Requirements"), the Fund will be subject to a 4% nondeductible federal excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid).

The Fund has an automatic DRIP. See "Tax Aspects—Taxation of U.S. Investors" and "Tax Aspects—Taxation of Non-U.S. Investors" in the Fund's SAI for additional information about the tax consequences to Investors of the DRIP.

Nature of the Fund's Investments

Investments in CFCs. If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income or, if eligible, the preferential rates that apply to "qualified dividend income") each year from such CFC in an amount equal to its pro rata share of the CFC's income for the tax year (including both ordinary earnings and capital gains), whether or not the CFC makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. shareholder of a CFC regardless of whether the shareholder has elected to be treated as a "qualified electing fund" (QEF) under the Code with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A "U.S. shareholder," for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined value or voting power of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the requirements related to avoiding the 4% excise tax.

Investments Denominated in Non-U.S. Currency. The Fund's functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a foreign currency and the time it actually collects such income or pays such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.

Distributions to U.S. Investors

Distributions by the Fund generally are taxable to U.S. Investors as ordinary income or capital gains. Distributions of the Fund's investment company taxable income, determined without regard to the deduction for dividends paid, will be taxable as ordinary income to U.S. Investors to the extent of the Fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional Units. To the extent such distributions the Fund pays to non-corporate U.S. Investors (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions ("Qualifying Dividends") generally are taxable to U.S. Investors at the preferential rates applicable to long-term capital gains. However, the Fund anticipates that its distributions will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential rates applicable to Qualifying Dividends or the dividends received deduction available to corporations under the Code. Distributions of the Fund's net capital gains (which generally are the Fund's realized net long-

term capital gains in excess of realized net short-term capital losses) that are properly reported by the Fund as "capital gain dividends" will be taxable to a U.S. Investor as long-term capital gains that are currently taxable at reduced rates in the case of non-corporate taxpayers, regardless of the U.S. Investor's holding period for his, her or its Units and regardless of whether paid in cash or reinvested in additional Units. Distributions in excess of the Fund's earnings and profits first will reduce a U.S. Investor's adjusted tax basis in such U.S. Investor's Units and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. Investor.

Sale, Exchange, Redemption, Retirement or Other Taxable Disposition of Units

Upon the sale, exchange, redemption, retirement or other taxable disposition of Units, a U.S. Investor generally will recognize taxable gain or loss equal to the difference between the amount realized on the disposition and the U.S. Investor's tax basis in the Units (other than amounts attributable to accrued but unpaid stated interest, which will be taxed as interest income to the extent not previously so taxed, offset by any acquisition premium). A U.S. Investor's tax basis in a Unit generally will be equal to the cost of the Unit to such U.S. Investor.

Gain or loss recognized on the sale, exchange, redemption, retirement or other taxable disposition of a Unit generally will be capital gain or loss and will be long-term capital gain or loss if at the time of the disposition the Unit has been held for more than one year. Under current law, long-term capital gains recognized by non-corporate U.S. Investors generally are subject to reduced tax rates. The deductibility of capital losses is subject to limitations.

Net Investment Income Tax

An additional 3.8% surtax generally is applicable in respect of the net investment income of a non-corporate U.S. Investor (other than certain trusts) on the lesser of (i) the U.S. Investor's "net investment income" for a taxable year and (ii) the excess of the U.S. Investor's modified adjusted gross income for the taxable year over $200,000 ($250,000 in the case of joint filers). "Net investment income" as defined for this purpose generally includes interest payments and gain recognized from the sale or other taxable disposition of the Units.

Backup Withholding and Information Reporting

The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable distributions payable to Investors (i) who fail to provide the Fund with their correct taxpayer identification numbers (TINs) or who otherwise fail to make required certifications or (ii) with respect to whom the IRS notifies the Fund that this Investor is subject to backup withholding. Certain Investors specified in the Code and the U.S. Treasury regulations promulgated thereunder are exempt from backup withholding but may be required to provide documentation to establish their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the Investor's U.S. federal income tax liability if the appropriate information is timely provided to the IRS. Failure by an Investor to furnish a certified TIN to the Fund could subject the Investor to a penalty imposed by the IRS.

PLAN OF DISTRIBUTION

General

Foreside Fund Services, LLC acts as the Distributor of the Fund's Units on a best efforts basis. The Distributor's principal business address is Three Canal Plaza, Portland, Maine 04101.

Under the terms of the Distribution Agreement, the Distributor is authorized to pay Selling Agents for the provision of distribution services as contemplated by Rule 12b-1 under the 1940 Act and for non-12b-1 services to Investors. See "Fees and Expenses."

Purchase Terms

Class A Units may be purchased by any Eligible Investor. Class I Units may be purchased by those Eligible Investors that (i) compensate their financial intermediaries for their services through asset-based fees, including asset-based fee programs (i.e., wrap accounts), or (ii) purchase Units directly from the Fund. The Fund may offer additional classes of Units in the future.

The Fund may accept initial and additional purchases of Units as of the first business day of each calendar month. Each prospective Investor will be required to complete an Investor Certificate and certify that the Units being purchased are being acquired by an Eligible Investor. If available funds and the Investor Certificate are not received and accepted by the applicable Closing Date, the order will not be accepted at such Closing Date. The Fund will not be obligated to sell to brokers or dealers any Units, including Units that have not been placed with Eligible Investors. The Fund does not issue the Units purchased (and an Investor does not become an Investor with respect to such Units) until the applicable purchase date, i.e., the first business day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any amounts received in advance of initial or additional purchases of Units are placed in a non-interest-bearing escrow account prior to the amounts being invested in the Fund, in accordance with Rule 15c2-4 under the Exchange Act. The purchase amount will be released from the escrow account once the Investor's order is accepted. If an Investor Certificate is not accepted by the Fund by the Closing Date, the subscription will not be accepted at such Closing Date and will be held in the escrow account by the Fund's escrow agent until the next Closing Date. The Fund reserves the right to reject any purchase of Units in certain circumstances (including, without limitation, when the Fund has reason to believe that such purchase would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective Investor.

While neither the Fund nor the Distributor imposes a sales load on purchases of Class A or Class I Units, Selling Agents may directly charge Class A Investors certain transaction or other fees in such amounts as they may determine. Investors should consult their Selling Agent for additional information. Any such fees will not constitute part of an Investor's investment in the Fund and will be paid directly by the Investor to the Selling Agent. Purchasers of Units in conjunction with certain "wrap" fee, asset allocation or other managed asset programs may purchase Class I Units.

Generally, the minimum initial investment in each of the Fund's classes of Units is $50,000, which minimum may be reduced in the Adviser's sole discretion (but not below $25,000). The minimum additional investment in each class of the Fund's Units is $5,000. For employees or directors of the Adviser, Sub-Adviser, their affiliates and members of their immediate families, employees of Selling Agents and, in the sole discretion of the Adviser, attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families, the minimum required initial investment in the Fund is $25,000.

To help the government fight terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each Investor. As a result, Investors will need to provide the name, address, date of birth, and other identifying information about the Investors. If an Investor's identity cannot be verified, the Investor may be restricted from conducting additional transactions and/or have their investment liquidated. In addition, any other action required by law will be taken.

APPENDIX A

Form of Investor Certificate

CPG Cooper Square International Equity, LLC

This Investor Certificate relates to CPG Cooper Square International Equity, LLC (the "Fund") with respect to a potential purchase of units of limited liability company interests ("Units") in the Fund. Only complete this Investor Certificate if you have received the Fund's Prospectus and you wish to invest in the Fund. Please promptly return a completed Investor Certificate to your financial advisor. The completed, executed Investor Certificate and your funds must be received at least seven (7) business days prior to month-end. Failure to do so may result in your investment being delayed.

I hereby certify that I am a natural person with, or I am signing on behalf of an entity1 with, a net worth of more than $2,100,000 (in the case of a natural person, either as an individual or with assets held jointly with a spouse) or otherwise meet the definition of a "qualified client" as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended, or, in the case of an existing investor making a subsequent investment in the Fund, I hereby certify that I, or the entity I am signing on behalf of, certified to, and continue to satisfy, the net worth requirement that was in place at the time of my, or the entity's that I am signing on behalf of, initial investment in the Fund. If I am signing on behalf of an entity, I further certify that (A) such entity is not a private investment company,2 a registered investment company or a business development company or (B) if such an entity, each equity owner can make the certification in the preceding sentence. For purposes of this test, net worth is the fair market value of the assets that I (jointly with my spouse) or such entity own(s) other than household effects, less (i) the value of my primary residence and debt secured by such property (up to the current market value of the residence), and (ii) all indebtedness and liabilities of any type (including joint liabilities with any other person). I agree to produce evidence to support the foregoing certification upon request.

Subject to applicable law, the Board of Directors of the Fund (the "Board") may cause the Fund to repurchase any Units if the Board determines or has reason to believe that, among other things, the Units have been transferred in violation of the Fund's Limited Liability Company Agreement, as amended and restated from time to time.

If I am an employee benefit plan or an individual retirement account ("IRA") (each, a "Benefit Plan"), the Benefit Plan represents that: (A) the Benefit Plan has consulted counsel as necessary concerning the propriety of making an investment in the Fund and its appropriateness under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code; (B) the person executing, or directing another party to execute, this Investor Certificate (the "Fiduciary") has considered the following items and has determined that an investment in the Fund by the Benefit Plan is consistent with the Fiduciary's responsibilities under ERISA and the Code: (i) the Fiduciary's investment standards under ERISA and the Code in the context of the Benefit Plan's particular circumstances; (ii) the permissibility of an investment under the documents governing the Benefit Plan and the Fiduciary; and (iii) the risks associated with an investment and the fact that the Benefit Plan will be unable to redeem the investment except as set forth in the Fund's Prospectus; (C) the Fiduciary is solely responsible for the decision to invest in the Fund; (D) the Fiduciary is qualified to make such investment decision; and (E) the Fiduciary, in making such decision, has not relied for its decision to invest in the Fund on any advice or recommendation of the Fund, Central Park Advisers, LLC, the Fund's investment adviser (the "Adviser"), Select Equity Group, L.P., the Fund's investment sub-adviser (the "Sub-Adviser"), or the members of the Board (and their respective affiliates).

Notwithstanding that the Fund is registered under the Investment Company Act of 1940, as amended, and the Units are being offered under an effective registration statement under the Securities Act of 1933, as amended, I acknowledge, understand and recognize that there will be no secondary market for Units and that liquidity is limited as set forth in the Prospectus. I understand that you, as my financial intermediary, the Fund and the Adviser are relying on this Investor Certificate in determining qualification and suitability as an investor in the Fund. I understand that Units are not an appropriate investment for, and may not be acquired by, any person who cannot make the certifications set forth herein, and agree to indemnify and hold you, the Fund, the Adviser, the Sub-Adviser, the Board and their respective affiliates harmless from any liability that you may incur as a result of this Investor Certificate being untrue in any respect. I understand that it may be a violation of state and federal law for me (or the entity) to provide this Investor Certificate if I know that it is not true.

[1]	For this purpose, "entity" means a corporation, a partnership, an association, a joint-stock company, a trust, a fund or any organized group of persons whether incorporated or not, or any receiver, trustee in a case under Title 11 or similar official or any liquidating agent for any of the foregoing, in his or her capacity as such.

[2]	For this purpose, "private investment company" means a company that would be defined as an investment company under Section 3(a) of the Investment Company Act of 1940, as amended, but for the exception provided from the definition by Section 3(c)(1) of such Act (i.e., not more than 100 security owners).

A-1

I have read carefully the Fund's Prospectus, including the investor qualification, investor suitability and fee provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that I (or the entity) may lose some or all of my (or its) investment. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Units and should be viewed as a long-term investment. I am aware that the Fund will pay an incentive fee to the Sub-Adviser, that Units are subject to restrictions on transferability and that liquidity may be provided only through limited repurchase offers. I hereby confirm that I understand and agree that should I (or the entity) purchase Units, the following conditions will apply to the transfer of Units: (i) Units may be transferred only (a) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an investor or (b) with the written consent of the Adviser, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only in limited circumstances; and (ii) notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability, including the requirement that any investor at the time of purchase meet the definition of a "qualified client," and must be accompanied by a properly completed Investor Certificate. If I am not a U.S. person, I acknowledge and understand that I may be subject to certain tax consequences, including, but not limited to, a 30% U.S. withholding tax on certain dividends and other distributions by the Fund. I will promptly advise you if any of the statements herein ceases to be true prior to my (or the entity's) purchase of Units.

By signing this Investor Certificate, I hereby acknowledge and agree, to the extent permitted under applicable law, to receive electronically via e-mail, the Fund's website or any secure internet site or means any and all communications relating to the Fund or my investment in the Fund, including, but not limited to, prospectuses, statements of additional information, supplements thereto, periodic reports, tender offer materials, Form 1099s and privacy notices ("Fund Communications"). No additional charges will be assessed by the Fund or the Adviser for electronic delivery. I hereby confirm that I understand and agree that: (i) I will not receive paper copies of Fund Communications in the mail; (ii) I will receive periodic emails informing me how to access Fund Communications if they are not included as attachments to such emails; (iii) I have the ability to access the internet at my own cost and either have, or can download free of charge, software necessary to view Fund Communications in portable document format (PDF); (iv) it is my affirmative obligation to notify the Fund's administrator promptly, in writing, if my e-mail address (set forth below) changes; (v) to the extent that a Form 1099 is furnished electronically, such Form will be available through at least December 31st of the year following the year to which such Form relates, or six months after the Form is electronically furnished, whichever is later; (vi) my consent to electronic delivery of Fund Communications will be valid until it is revoked; (vii) I may revoke my consent to electronic delivery of Fund Communications at any time by contacting my financial advisor or the Fund's administrator; and (viii) the Fund, the Adviser and their respective affiliates and agents shall not be liable for any interception of Fund Communications. I further confirm that I understand and agree that, upon revocation of my consent to electronic delivery of Fund Communications, the Fund will cease delivering Fund Communications to me electronically, and that such revocation of consent will not apply to any Fund Communications that were furnished electronically before the date on which the revocation takes effect.

I acknowledge and agree that, by signing this Investor Certificate, dividends and capital gains distributions (collectively, "Dividends") paid by the Fund will be automatically reinvested in Units by the Fund's administrator, unless the Fund is otherwise instructed by me or my financial intermediary. If I am not a U.S. person, I acknowledge and understand that, to the extent that I am subject to a U.S. withholding tax on Dividends, my Dividend reinvestments will be adjusted accordingly.

I authorize the disclosure of information regarding my investment to the Fund, the Fund's administrator and their representatives and legal counsel, as well as to any governmental authority, self-regulatory organization, or any other person to the extent required by the law, regulation or any legal procedure.

For the avoidance of doubt, I acknowledge and understand that the representations, warranties and covenants set forth herein are for the benefit of the Fund, the Adviser, the Sub-Adviser, the Board, my financial intermediary and their respective affiliates.

A-2

INVESTOR INFORMATION
Name of Investor:				Date of Birth: _________	SSN:
Name of Joint Investor:				Date of Birth: _________	SSN:
Name of Investing Entity:				Date of Formation: ______	TIN:
Name and Capacity of Authorized Signatory (if applicable):				Date of Birth: __________	SSN:
Account Number: ___________________________________________
Type of Investor:	☐	Individual	☐	Joint (specify type)
	☐	Trust	☐	Corporation (specify type)
	☐	IRA or Annuity or Other "Benefit Plan"	☐	Partnership (specify type)
	☐	Limited Liability Company (specify tax classification)	☐	Other (specify type)
Physical Address:
E-mail Address(es): ___________________________________________			Phone Number(s): __________________________

INVESTMENT
☐ Initial Investment	☐ Additional Investment
☐ Class A	☐ Class I
Investment Amount:	$_____________________________
Upfront Fee / Placement Fee / Sales Load:	$_____________________________
I acknowledge that, if I invest in Class A Units, my financial intermediary may directly charge me certain transaction or other fees in such amount as my financial intermediary may determine in connection with my Fund investment. Any such fees will not constitute part of my Fund investment, and will be paid directly by me to my financial intermediary.

SIGNATURE(S)
__________________________________________	__________________________________________
Investor Signature	Joint Investor Signature

__________________________________________	__________________________________________
Authorized Signatory (if applicable)	Date

ENTITY INVESTORS: CONTROL PERSONS (to be completed by entity investors)
List below all persons controlling or controlled by the Investor, including for a privately held entity, any holders of 10% or more of the beneficial interests of such entity. (Attach a separate page if not sufficient space below.)
Name	Address	Date of Birth	Social Security Number
_____________________	___________________________________________________	________________	____________________
_____________________	___________________________________________________	________________	____________________
_____________________	___________________________________________________	________________	____________________

FOR CUSTODIAN USE ONLY
Name of Custodian: ________________________________________	TIN: ____________________________________________________
Physical Address: _____________________________________________________________________________________________________
E-mail Address: ___________________________________________	Phone Number: ___________________________________________

__________________________________________	__________________________________________
Custodian Signature	Date

FOR FINANCIAL ADVISOR USE ONLY
Name of Financial Advisor: _________________________________	Branch Number: _______________	FA Number: _____________
Name of Firm: ____________________________________________
Physical Address: _____________________________________________________________________________________________________
E-mail Address: ___________________________________________	Phone Number: ___________________________________________

__________________________________________	__________________________________________
Financial Advisor Signature	Date

__________________________________________	__________________________________________
Supervisory Principal Signature (if applicable)	Date

A-3

APPENDIX B

PRIVACY NOTICE

FACTS	What does Central Park Group, LLC and its affiliates (“CPG”) do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share includes your social security number and may include other information such as your:
• Risk tolerance	• Investment experience
• Transaction history	• Income
• Wire transfer instructions
When you are no longer our client, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons why financial companies can share their customers’ personal information, the reasons CPG chooses to share customers’ personal information, and whether you can limit this sharing.

Reasons we can share your personal information	Does CPG share?	Can you limit this sharing?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or provide fund services to you	Yes	No
For our marketing purposes—to offer our products and services to you	No	We do not share.
For affiliates’ everyday business purposes—to facilitate the servicing of accounts	Yes	No
For affiliates’ everyday business purposes—information about your transaction history or creditworthiness	No	We do not share.
For non-affiliates’ everyday business purposes— such as to perform transaction processing, placement servicing, tax preparation or maintaining investor accounts on behalf of CPG	Yes	No
For non-affiliates to market to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.

B-1

Who we are
Who is providing this notice?	This Privacy Notice relates to the following entities:

Central Park Group, LLC

Central Park Advisers, LLC

Central Park Fund Administration, LLC

Central Park Group Activist Fund, LLC

Central Park Group AlpInvest Co-Investment Fund VII, LLC

Central Park Group Carlyle Fund, LLC

Central Park Group Carlyle Equity Opportunity Fund, LLC

Central Park Group Carlyle Equity Opportunity Fund II, LLC

Central Park Group Global Distressed Fund, LLC

Central Park Group Global Private Equity Fund, LLC

Central Park Group KKR Americas Fund XII, LLC

Central Park Group Manager Alliance Fund, LLC

Central Park Group Manager Alliance Fund II, LLC

Central Park Group Lighthouse Global Long/Short Fund, LLC

Central Park Group Real Estate Opportunity Fund, LLC

Central Park Group Real Estate Special Situations Fund, LLC

Central Park Group WP Global Growth, LLC

Central Park Group WP Private Equity XI, LLC

Central Park Group WP Private Equity XII, LLC

Central Park Group WP Energy, LLC

CPG Brookfield Opportunistic Real Estate, LLC

CPG Cooper Square International Equity, LLC

CPG Carlyle Commitments Fund, LLC

CPG Carlyle Commitments Master Fund, LLC

CPG Focused Access Fund, LLC

CPG Vintage Access Fund, LLC

CPG Vintage Access Fund II, LLC

CPG Vintage Access Fund III, LLC

What we do
How does CPG protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with Federal law. These measures include computer safeguards and secured files and buildings.

We authorize our employees to access your information only when they need it for their work. We require companies that work for us to protect your information.

How does CPG collect my personal information?	We collect this information from you through various means, such as when you:
	• Subscribe to purchase units in a fund	• Deposit money
	• Complete an investor application/subscription agreement	• Make a wire transfer
• Give us your contact information
We also may collect your personal information from other forms, written and electronic correspondence and transaction history.
Why can’t I limit all sharing?

We note that the Federal privacy laws only give you the right to limit:

•   Sharing for affiliates’ everyday business purposes—information about your creditworthiness
•   Affiliates from using your information to market to you
•   Sharing for non-affiliates to market to you

We do not engage in these types of information sharing.

Definitions
Affiliates

Our affiliates are companies or funds related to us by common ownership or control and can include both financial and nonfinancial companies.

•      For example, our affiliates include entities under common control with Central Park Group, LLC and funds where Central Park Group or a related entity acts as a managing member or adviser.

Non-affiliates

Non-affiliates are companies not related to us by common ownership or control and can include both financial and nonfinancial companies.

•      Central Park Group does not share your information with non-affiliates to market to you.

Joint marketing	Joint marketing arrangements are formal agreements between non-affiliated financial companies that together market financial products or services to you.

Questions?	If you have any questions about this Privacy Notice, call (212) 317-9200 or email operations@centralparkgroup.com.

B-2

APPENDIX C

RESTRICTIONS ON SALES IN SELECT NON-U.S. JURISDICTIONS

Notice to Prospective Non-U.S. Investors Generally

No action has been or will be taken in any country or jurisdiction outside the U.S. that would permit an offering of Units, or possession or distribution of offering materials in connection with the issuance of Units, in any such country or jurisdiction where action for that purpose is required. It is the responsibility of any person wishing to purchase Units to satisfy himself or herself as to full observance of the laws of any relevant territory outside the U.S. in connection with any such purchase.

Notice to Prospective Investors in Bolivia

This is not a public offer and as such this document has not been approved by any regulatory entity in Bolivia. This is a private offer exclusively intended for the person to whom this document is addressed.

Notice to Prospective Investors in Brazil

The Fund is not listed with any stock exchange, organized over the counter market or electronic system of securities trading. Units have not been and will not be registered with any securities exchange commission or other similar authority, including the Brazilian Securities and Exchange Commission (Comissão de Valores Mobiliários, or the "CVM"). Units will not be directly or indirectly offered or sold within Brazil through any public offering, as determined by Brazilian law and by the rules issued by the CVM, including Law No. 6,385 (December 7, 1976) and CVM Rule No. 400 (December 29, 2003), as amended from time to time, or any other law or rules that may replace them in the future.

Acts involving a public offering in Brazil, as defined under Brazilian laws and regulations and by the rules issued by the CVM, including Law No. 6,385 (December 7, 1976) and CVM Rule No. 400 (December 29, 2003), as amended from time to time, or any other law or rules that may replace them in the future, must not be performed without such prior registration. Persons in Brazil wishing to acquire Units should consult with their own counsel as to the applicability of these registration requirements or any exemption therefrom. Without prejudice to the above, the sale and solicitation of Units is limited to professional investors as defined by CVM Rule No. 539 (November 13, 2013), as amended, or as defined by any other rule that may replace it in the future.

This Prospectus is confidential and intended solely for the use of the addressee and cannot be delivered or disclosed in any manner whatsoever to any person or entity other than the addressee.

Notice to Prospective Investors in the British Virgin Islands

Units may not be offered in the British Virgin Islands unless the Fund or the person offering the Units on its behalf is licensed to carry on business in the British Virgin Islands. The Fund is not licensed to carry on business in the British Virgin Islands. Units may be offered to British Virgin Islands business companies (from outside the British Virgin Islands) without restriction. A British Virgin Islands business company is a company formed under or otherwise governed by the BVI Business Companies Act (British Virgin Islands).

Notice to Prospective Investors in the Cayman Islands

No offer or invitation to subscribe for Units may be made to the public in the Cayman Islands.

Notice to Prospective Investors in Chile

This Prospectus, and the Units to which it relates, may not be advertised, marketed, distributed or otherwise made available to the public in Chile. In connection with the offering of Units, no prospectus has been registered with or approved by the Securities Superintendence of Chile or any other regulatory body in Chile. Units are being offered on a limited private basis, and do not constitute marketing, offering or sales to the public in Chile. Therefore, this Prospectus is strictly private and confidential and may neither be reproduced, used for any other purpose, nor provided to any other person than the intended recipient hereof.

Notice to Prospective Investors in Colombia

Neither this Prospectus nor the Units have been reviewed or approved by the Financial Superintendency of Colombia (the "FSC") or any other governmental authority in Colombia, including the National Registry of Securities and Issuers (Registro Nacional de Valores y Emisores) nor has the Fund or any related person or entity received authorization or licensing from the FSC or any other governmental authority in Colombia to market or sell Units within Colombia. No public offering of Units is being made in Colombia or to Colombian residents, considering that the offer is addressed to less than one hundred specific investors. By receiving this Prospectus, the recipient acknowledges that it contacted the Adviser at its own initiative and not as a result of any promotion or publicity by the Fund, the Adviser or any of their respective affiliates, therefore it complies with Decree 2555 of 20120 and other applicable rules and regulation related to the promotion of foreign funds in Colombia. This Prospectus is strictly private and confidential and may not be reproduced, used for any other purpose or provided to any person other than the intended recipient.

Colombian eligible investors acknowledge Colombian laws and regulations (in particular, foreign exchange, securities and tax regulations) applicable to any transaction or investment consummated in connection with an investment in the Fund, and represent that they are the sole liable party for full compliance with any such laws and regulations. In addition, Colombian investors acknowledge and agree that the Fund will not have any responsibility, liability or obligation in connection with any consent, approval, filing, proceeding, authorization or permission required by the investor or any actions taken or to be taken by the investor in connection with the offer, sale or delivery of the Units under Colombian law.

Notice to Prospective Investors in Dominican Republic

The information provided herein does not constitute investment advice, and is not an offer to sell or a solicitation to buy any security or investment product in your jurisdiction. All securities transactions require signed agreements between us. No security product is offered or will be sold in any jurisdiction in which such offer or sale would be unlawful under the securities, or other laws of such jurisdiction. Some products may not be available in all jurisdictions.

Notice to Prospective Investors in Ecuador

The Fund is not managed or represented by a fund management company or trust administrator in Ecuador and has not been registered with or approved by the Superintendency of Companies, Securities and Insurance of Ecuador. Units are therefore not eligible for advertising, placement or circulation in

Ecuador. The information provided in this Prospectus is not an offer to sell, or an invitation to make an offer to purchase, Units in Ecuador or to, or for the benefit of, any Ecuadorian person or entity. This Prospectus may not be distributed or reproduced, in whole or in part, in Ecuador by the recipients of this Prospectus. This Prospectus has been distributed on the understanding that its recipients will only participate in the issue of Units outside of Ecuador on their own account.

Notice to Prospective Investors in Hong Kong

This Prospectus has not been approved by any regulatory authority in Hong Kong. Hong Kong residents wishing to acquire Units should exercise caution in relation to this offer. Additionally, such persons should obtain independent professional advice if they have any doubts regarding the contents of this Prospectus.

Notice to Prospective Investors in Israel

In Israel, this Prospectus is intended only to sophisticated investors listed in the first supplement to the Israeli Securities Law, 5728-1968 (the "Israeli Securities Law" and "Qualified Investors"). It may not be reproduced or used for any other purpose, nor be furnished to any other person other than those Qualified Investors to whom copies were sent. No action has been, or will be, taken in Israel that would permit an offering of the Units of the Fund or a distribution of this Prospectus to the public in Israel. Only Qualified Investors who in each case have provided written confirmation that they qualify as Qualified Investors, and that they are aware of the consequences of such designation and agree thereto, may invest in the Fund, in all cases under circumstances that will fall within the private placement exemptions of the Israeli Securities Law and as a prerequisite to making such investment in the Fund the Qualified Investor may also be required to provide a written approval or evidence, as to its qualification as a Qualified Investor pursuant to any applicable guidelines, publication or rulings issued from time to time by the Israel Securities Authority. Anyone who purchases Units of the Fund is doing so for its own benefit and for its own account and not with the aim or intention of distributing or offering such units to other parties. Anyone who purchases the Units of the Fund shall do so in accordance with its own understanding and discretion and after it has obtained any relevant investment, financial, legal, business, tax or other advice or opinion required by it in connection with such purchase. For the avoidance of doubt, nothing in this Prospectus should be considered "investment advice" or "investment marketing", as defined in the Regulation of Investment Advice, Investment Marketing and Portfolio Management Law, 5755-1995.

Notice to Prospective Investors in Mexico

The Units have not been and will not be registered with the Mexican National Securities Registry (Registro Nacional de Valores) maintained by the Mexican National Banking and Securities Commission (Comision Nacional y de Valores or “CNBV”) and may not be offered or sold publicly in Mexico. The Units may be offered in Mexico to investors that qualify as institutional or qualified investors, pursuant to the private placement exemption set forth in article 8 of the Mexican Securities Market Law (Ley del Mercado de Valores or “LMV”). The Units may not be publicly offered or sold in Mexico and this Prospectus is not intended to be used in connection with a public offering of securities (oferta publica) under the LMV and may not be publicly distributed in Mexico. This Prospectus has not been reviewed or authorized by the CNBV.

Notice to Prospective Investors in Nicaragua

For purposes of the Nicaraguan market, the Fund’s Units will be offered as a private placement and includes securities which are not registered with the Superintendencia de Bancos y de Otras

Instituciones Financiera (the "Bank Superintendence"), and therefore has not been reviewed by any public or private entity, in order to ensure that such information is complete, accurate and timely. The fundamental principle of this offer in its Nicaraguan placement is that it consists of a private transaction amongst private parties.

Notice to Prospective Investors in Panama

No public offering of Units is being made to investors resident in Panama. Units are being offered only to institutional investors and a limited number of other investors in Panama. The Superintendencia del Mercado de Valores has not passed upon the accuracy or adequacy of this Prospectus or otherwise approved or authorized the offering of Units to investors resident in Panama.

Notice to Prospective Investors in Peru

Units have not been and will not be approved by the Peruvian Superintendencia del Mercado de Valores (the "SMV") or any other regulatory agency in Peru, nor have they been registered under the Securities Market Law (Ley del Mercado de Valores), or any SMV regulations. Units may not be offered or sold within Peru except in private placement transactions.

Notice to Prospective Investors in Taiwan

The Units may be made available outside of Taiwan for purchase outside Taiwan by Taiwan resident investors, but may not be offered or sold in Taiwan.

Notice to Prospective Investors in Uruguay

The Fund is not an investment fund regulated by Uruguayan Law 16,774 of September 27, 1996, as amended, and has not been registered with the Central Bank of Uruguay. The sale of Units in the Fund qualifies as a private placement pursuant to Section 2 of Uruguayan Law 18,627 and are not and will not be registered with the Central Bank of Uruguay to be publicly offered in Uruguay.

Notice to Prospective Investors in Venezuela

No public offering of Units is being made to investors resident in Venezuela. Neither this Prospectus nor the Units have been approved, disapproved or passed on in any way by the National Superintendence of Securities, Office of the Superintendent of the Banking Sector Entities or any other governmental authority in Venezuela. Additionally, the Fund has not received authorization or licensing from the National Superintendence of Securities, Office of the Superintendent of the Banking Sector Entities or any other governmental authority in Venezuela to market or sell Units within Venezuela. This Prospectus is strictly confidential and may not be reproduced, used for any other purpose or provided to any person other than the intended.

APPENDIX D

PRIOR PErformance OF SIMILAR FUNDS AND ACCOUNTS

MANAGED BY Select Equity Group, L.P.1

STRATEGY COMPOSITE ANNUAL RETURNS
AS OF AUGUST 31, 2020

	Strategy Composite (1)	HFRI Equity Hedge (3)	MSCI ACWI ex US (2, 4)
2011	-0.9%	-8.4%	-13.7%
2012	25.2%	7.4%	16.8%
2013	17.2%	14.3%	15.3%
2014	0.9%	1.8%	-3.9%
2015	3.7%	-1.0%	-5.7%
2016	1.1%	5.5%	4.5%
2017	16.8%	13.3%	27.2%
2018	-4.1%	-7.1%	-14.2%
2019	25.8%	13.7%	21.5%
2020	6.8%	4.6%	-3.1%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

THE COMPOSITE PERFORMANCE IS NOT THE PERFORMANCE OF THE FUND.

1 The performance information set forth herein is unaudited.

STRATEGY COMPOSITE PERFORMANCE INFORMATION

Select Equity Group, L.P. ("SEG") employs an investment program for CPG Cooper Square International Equity, LLC (the "Fund") that is substantially similar to the Cooper Square International Long/Short investment program that it employs in managing various other international long/short investment accounts that are not registered under the Investment Company Act of 1940, as amended (the "Other Accounts"), and that had aggregate net assets as of August 31, 2020 of approximately $1.46 billion. The personnel of SEG who will be responsible for managing the investment portfolio of the Fund manage the investment portfolios of the Other Accounts. As of August 31, 2020, SEG had total assets under management, including proprietary funds, of approximately $30 billion.

Because of the similarity of investment programs, as a general matter, SEG will consider participation by the Fund in all appropriate investment opportunities that are under consideration by SEG for the Other Accounts. SEG will evaluate for the Fund and for the Other Accounts a variety of factors, including potential regulatory or tax-related (investment) limitations, that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the Other Accounts at a particular time. Because these considerations may differ for the Fund and the Other Accounts in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and each of the Other Accounts will differ. See "Conflicts of Interest."

THE TABLE ON PAGE D-3 SETS FORTH FOR THE PERIODS INDICATED COMPOSITE MONTHLY PERFORMANCE INFORMATION OF ALL OTHER ACCOUNTS MANAGED BY SEG THAT HAVE INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES THAT ARE SUBSTANTIALLY SIMILAR TO THE FUND. THE TABLES ON PAGE D-4 PRESENT ANNUAL PERFORMANCE INFORMATION FOR THE OTHER ACCOUNTS AND FOR VARIOUS INDICES. THE CHARTS ON PAGES D-5 AND D-6 ILLUSTRATE: (1) THE GROWTH OF $1,000; (2) THE DEPTH OF DRAWDOWNS; AND (3) ROLLING ONE-YEAR STANDARD DEVIATION USING THE MONTHLY PERFORMANCE OF THE OTHER ACCOUNTS AND VARIOUS INDICES. THE RETURNS SHOWN FOR THE OTHER ACCOUNTS REFLECT A MODEL MANAGEMENT FEE OF 1.25% OF NET ASSET VALUE, A MODEL INCENTIVE FEE OF 20% OF NET PROFITS (SUBJECT TO A HIGH WATER MARK) AND THE ACTUAL OTHER EXPENSES INCURRED BY THE OTHER ACCOUNTS. THE MODEL INCENTIVE FEE IS EQUAL TO THE HIGHEST ACTUAL INCENTIVE FEE INCURRED BY THE OTHER ACCOUNTS. THE RETURNS ARE NO HIGHER THAN THOSE THAT WOULD HAVE RESULTED IF THE ACTUAL MANAGEMENT AND INCENTIVE FEES CHARGED TO INVESTORS IN THE OTHER ACCOUNTS WERE REFLECTED. THE TABLES SHOULD BE READ IN CONJUNCTION WITH THE NOTES THERETO. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

PROSPECTIVE INVESTORS SHOULD RECOGNIZE THAT THE FUND'S ESTIMATED EXPENSES ARE HIGHER THAN THE ACTUAL OTHER EXPENSES OF EACH OF THE OTHER ACCOUNTS. ACCORDINGLY, HAD THE OTHER ACCOUNTS' PERFORMANCE RECORDS REFLECTED THE FUND'S ESTIMATED EXPENSES, THE OTHER ACCOUNTS' RETURNS SHOWN IN THE TABLE WOULD HAVE BEEN LOWER. FURTHERMORE, THERE ARE CERTAIN DIFFERENCES BETWEEN THE INVESTMENT POLICIES OF THE FUND AND THE OTHER ACCOUNTS. UNLIKE THE FUND, CERTAIN OF THE OTHER ACCOUNTS ARE NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS IMPOSED BY APPLICABLE SECURITIES LAWS, OR TO THE SAME REQUIREMENTS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, TO WHICH THE FUND IS SUBJECT, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED THE OTHER ACCOUNTS' PERFORMANCE. THE FUTURE

PERFORMANCE OF THE FUND, THE OTHER ACCOUNTS AND THE VARIOUS INDICES MAY DIFFER.

FUTURE INVESTMENTS WILL BE MADE UNDER DIFFERENT ECONOMIC CONDITIONS AND WILL INCLUDE DIFFERENT INVESTMENTS. IN ADDITION, FUTURE INVESTMENTS MADE BY THE FUND WILL BE SUBJECT TO POTENTIAL REGULATORY OR TAX-RELATED (INVESTMENT) LIMITATIONS. MEMBERS OF SEG RESPONSIBLE FOR INVESTMENTS HAVE CHANGED AND MAY CHANGE IN THE FUTURE. PROSPECTIVE INVESTORS SHOULD NOT ASSUME THAT THEY WILL EXPERIENCE PERFORMANCE COMPARABLE TO THAT SET FORTH BELOW.

THE COMPOSITE PERFORMANCE INFORMATION IS AN ASSET-WEIGHTED AVERAGE OF THE RETURNS OF EACH OF THE OTHER ACCOUNTS. THIS CALCULATION METHODOLOGY DIFFERS FROM THE SEC'S GUIDELINES FOR CALCULATING PERFORMANCE OF MUTUAL FUNDS.

STRATEGY COMPOSITE MONTHLY RETURNS (1)
AS OF AUGUST 31, 2020

Year	Jan.	Feb.	Mar.	Apr.	May	Jun.	Jul.	Aug.	Sept.	Oct.	Nov.	Dec.	YEAR
2011	0.2%	2.5%	-0.8%	3.5%	-0.9%	-0.5%	-1.7%	-4.0%	-7.4%	10.4%	-1.4%	0.2%	-0.9%
2012	4.3%	6.8%	1.8%	0.3%	-6.1%	3.0%	2.6%	2.1%	2.6%	1.7%	2.5%	1.7%	25.2%
2013	3.9%	1.7%	2.1%	0.8%	1.2%	-2.5%	4.2%	-1.9%	3.8%	1.8%	-0.4%	1.5%	17.2%
2014	-2.9%	3.6%	0.3%	-0.5%	0.3%	0.0%	-3.0%	2.1%	-3.0%	0.4%	3.1%	0.6%	0.9%
2015	-1.0%	5.5%	-0.4%	2.5%	1.9%	-0.4%	0.3%	-4.6%	-2.1%	4.2%	-0.9%	-1.1%	3.7%
2016	-7.5%	1.2%	5.6%	0.6%	-0.1%	-0.7%	3.2%	1.0%	1.8%	-3.1%	-1.6%	1.2%	1.1%
2017	1.4%	2.5%	1.0%	3.5%	2.9%	0.3%	2.5%	-0.1%	1.5%	0.6%	-0.7%	0.4%	16.8%
2018	3.4%	-1.3%	-0.8%	1.9%	-0.4%	-1.1%	-0.9%	2.1%	-0.6%	-3.5%	0.7%	-3.4%	-4.1%
2019	7.5%	5.0%	1.4%	4.2%	-3.7%	5.2%	0.5%	-0.4%	-0.1%	1.0%	0.6%	2.4%	25.8%
2020	-0.6%	-5.3%	-12.1%	7.0%	5.1%	6.1%	5.8%	2.3%					6.8%

STRATEGY COMPOSITE AVERAGE ANNUAL TOTAL RETURNS
AS OF AUGUST 31, 2020

	1 Year (12-month rolling)	5 Years	Since Inception (1/1/2011)
Strategy Composite (1)	11.0%	8.8%	9.1%
HFRI Equity Hedge (3)	10.6%	5.7%	4.3%
MSCI ACWI ex US (2, 4)	8.3%	5.8%	3.7%

STRATEGY COMPOSITE RISK STATISTICS
AS OF AUGUST 31, 2020

	Average Annual Returns Since Inception (5)	Standard Deviation (5, 6)
Strategy Composite (1)	9.1%	11.0%
HFRI Equity Hedge (3)	4.3%	8.1%
MSCI ACWI ex US (2, 4)	3.7%	14.6%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

THE COMPOSITE PERFORMANCE IS NOT THE PERFORMANCE OF THE FUND.

STRATEGY COMPOSITE GROWTH OF $1,000

STRATEGY COMPOSITE DRAWDOWNS

STRATEGY COMPOSITE STANDARD DEVIATION
ONE YEAR ROLLING (5, 6)

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

THE COMPOSITE PERFORMANCE IS NOT THE PERFORMANCE OF THE FUND.

The notes below refer to the tables on the prior pages.

(1) These tables present the investment performance of all Other Accounts. The information contained in these tables was prepared by SEG based on the following facts and assumptions:

(a) The composite performance information is an asset-weighted average of the returns of each of the Other Accounts. This calculation methodology differs from the SEC's guidelines for calculating performance of mutual funds.

(b) The Other Accounts' returns take into account each Other Account's actual other expenses. The composite uses a modeled fee structure of a 1.25% management fee and 20% incentive fee (subject to a high water mark). The model incentive fee is equal to the highest actual incentive fee incurred by the Other Accounts.

The returns do not reflect the reinvestment of any distributions made by the Other Accounts. The Fund's estimated expenses are higher than the actual other expenses of each of the Other Accounts.

(c) The composite performance information for the Other Accounts includes the performance from 1/1/2011 through 8/31/2020 of between one and three accounts, including domestic and offshore private funds. Aggregate assets under management in the Other Accounts ranged from an initial value as of January 2011 of approximately $14 million, to a high of approximately $1.46 billion as of August 31, 2020. The composite performance information for the Other Accounts was not prepared in compliance with the GIPS® standards (Global Investment Performance Standards).

(2) Does not reflect fees or expenses of any kind.

(3) The HFRI Equity Hedge is an equally weighted performance index. It uses the HFR database and consists only of Equity Hedge funds with a minimum of US $50 million AUM or a 12-month track record and that report assets in USD. It is calculated and rebalanced monthly, and shown net of all fees and expenses. Equity Hedge strategies invest in a core holding of long equities at all times with short sales of stocks and/or stock index options. HFR compiles the performance numbers from sources it believes to be reliable but makes no representations and assumes no responsibility or liability, express or implied, as to the accuracy or completeness of these numbers. The index is not available for direct investment. While the index is frequently used for comparison purposes, it has limitations (some of which are typical of other widely use indices) and cannot be used to predict performance. These limitations include survivorship bias (the returns of the indices may not be representative of all hedge funds in the universe because of the tendency of lower performing funds to leave the index); heterogeneity (not all hedge funds are alike or comparable to one another, and the index may not accurately reflect the performance of a described style); and limited data (many hedge funds do not report to indices, and the index may omit funds, the inclusion of which might significantly affect the performance shown).

(4) The MSCI ACWI ex US represents large and mid-cap representation across 22 of 23 Developed Markets (DM) countries (excluding the U.S.) and 26 Emerging Markets (EM) countries. With 2,406 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S. The index is not available for direct investment.

(5) Returns and Risk numbers are measured from the commencement of SEG's management of the Other Accounts in 2011.

(6) A statistical measure of dispersion of a set of observations about their mean or other measure of central tendency. It is used to measure an investment's volatility. The higher the standard deviation the greater the volatility of returns and, thus, the more the return deviates from expected normal returns.

OTHER DISCLOSURES

This information is intended for illustration purposes only. No index is directly comparable to the Fund or the Other Accounts. Past performance is not indicative of future results or performance of any account managed by SEG, or of the Fund. There is no guarantee that the Fund will achieve its investment objective.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THE STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion, dated October 1, 2020

CPG Cooper Square International Equity, LLC

STATEMENT OF ADDITIONAL INFORMATION

OCTOBER 1, 2020

Class A Units

Class I Units

This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the Prospectus of CPG Cooper Square International Equity, LLC (the "Fund"), dated October 1, 2020. The Prospectus and this SAI, which is incorporated by reference into the Prospectus in its entirety, are available on the Fund's website (http://www.coopersquarefund.com). The SAI also is available upon request and without charge by writing the Fund at c/o Central Park Advisers, LLC, 805 Third Avenue, New York, New York 10022, or by calling (collect) (212) 317-9200. Defined terms used herein, and not otherwise defined herein, have the same meanings as in the Prospectus.

TABLE OF CONTENTS

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ADDITIONAL INVESTMENT POLICIES

The investment objective and principal investment strategy of the Fund, as well as the principal risks associated with the Fund's investment strategy, are set forth in the Prospectus. Capitalized terms used but not defined herein have the meanings assigned to them in the Fund's Prospectus. Certain additional investment information is set forth below.

Fundamental Policies

The Fund's stated fundamental policies, which may be changed only by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. For the purposes of this statement of additional information ("SAI"), "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of Investors duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund may not:

•	Borrow money, except to the extent permitted by the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets, including the value of the assets purchased with the proceeds of its indebtedness).

•	Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund's total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund's total assets).

•	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

•	Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies or as otherwise permitted under the 1940 Act.

•	Purchase, hold or deal in real estate, except that it may invest in securities or other instruments that are secured by real estate, or securities of companies that invest or deal in real estate or interests in real estate or are engaged in a real estate business.

•	Invest in commodities or commodity contracts, except that it may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indexes and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

•	Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government securities may be purchased without limitation.

With respect to these investment restrictions and other policies described in this SAI, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The types of securities

1

or investment techniques that may be employed by the Fund in accordance with the 1940 Act, which may give rise to senior securities within the meaning of the 1940 Act (among other reasons, to the extent they are not "covered," or assets are not "segregated" in respect of such securities or techniques, within the meaning of the 1940 Act) include: short sales, swaps (including total return swaps), swaptions, contracts for differences ("CFDs"), futures and forward agreements, options, repurchase agreements and reverse repurchase agreements.

The Fund's investment objective is non-fundamental and may be changed without investor approval.

Special Investment Techniques

The Fund may utilize a variety of special investment instruments and techniques, in addition to short selling, to hedge against various risks or for non-hedging purposes in seeking to achieve the Fund's investment objective. Instruments used and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of these special investment instruments and techniques are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives. Derivative instruments, or "derivatives," include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices. Derivatives typically allow an investor to hedge its exposure to, or speculate upon, the price movements of a particular security, financial benchmark or index at a fraction of the cost of acquiring, borrowing or selling short the underlying asset. The value of a derivative depends largely upon price movements in the underlying asset. Therefore, many of the risks applicable to trading the underlying asset also are applicable to derivatives trading. Derivatives, however, are specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds; there are a number of additional risks associated with derivatives trading. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into and the ability to assess the risk that a derivative adds to the Fund.

Liquidity. Derivative instruments, especially when traded in large amounts, may not always be liquid. In such cases, in volatile markets, the Fund may not be able to close out a position without incurring a loss. Daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent profitable liquidation of positions, subjecting the Fund to potentially greater losses.

Operational Leverage. Trading in derivative instruments can result in large amounts of operational leverage. Thus, the leverage offered by trading in derivative instruments will magnify the gains and losses experienced by the Fund and could cause the Fund's net asset value to be subject to wider fluctuations than would be the case if the Fund did not use the leverage feature of derivative instruments.

Over-the-Counter ("OTC") Trading. The Fund may purchase or sell derivative instruments that are not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater than the risk associated with an exchange-traded instrument. In addition, the Fund may not be able to dispose of, or enter into a closing transaction with respect to, such an instrument as easily as in the case of an exchange-traded instrument. Significant disparities may exist between "bid" and "asked" prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are not subject to the same type of government regulation as exchange-traded instruments, and

2

many of the protections afforded to participants in a regulated environment may not be available with respect to these instruments.

Call Options. The Fund may engage in the use of call options. The seller (writer) of a call option which is covered (i.e., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option.

The buyer of a call option assumes the risk of losing its entire investment in the call option. However, if the buyer of the call sells short the underlying security, the loss on the call will be offset in whole or in part by gain on the short sale of the underlying security.

Put Options. The Fund may engage in the use of put options. There are risks associated with the sale and purchase of put options. The seller (writer) of a put option which is covered (i.e., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the short position for values of the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option.

The buyer of a put option assumes the risk of losing its entire investment in the put option. However, if the buyer of the put holds the underlying security, the loss on the put will be offset in whole or in part by any gain on the underlying security.

Stock Index Options Trading. The Fund may purchase and sell call and put options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a gain or loss will be realized from the purchase or sale of options on an index depends upon movements in the level of stock prices in that index generally, rather than movements in the price of a particular stock. Successful use of options on stock indices will depend upon the ability of the Sub-Adviser to predict correctly movements in the direction of the stock market generally. This ability requires skills and techniques different from those used in predicting changes in the price of individual stocks.

Swap Agreements. The Fund may enter into swap agreements, including total return swaps. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, specific securities, credit or other factors such as security prices, baskets of securities, or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form of swap agreement.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's portfolio. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, the value of a swap agreement

3

is likely to decline if the counterparty's creditworthiness declines. Such a decrease in value might cause the Fund to incur losses.

In a total return swap transaction, one party makes periodic payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset (such as an equity security or basket of equity securities) or a non-asset reference (such as an index), which includes both the income generated and any capital gains, and recovers any capital losses from the first party. Total return swaps can offer more advantageous financing costs and/or a more efficient means of gaining exposure to certain foreign markets as compared to certain direct long or short transactions, notably when direct investment may be restricted or cost prohibitive. Total return swaps can result in losses if the underlying asset or reference does not perform as anticipated, and have the potential for significant risk of loss. Swaps generally involve greater risks than direct investments in securities, because swaps, among other factors, may be leveraged and are subject to counterparty risk, pricing risk and liquidity risk.

Under the Dodd-Frank Act, certain swaps and other OTC derivatives are required to be traded on a regulated swap exchange or execution facility. The U.S. Commodity Futures Trading Commission (the "CFTC") and the SEC may require the execution on a regulated market of additional OTC derivatives transactions in the future. Such requirements may make it more difficult and costly for the Fund to enter into highly tailored or customized transactions. They may also render certain strategies in which the Fund might otherwise engage unfeasible or so costly that they no longer will be economical to implement. Swaps and other transactions in OTC derivatives that are not required to be executed on a regulated market may involve other risks as well, as there is no exchange market on which to close out an open position. It may not be possible to liquidate an existing position, to assess the value of a position or to assess the exposure to risk.

CFDs. The Fund may enter into CFDs. CFDs permit investors to take long or short positions in an underlying instrument, which may be a single security, stock basket or index. In CFD transactions, each party assumes price positions in reference to an underlying security or other financial instrument. The "difference" is determined by comparing each party's original position with the market price of such securities or financial instruments at a pre-determined closing date. Each party will then either receive or pay the difference, depending on the success of its investment. CFDs are subject to certain risks. Financial markets for the securities or instruments which form the subject of a CFD can fluctuate significantly. Parties to a CFD assume the risk that the markets for the underlying securities will move in a direction unfavorable to their original positions. Parties to a CFD may require a deposit of 10% to 20% of the contract value as security. CFDs often involve considerable economic leverage due to the modest upfront investment relative to the overall contract value. As a result, such contracts can lead to disproportionately large losses as well as gains and relatively small market movements can have large impacts on the value of the investment. In addition, because CFDs involve contracting with a counterparty, the Fund will be subject to the risk that the counterparty will be unable to, or will refuse to, perform with respect to the underlying contract.

Forward Contracts. The Fund may enter into forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price moves of forward contracts. Banks and other dealers with which the Fund maintains accounts may require that the Fund deposit margin with respect to such trading. The Fund's counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit

4

controls by governmental authorities might limit such forward trading to less than the amount that the Sub-Adviser would otherwise recommend, to the possible detriment of the Fund.

Futures Contracts. The Fund may use futures as part of its investment program. In connection with the use of futures, the Sub-Adviser will determine and pursue all steps that are necessary and advisable to ensure compliance with the Commodity Exchange Act and the rules and regulations promulgated thereunder. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as "daily price fluctuation limits" or "daily limits." Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. OTC instruments generally are not as liquid as instruments traded on recognized exchanges. These constraints could prevent the Fund from promptly liquidating unfavorable positions, thereby subjecting the Fund to substantial losses. In addition, the CFTC and various exchanges limit the number of positions that the Fund may indirectly hold or control in particular commodities.

Foreign futures transactions involve the execution and clearing of trades on a foreign exchange. This is the case even if the foreign exchange is formally "linked" to a domestic exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No domestic organization regulates the activities of a foreign exchange, including the execution, delivery, and clearing of transactions on such an exchange, and no domestic regulator has the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Fund may not be afforded certain of the protections that apply to domestic transactions, including the right to use domestic alternative-dispute-resolution procedures. In particular, funds received to margin foreign futures transactions may not be provided the same protections as funds received to margin futures transactions on domestic exchanges. In addition, the price of any foreign futures or option contract and, therefore, the potential profit and loss resulting therefrom, may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

Hedging Transactions. The Fund may, but is not required to, employ hedging techniques. These techniques could involve a variety of the aforementioned derivative transactions (collectively, "Hedging Instruments"). Hedging techniques involve risks different than those of underlying investments. In particular, the variable degree of correlation between price movements of Hedging Instruments and price movements in the position being hedged means that losses on the hedge may be greater than gains in the value of the Fund's positions, or that there may be losses on both legs of a transaction. In addition, certain Hedging Instruments and markets may not be liquid in all circumstances.

The Sub-Adviser may use Hedging Instruments to minimize the risk of total loss to the Fund by offsetting an investment in one security with a comparable investment in a contrasting security. However, such use may limit any potential gain that might result from an increase in the value of the hedged position. Whether the Fund hedges successfully will depend on the Sub-Adviser's ability to predict pertinent market movements. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies, because the value of those securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. Finally, the daily variation margin requirements in futures contracts might create greater financial risk than would options transactions, where the exposure is limited to the cost of the initial premium and transaction costs paid by the Fund.

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Unhedged Risks. The Fund's investments may be unhedged or only partially hedged. For a variety of reasons, the Sub-Adviser may not seek to establish a perfect correlation between the hedging instruments used and the investments being hedged. Such an imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The Sub-Adviser may not hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge, or because it does not foresee the occurrence of the risk. Moreover, it may not be possible for the Sub-Adviser to hedge against certain risks—for example, the risk of a fluctuation that is so generally anticipated by market participants that the Sub-Adviser cannot enter into a hedging transaction at a price sufficient to protect the Fund from the decline in value of the investment anticipated as a result of such fluctuation.

Fixed-Income Securities

The Fund primarily will invest in equity securities, as described in the Prospectus. The Sub-Adviser, however, may invest a portion of the Fund's assets in bonds and other fixed-income securities when it believes that such securities offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity.

Fixed-income securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by governments; municipal securities; and mortgage-backed and asset-backed securities. Certain securities in which the Fund may invest, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Dislocations in the fixed-income sector and weaknesses in the broader financial market could adversely affect the Fund. As a result of such dislocations, the Fund may face increased borrowing costs, reduced liquidity and reductions in the value of its investments. One or more of the counterparties providing financing to the Fund could be affected by financial market weaknesses, and may be unwilling or unable to provide financing. If one or more major market participants fails or withdraws from the market, it could negatively affect the marketability of all fixed-income securities and this could reduce the value of the securities in the Fund's portfolio, thereby reducing the Fund's net asset value. Furthermore, if one or more counterparties are unwilling or unable to provide ongoing financing, the Fund could be forced to sell its investments at a time when prices are depressed.

DIRECTORS AND OFFICERS

Subject to the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Board. The Board shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the LLC Agreement. Each Director (whether or not such Director is an "interested person" (as defined in the 1940 Act) of the Fund (an "Independent Director")) shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized under Delaware law. No Director shall have the authority individually to act on behalf of or to bind the Fund, except within the scope of such Director's authority as delegated by the Board. The Board may delegate the management of

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the Fund's day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Fund and to the oversight of the Board.

Board's Oversight Role in Management

The Board's role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser and the Sub-Adviser, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings and between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Adviser's senior managerial and financial officers, the Fund's and the Adviser's Chief Compliance Officer and portfolio management personnel. The Board's Audit Committee, which consists of all of the Fund's Directors who are Independent Directors, meets during its scheduled meetings, and, as appropriate, the chair of the Audit Committee maintains contact with the independent registered public accounting firm and Principal Accounting Officer of the Fund. Similarly, the Board has established a Contracts Review Committee and a Nominating Committee, as described below. The Board also receives periodic presentations from senior personnel of the Adviser regarding risk management generally, as well as information regarding specific operational, compliance or investment areas, such as business continuity, valuation and investment research. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Adviser and other service providers to the Fund, including the Sub-Adviser, have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Fund. The Board also receives reports from counsel to the Fund or the Board's own independent legal counsel regarding regulatory compliance and governance matters. The Board's oversight role does not make the Board a guarantor of the Fund's investments or activities.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the Fund's Board members be Independent Directors. To rely on certain exemptive rules under the 1940 Act, a majority of the Fund's Board members must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, four of the Fund's five Directors are Independent Directors. The Chair of the Board, Joan Shapiro Green, is an Independent Director. Additionally, the Board has constituted an Audit Committee, a Nominating Committee and a Contracts Review Committee. The members of the respective committees have designated Kristen M. Leopold to chair the Audit Committee, Janet L. Schinderman to chair the Nominating Committee and Sharon J. Weinberg to chair the Contracts Review Committee. The Board each has determined that its leadership structure, in which the Chair of the Board is not affiliated with the Adviser or the Sub-Adviser, is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to: (i) the services that the Adviser and the Sub-Adviser provide to the Fund and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of the Adviser and the Sub-Adviser; (iii) the Board's oversight role in management of the Fund; and (iv) the Board's size and the cooperative working relationship among the Independent Directors and among all Directors.

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Information About Each Board Member's Experience, Qualifications, Attributes or Skills

Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex
INDEPENDENT DIRECTORS
Joan Shapiro Green (75) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term — Indefinite Length—Since Inception	Executive Director of National Council of Jewish Women New York (2007-2014) ; Executive Director of New York Society of Securities Analysts (2004-2006)	7	None
Kristen M. Leopold (52) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term — Indefinite Length—Since Inception	Independent Consultant to Hedge Funds (2007 - present); Chief Financial Officer of Weston Capital Management, LLC (investment managers) (1997-2006)	7	Blackstone Alternative Alpha Fund; Blackstone Alternative Alpha Fund II; Blackstone Alternative Alpha Master Fund; Blackstone Alternative Multi-Manager Fund; Blackstone Alternative Multi-Strategy Fund
Janet L. Schinderman (69) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term — Indefinite Length—Since Inception	Self-Employed Educational Consultant since 2006; Associate Dean for Special Projects and Secretary to the Board of Overseers, Columbia Business School of Columbia University (1990-2006)	7	Advantage Advisers Xanthus Fund, L.L.C.
Sharon J. Weinberg (61) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term — Indefinite Length—Since Inception	Co-Founder, Blue Leaf Ventures (consulting) (2018-present); Managing Director, New York Ventures, Empire State Development (2016-2018); Managing Director, JPMorgan Asset Management (2000 - 2015); Vice President, JPMorgan Investment Management (1996 - 2000); Associate, Willkie Farr & Gallagher LLP (1984 - 1996)	7	None

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Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex
INTERESTED DIRECTOR
Mitchell A. Tanzman (60) Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director and Principal Executive Officer	Term — Indefinite Length—Since Inception	Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group, LLC since 2006; Co-Head of UBS Financial Services' Alternative Investment Group (1998 - 2005) and Operating Committee Member of UBS Financial Services Inc. (2004 - 2005)	7	None
OFFICER(S) WHO ARE NOT DIRECTORS
Michael Mascis (53) Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Principal Accounting Officer	Term — Indefinite Length—Since Inception	Chief Financial Officer of Central Park Group, LLC since 2006; Executive Director of UBS Financial Services Inc. (2002 - 2006)	N/A	N/A
Seth L. Pearlstein (54) Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Chief Compliance Officer	Term — Indefinite Length—Since Inception	Chief Compliance Officer of Central Park Advisers, LLC since 2015; General Counsel and Chief Compliance Officer of W.P. Stewart & Co., Ltd. (2008 - 2014); previously, Associate General Counsel (2002 - 2007)	N/A	N/A
Gregory Brousseau (64) Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Vice President	Term — Indefinite Length—Since Inception	Co-Chief Executive Officer of Central Park Group, LLC since 2006	N/A	N/A
Ruth Goodstein (60) Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Vice President	Term — Indefinite Length—Since Inception	Chief Operating Officer of Central Park Group, LLC since 2006	N/A	N/A

Additional information about each Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that the Director possesses which the Board believes has prepared them to be effective Board members. The Board believes that the significance of each Director's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Director, or particular factor, being indicative of board effectiveness. Each Board member believes that collectively the Directors have balanced and diverse experience, skills, attributes and qualifications that allow the Board to operate effectively in governing the Fund and protecting the interests of Investors. Among the

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attributes common to all Directors is their ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; each Board member believes that each member satisfies this standard. Experience relevant to having this ability may be achieved through a Director's educational background; business, professional training or practice (e.g., accounting or securities), public service or academic positions; experience from service as a board member (including the Boards of other funds in the Fund Complex); and other life experiences. The charter for the Board's Nominating Committee contains certain other factors considered by the Committee in identifying and evaluating potential nominees. To assist them in evaluating matters under federal and state law, the Independent Directors are counseled by their own independent legal counsel, who participates in the Board's meetings and interacts with the Adviser, and also may benefit from information provided by counsel to the Fund; both Board and Fund counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

•	Joan Shapiro Green – Ms. Green served as President of BT Brokerage, a NYSE member firm, from 1992 to 2001. During that period she also served two terms on the New York Stock Exchange Specialty Firms Committee and one term on the NASD District 10 Business Conduct Committee. From 2000 to 2002, Ms. Green served as Chairman of the Securities Industry Association Institutional Brokerage Committee. She graduated from Mount Holyoke College with an AB degree in mathematics. She has served on the Board of the Financial Women's Association since 1999 and was President from 2002 to 2003.

•	Kristen M. Leopold – Ms. Leopold is the founder of KL Associates, LLC, a hedge fund consulting firm specializing in financial and operational management, and the Chief Financial Officer of WFL Real Estate Services, LLC. She graduated from Pace University with a combined MBA/BBA in Accounting in May 1990 and then served as an auditor and manager at Arthur Andersen LLP in their financial services division specializing in brokerage, commodities and asset management until September 1997. In October 1997, she joined Weston Capital Management LLC, an alternative investment firm with over $1 billion in assets under management worldwide, as Chief Financial Officer, and left in December 2006 to pursue her own consulting business.

•	Janet L. Schinderman – Ms. Schinderman has 30 years of experience in board development and strategic management of non-profit institutions, particularly in higher education, primary and secondary education, health care, the arts and community initiatives. At JLS Enterprises, a consultancy she founded in 2006, Ms. Schinderman serves a range of clients, including the Archdiocese of New York, Bronx Children's Museum, The New School, Rice University, Temple Emanu-El, NYU Langone Medical Center Cancer Institute, SUNY Maritime College and Touro Hospital of New Orleans. As associate dean of Columbia Business School from 1990 to 2006, Ms. Schinderman staffed the 80-member global Board of Overseers, supervised marketing and communications and developed and operated the Chazen Institute of International Business. Before that, she held executive positions at the Illinois Institute of Technology and Tulane University's A.B. Freeman School of Business, which she joined after serving for six years as founding and executive director of Louisiana's first shelter for battered women and children, operated under the auspices of the Archdiocese of New Orleans. For more than twenty years, Ms. Schinderman has served as a director of registered investment companies, including, in addition to the Central Park Group funds, alternative investment funds managed by an affiliate of Oppenheimer & Co. and its predecessors.

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She graduated with her B.A. and M.B.A. from Tulane University and speaks French, Italian and Spanish.

•	Sharon J. Weinberg – Ms. Weinberg is the Co-Founder of Blue Leaf Ventures, a consulting firm. She has over 25 years' of experience in the asset management business. She began her career at Willkie Farr & Gallagher LLP, where she was an Associate from 1984 to 1996. From 1996 to 2000, she was a Vice President of JPMorgan Investment Management ("JPMIM"), where she served in various capacities, including as counsel to certain mutual funds advised by JPMIM. From 2000 to 2015, Ms. Weinberg served as a Managing Director of JPMorgan Asset Management, where she was responsible for, among other things, the overall investment business of the JPMorgan Private Bank Law Firms Group. From 2016-2018, Ms. Weinberg was a Managing Director at New York Ventures, Empire State Development. Ms. Weinberg received her B.A. from The Johns Hopkins University and her J.D. from Columbia Law School.

•	Mitchell A. Tanzman – In addition to serving as a Board member of each fund in the Central Park Group fund complex, Mr. Tanzman is a founding partner of Central Park Group and has over 25 years' experience in alternative investments. Mr. Tanzman serves as Chair of the Investment Committee of the Board of Trustees of Emory University, and is a member of its Executive Committee. He also is a contributing author of "Hedge Funds," edited by Lederman and Klein. Prior to forming Central Park Group in 2006, he served as Co-Head of UBS Financial Services Alternative Investment Group and was a member of that firm's Operating Committee. Before joining UBS, Mr. Tanzman worked in Oppenheimer & Co.'s asset management group, and ultimately co-managed the company's alternative investment department and was a member of the company's Management Committee. Mr. Tanzman began his career at Stroock & Stroock & Lavan LLP as an attorney specializing in investment companies and advisory services. Mr. Tanzman received his B.A. from Emory University and his J.D. from the University of Chicago Law School.

The Directors serve on the Board for terms of indefinite duration, subject to a mandatory retirement age of 75 years old, with exceptions to be made on a case by case basis. A Director's position in that capacity will terminate if such Director is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days' prior written notice to the other Directors, subject to waiver of notice, and may be removed either by vote of two-thirds of the Directors not subject to the removal vote or vote of the Investors holding not less than two-thirds of the total number of votes eligible to be cast by all Investors. In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the Investors. The Directors may call a meeting of Investors to fill any vacancy in the position of a Director and must do so within 60 days after any date on which Directors who were elected by the Investors cease to constitute a majority of the Directors then serving. If no Director remains to manage the business of the Fund, the Adviser may manage and control the Fund but must convene a meeting of Investors within 60 days for the purpose of either electing new Directors or dissolving the Fund.

The only standing committees of the Board are the Audit Committee, the Nominating Committee and the Contracts Review Committee. The current members of the Audit Committee are Kristen M. Leopold, Joan Shapiro Green, Janet L. Schinderman and Sharon J. Weinberg, constituting all of the Independent Directors. Ms. Leopold currently serves as the Chair of the Audit Committee. The function of the Fund's Audit Committee, pursuant to its adopted written charter, is: (i) to oversee the Fund's accounting and financial reporting processes, the audits of the Fund's financial statements and the Fund's

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internal controls over, among other things, financial reporting and disclosure controls and procedures; (ii) to oversee or assist in Board oversight of the integrity of the Fund's financial statements, and the Fund's compliance with legal and regulatory requirements; and (iii) to approve, prior to appointment, the engagement of the Fund's independent registered public accounting firm and review the independent registered public accounting firm's qualifications, independence and performance.

The current members of the Nominating Committee are Kristen M. Leopold, Joan Shapiro Green, Janet L. Schinderman and Sharon J. Weinberg, constituting all of the Independent Directors. Ms. Schinderman currently serves as the Chair of the Nominating Committee. The function of the Nominating Committee, pursuant to its adopted written charter, is to select and nominate persons for election as Directors of the Fund. The Nominating Committee reviews and considers, as it deems appropriate after taking into account, among other things, the factors listed in its charter, nominations of potential Directors made by Fund management and by Fund Investors who have sent to Davis Polk & Wardwell LLP, legal counsel for the Independent Directors, at 450 Lexington Avenue, New York, NY 10017, such nominations, which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected, and such additional information must be provided regarding the recommended nominee as is reasonably requested by the Nominating Committee. The Nominating Committee meets as is necessary or appropriate.

The current members of the Contracts Review Committee are Kristen M. Leopold, Joan Shapiro Green, Janet L. Schinderman and Sharon J. Weinberg, constituting all of the Independent Directors. Ms. Weinberg currently serves as the Chair of the Contracts Review Committee. The function of the Fund's Contracts Review Committee, pursuant to its adopted written charter, is to: assist the Board in fulfilling its responsibilities under Section 15 of the 1940 Act, as respects the Investment Advisory Agreement and the Sub-Advisory Agreement; review other material contracts entered into by the Fund in connection with the operation of the Fund (such contracts, collectively with the Investment Advisory Agreement and the Sub-Advisory Agreement ("Material Contracts")); and make recommendations to the Board regarding the approval and continuance of Material Contracts.

The following table sets forth the dollar range of ownership of equity securities of the Fund and other registered investment companies overseen by each Director within the Fund Complex, in each case as of December 31, 2019. The Directors are not required to invest in the Fund.

Name of Director	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by the Director in the Fund Complex
Kristen M. Leopold	None	None

Joan Shapiro Green	None	None

Janet L. Schinderman	None	None

Sharon J. Weinberg	None	None

Mitchell A. Tanzman	None	Over $100,000

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As of December 31, 2019, none of the Independent Directors or their immediate family members owned beneficially or of record securities of the Adviser, the Sub-Adviser, the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser, the Sub-Adviser or the Distributor.

Ms. Weinberg serves on the Board of Directors (as Chair) of The National Institute for Reproductive Health ("NIRH"), a 501(c)(3) charitable organization, with a Principal and Portfolio Manager of the Sub-Adviser (but not a portfolio manager of the Fund).  During 2018 and 2019, Ms. Weinberg, the Principal of the Sub-Adviser, the Sub-Adviser and a foundation controlled by the Sub-Adviser donated, in the aggregate, in excess of $120,000 to NIRH.

Director Compensation

Name and Position with Fund	Aggregate Compensation from the Fund*	Total Compensation from Fund and Fund Complex Paid to Directors*
Kristen M. Leopold	$22,000	$154,000 (7	)**
Director

Joan Shapiro Green	$22,000	$154,000 (7	)**
Director

Janet L. Schinderman	$22,000	$154,000 (7	)**
Director

Sharon J. Weinberg	$22,000	$154,000 (7	)**
Director

*	Estimated for the fiscal year ending September 30, 2021.

**	Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund.

The Independent Directors are paid by the Fund an annual retainer of $15,000, per meeting fees of $1,000, and $500 per telephonic meeting. In addition, the Chair of the Board, the Chair of the Audit Committee, the Chair of the Nominating Committee and the Chair of the Contracts Review Committee each receives an additional annual retainer of $2,000 per fund in the complex overseen by such person. All Directors are reimbursed for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund.

CODES OF ETHICS

Each of the Fund, the Adviser and the Sub-Adviser has adopted a code of ethics under Rule 17j-1 under the 1940 Act (collectively the "Codes of Ethics"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel ("Access Persons"). The Codes of Ethics permit Access Persons to, subject to certain restrictions, invest in securities, including securities that may be purchased or held by the Fund. Under the Codes of Ethics, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings, private placements or certain other securities. The Codes of Ethics are available on the EDGAR database on the SEC's website at www.sec.gov, and also

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may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has delegated any voting of proxies in respect of portfolio holdings to the Sub-Adviser to vote the proxies in accordance with the Sub-Adviser's proxy voting guidelines and procedures. The proxy voting guidelines and procedures of the Sub-Adviser are set forth in Appendix A. In general, the Board believes that voting proxies in accordance with such proxy voting guidelines and procedures will be in the best interests of the Fund.

Information regarding how the Fund voted proxies related to its portfolio holdings during the 12-month period ending June 30th will be available, without charge, upon request by calling collect (212) 317-9200, and on the SEC's website at www.sec.gov.

INVESTMENT ADVISORY SERVICES

The Adviser and the Investment Advisory Agreement

The Adviser serves as investment adviser to the Fund pursuant to the Investment Advisory Agreement. The Directors have engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of, the Fund under the ultimate supervision of, and subject to any policies established by, the Board. The Adviser also provides, or arranges at its expense, for certain management and administrative services for the Fund. Some of those services include providing support services, maintaining and preserving certain records, and preparing and filing various materials with state and U.S. federal regulators.

Pursuant to the Investment Advisory Agreement, the Adviser is responsible, subject to the supervision of the Directors, for formulating an investment program for the Fund. The Investment Advisory Agreement initially was approved by the Fund's full Board (including a majority of the Independent Directors) at a meeting held on August 21, 2020 in reliance on an exemptive order issued by the SEC providing relief from the in-person meeting requirement under Section 15(c) of the 1940 Act (Investment Company Act Release No. 33897) (the "Exemptive Order"), and also was approved by the then-sole Investor of the Fund on September 29, 2020. The Board (including a majority of the Independent Directors) will ratify the approval of the Investment Advisory Agreement at the next in-person meeting. The Investment Advisory Agreement is terminable without penalty, on 60 days' prior written notice by the Board, by vote of a majority of the outstanding voting securities of the Fund or by the Adviser. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its "assignment" (as defined in the 1940 Act). After an initial term that will expire two years after the Fund commences investment operations, the Investment Advisory Agreement will continue in effect from year to year if its continuance is approved annually by either the Board or the vote of a majority of the outstanding voting securities of the Fund, provided that, in either event, the continuance also is approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval.

In consideration of the advisory services provided to the Fund by the Adviser, the Fund pays the Adviser the Management Fee, computed and payable monthly in arrears, at the annual rate of 1.50% of the Fund's net asset value. For purposes of determining the Management Fee payable to the Adviser for any month, "net asset value" means the total value of all assets of the Fund as of the end of such month, less an amount equal to all accrued debts, liabilities and obligations of the Fund as of such date, and calculated before giving effect to any repurchase of Units on such date and before any reduction for any

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fees (including the Distribution and Servicing Fee and the Incentive Fee) and expenses of the Fund. The Management Fee is paid to the Adviser out of the Fund's assets and, therefore, will decrease the net profits or increase the net losses of the Fund. The Management Fee will be prorated for any period of less than a month based on the number of days in such period.

The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any director, officer, member or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services under the Investment Advisory Agreement. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, or any director, member, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arises in connection with the performance of services to the Fund, as the case may be, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

A discussion of the basis for the Board's approval of the Investment Advisory Agreement will be set forth in the Fund's semi-annual report to Investors for the period ending March 31, 2021.

The Sub-Adviser and the Sub-Advisory Agreement

The Adviser, in compliance with applicable law and the Investment Advisory Agreement, has engaged the Sub-Adviser as the sole investment sub-adviser of the Fund, to manage the Fund's investment operations and the composition of its portfolio securities and investments under the supervision of the Adviser and the ultimate supervision of, and subject to any policies established by, the Board. The Sub-Adviser is responsible for the day-to-day management of the Fund's portfolio.

The Fund and the Adviser have entered into the Sub-Advisory Agreement with the Sub-Adviser. The Sub-Advisory Agreement initially was approved by the Fund's full Board (including a majority of the Independent Directors) at a meeting held on August 21, 2020 in reliance on the Exemptive Order, and also was approved by the then-sole Investor of the Fund on September 29, 2020. The Board (including a majority of the Independent Directors) will ratify the approval of the Sub-Advisory Agreement at the next in-person meeting. The Sub-Advisory Agreement is terminable without penalty, on 60 days' prior written notice by the Board, by vote of a majority of the outstanding voting securities of the Fund or by the Adviser. The Sub-Advisory Agreement also provides that it will terminate automatically in the event of its "assignment" (as defined in the 1940 Act). After an initial term that will expire two years after the Fund commences investment operations, the Sub-Advisory Agreement will continue in effect from year to year if its continuance is approved annually by either the Board or the vote of a majority of the outstanding voting securities of the Fund, provided that, in either event, the continuance also is approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval.

In consideration of the sub-advisory services provided to the Fund by the Sub-Adviser, the Fund pays the Sub-Adviser, out of the Management Fee, the Sub-Advisory Fee computed and payable monthly in arrears, at the annual rate of 1.00% of the Fund's net asset value. For purposes of determining the Sub-Advisory Fee payable to the Sub-Adviser for any month, "net asset value" means the total value of all assets of the Fund as of the end of such month, less an amount equal to all accrued debts, liabilities and obligations of the Fund as of such date, and calculated before giving effect to any repurchase of Units on such date and before any reduction for any fees (including the Distribution and Servicing Fee and the

15

Incentive Fee) and expenses of the Fund. The Sub-Advisory Fee will be prorated for any period of less than a month based on the number of days in such period.

In addition, as described in the Prospectus, promptly after the end of each fiscal year of the Fund (and at such other times described in the Prospectus), the Fund pays to the Sub-Adviser the Incentive Fee in an amount equal to 20% of the amount by which the Fund's net profits attributable to each class of Units for all Performance Periods ending within or coterminous with the close of such fiscal year exceed the balance of the loss carryforward account maintained in respect of such class, without duplication for any Incentive Fee paid by the Fund in respect of such class during such fiscal year.

A discussion of the basis for the Board's approval of the Sub-Advisory Agreement will be set forth in the Fund's semi-annual report to Investors for the period ending March 31, 2021.

Portfolio Management

Chad M. Clark and Matthew C. Pickering serve as the Fund's portfolio managers (the "Portfolio Managers"). Messrs. Clark and Pickering are jointly responsible for the day-to-day management of the Fund's assets.

The Portfolio Managers provide advisory services to other clients, including other pooled investment vehicles, that invest in securities of the same type in which the Fund invests. As a result, there may be an incentive to favor one vehicle or account over another, resulting in conflicts of interest. The Sub-Adviser is aware of its obligation to ensure that, when orders for the same securities are entered on behalf of the Fund and other accounts, the Fund receives a fair and equitable allocation of the orders, particularly where affiliated accounts may participate. The Sub-Adviser has adopted various compliance policies and procedures that it believes are reasonably designed to address various conflicts of interest that may arise in connection with its management of other accounts and investment vehicles, and that provide a methodology for seeking to ensure fair treatment of all clients.

Each Portfolio Manager's compensation is comprised of a fixed annual salary, a discretionary bonus and potentially an annual supplemental distribution paid by the Sub-Adviser, or its parent company, and not by the Fund.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund's Portfolio Managers and assets under management in those accounts, as of July 31, 2020.

	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Chad M. Clark	1	$2,015,728,588	9(1)	$6,071,802,247	16(2)	$9,747,487,832

Matthew C. Pickering	1	$2,015,728,588	8(3)	$6,010,474,975	16(2)	$9,747,487,832

[1]	Of these accounts, 6 accounts with total assets of approximately $1,692,883,614 charge performance-based advisory fees.

[2]	Of these accounts, 2 accounts with total assets of approximately $429,614,413 charge performance-based advisory fees.

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[3]	Of these accounts, 5 accounts with total assets of approximately $1,631,556,342 charge performance-based advisory fees.

As of the date of this SAI, the Fund's Portfolio Managers do not beneficially own any Units of the Fund.

CONFLICTS OF INTEREST

The Adviser and the Sub-Adviser

The Adviser, the Sub-Adviser or their affiliates provide or may provide investment advisory and other services to various entities, including, without limitation, investment funds with investment objectives similar to and different than those of the Fund. The Adviser, the Sub-Adviser, their affiliates and certain of its investment professionals and other principals also may carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, the "Other Accounts"). The Fund has no interest in these activities, and investment decisions for the Fund are made independently of such Other Accounts. If, however, the Fund desires to invest in, or sell, the same security as an Other Account, the opportunity will be allocated equitably in accordance with the Sub-Adviser's allocation policies and procedures. There may be circumstances under which the Adviser, the Sub-Adviser or their affiliates will cause one or more Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Fund's assets will be committed. There also may be circumstances under which the Adviser, the Sub-Adviser or their affiliates will consider participation by Other Accounts in investment opportunities in which they do not intend to invest on behalf of the Fund, or vice versa.

The Adviser, the Sub-Adviser and the investment professionals who, on behalf of the Adviser or the Sub-Adviser, manage the Fund's investment portfolio will be engaged in certain activities for Other Accounts, and may have conflicts of interest in allocating their time and activities among the Fund and the Other Accounts. The aforementioned investment professionals will devote as much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

The Selling Agents

The Adviser may compensate certain Selling Agents or other servicing agents in connection with various services, including those related to the support and conduct of due diligence, Investor account maintenance, the provision of information and support services to clients and the inclusion on preferred provider lists. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall net asset value of the Fund, or a fee determined in some other method by negotiation between the Adviser and such Selling Agents. In addition, while neither the Fund nor the Distributor imposes a sales load on purchases of Class A or Class I Units, Selling Agents may directly charge Class A Investors certain transaction or other fees in such amounts as they may determine. Investors should consult their Selling Agent for additional information. All or a portion of such compensation may be paid by a Selling Agent to the financial advisors involved in the sale of Units. As a result of the various payments that Selling Agents may receive from Investors and the Adviser, the amount of compensation that a Selling Agent may receive in connection with the sale of Units in the Fund may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a Selling Agents to recommend the Fund over another investment product.

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Selling Agents may be subject to certain conflicts of interest with respect to the Fund. For example, the Fund, the Adviser, the Sub-Adviser or investment vehicles managed or sponsored by the Adviser or the Sub-Adviser may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to a Selling Agent. As such, certain conflicts of interest may exist between such persons and a Selling Agent. Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.

Selling Agents may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund. Such entities may compete with the Fund for investment opportunities and may invest directly in such investment opportunities.

A Selling Agent may pay all or a portion of the fees paid to it to certain of its affiliates, including, without limitation, financial advisors whose clients purchase Units of the Fund. Such fee arrangements may create an incentive for a Selling Agent to encourage investment in the Fund, independent of a prospective Investor's objectives.

A Selling Agent may provide financing, investment banking services, research or other services to third parties and receive fees therefor in connection with transactions in which such third parties have interests which may conflict with those of the Fund. A Selling Agent may give advice or provide financing or research to such third parties that may cause them to take actions adverse to the Fund. A Selling Agent also may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund or the Sub-Adviser. These services and roles may include (either currently or in the future), as applicable, managing trustee, managing member, general partner, adviser, investment sub-adviser, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, rating agency, interfund lending servicer, Fund accountant, transaction (e.g., a swap) counterparty and/or lender. As a result, these Selling Agents may have an incentive to recommend and offer Units to their clients.

The trading activities of Selling Agents generally will be carried out without reference to positions held by the Fund and may have an effect on the value of the positions so held, or may result in a Selling Agent having an interest in the issuer adverse to the Fund. No Selling Agent is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund has an interest.

Participation in Investment Opportunities

Directors, principals, officers, members, employees and affiliates of the Adviser and the Sub-Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing investment strategies or constraints, positions may be taken by (i) directors, principals, officers, members, employees and affiliates of the Adviser and the Sub-Adviser, or (ii) by the Adviser, the Sub-Adviser or their affiliates and certain of their investment professionals and other principals for the Other Accounts that are the same as, different from or made at a different time than, positions taken for the Fund.

Other Matters

The Sub-Adviser may, from time to time, effect certain principal transactions in securities with one or more accounts, subject to certain conditions. Future investment activities of the Sub-Adviser, its

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affiliates and its principals, partners, directors, officers or employees, may give rise to additional conflicts of interest.

The Adviser, the Sub-Adviser and their affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members or managing general partners. These transactions would be effected in circumstances in which the Adviser or the Sub-Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser, the Sub-Adviser, their affiliates and their principals, partners, members, directors, officers or employees may give rise to conflicts of interest other than those described above.

TAX ASPECTS

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to the Fund, to its qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code, and to the acquisition, ownership and disposition of Units.

This discussion does not purport to be a complete description of all of the tax considerations relating thereto. In particular, we have not described certain considerations that may be relevant to certain types of Investors subject to special treatment under U.S. federal income tax laws, including, non-U.S. Investors, Investors subject to the alternative minimum tax, tax-exempt organizations, insurance companies, Investors that are treated as partnerships for U.S. federal income tax purposes, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, financial institutions, a person that holds Units as part of a straddle or a hedging or conversion transaction, REITs, RICs, U.S. persons with a functional currency that is not the U.S. dollar, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, CFCs and "passive foreign investment companies" ("PFICs"). This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax nor does it discuss the special treatment under U.S. federal income tax laws that could result if the Fund invests in tax-exempt securities or certain other investment assets. This summary is limited to Investors that hold Units as capital assets (within the meaning of the Code), and does not address owners of an Investor. This discussion is based upon the Code, its legislative history, existing and proposed U.S. Treasury regulations, published rulings and court decisions, each as of the date of this SAI and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought, and will not seek any ruling from the IRS regarding any matter discussed herein and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS would not assert, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.

For purposes of this discussion, a "U.S. Investor" and "non-U.S. Investor" have the same meanings assigned in the Prospectus.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Units, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Prospective beneficial owners of Units that are partnerships or partners in such partnerships should consult their own tax advisors with respect to the purchase, ownership and disposition of Units.

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Tax matters are complicated and the tax consequences to an Investor of an investment in the Fund's Units will depend on the facts of such Investor's particular situation. Investors are strongly encouraged to consult their own tax advisor regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of Units, as well as the effect of state, local and foreign tax laws, and the effect of any possible changes in tax laws.

Election to be Taxed as a RIC

The Fund intends to elect to be treated and to operate in a manner so as to continuously qualify annually thereafter, as a RIC under the Code. As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that the Fund timely distributes (or is deemed to timely distribute) to its Investors as dividends. Instead, dividends the Fund distributes (or is deemed to timely distribute) generally will be taxable to Investors, and any net operating losses and most other tax attributes generally will not pass through to Investors. The Fund will be subject to U.S. federal corporate-level income tax on any undistributed income and gains. To continue to qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to its Investors, for each taxable year, at least 90% of its investment company taxable income (which generally is the Fund's net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, determined without regard to the dividends paid deduction) (the "Annual Distribution Requirement") for any taxable year.

The following discussion assumes that the Fund qualifies as a RIC.

Taxation of the Fund

If the Fund (i) qualifies as a RIC and (ii) satisfies the Annual Distribution Requirement, then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (realized net long-term capital gain in excess of realized net short term capital loss) that the Fund timely distributes (or is deemed to timely distribute) to Investors. The Fund will be subject to U.S. federal income tax at the regular corporate rate on any of its income or capital gains not distributed (or deemed distributed) to its Investors.

If the Fund fails to distribute in a timely manner an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its net capital gain income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (iii) any income realized, but not distributed, in the preceding years (to the extent that income tax was not imposed on such amounts) less certain over-distributions in prior years (together, the "Excise Tax Distribution Requirements"), the Fund will be subject to a 4% nondeductible federal excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). The Fund currently intends to make sufficient distributions each taxable year to satisfy the Excise Tax Distribution Requirements.

To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things:

•	elect to be treated and qualify as a registered management company under the 1940 Act at all times during each taxable year;

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•	derive in each taxable year at least 90% of the Fund's gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, other securities, foreign currencies or other income (including certain deemed inclusions) derived with respect to the Fund's business of investing in such stock, securities or foreign currencies, or (b) net income derived from the Fund's interest in a qualified publicly traded partnership ("QPTP") (collectively, the "90% Gross Income Test");

•	diversify the Fund's holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of the Fund's assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of the Fund's assets or more than 10% of the outstanding voting securities of that issuer; and

•	no more than 25% of the value of the Fund's assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of (i) one issuer; (ii) two or more issuers that are controlled, as determined under the Code, by the Fund and that are engaged in the same or similar or related trades or businesses; or (iii) securities of one or more QPTPs (collectively, the "Diversification Tests").

The Fund has an automatic DRIP, pursuant to which Investors receive dividends and distributions in Units rather than cash, unless Investors choose to opt out. The tax consequences to Investors of participating in the DRIP are discussed below. See "—Taxation of U.S. Investors" and "—Taxation of Non-U.S. Investors."

The Fund may have investments that require income to be included in investment company taxable income in a year prior to the year in which the Fund actually receives a corresponding amount of cash in respect of such income. For example, if the Fund holds corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the Fund must include in its taxable income in each year the full amount of its applicable share of the Fund's allocable share of these deemed dividends. Additionally, if the Fund holds debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (such as debt instruments with "payment in kind" interest or, in certain cases, that have increasing interest rates or are issued with warrants), the Fund must include in its taxable income in each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether the Fund receives cash representing such income in the same taxable year. The Fund may also have to include in its taxable income other amounts that the Fund has not yet received in cash, such as accruals on a contingent payment debt instrument or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund's deductible expenses in a given year exceed its investment company taxable income, the Fund will have a net operating loss for that year. A RIC is not able to offset its investment company taxable income with net operating losses on either a carryforward or carryback basis, and net operating losses generally will not pass through to Investors. In addition, expenses may be used only to offset investment company taxable income and may not be used to offset net capital gain. A RIC may not use any net capital losses (i.e., realized capital losses in excess of realized capital gains) to offset its investment company taxable income but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, a RIC's deduction of net business interest expense is limited to 30%

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(generally increased to 50% for taxable years beginning in 2019 or 2020) of its "adjusted taxable income" plus "floor plan financing interest expense." It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to the Fund or its Investors. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, the Fund may, for U.S. federal income tax purposes, have aggregate taxable income for several years that the Fund is required to distribute and that is taxable to Investors even if this income is greater than the aggregate net income the Fund actually earned during those years.

In order to enable the Fund to make distributions to Investors that will be sufficient to enable the Fund to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements in the event that the circumstances described in the preceding two paragraphs apply, the Fund may need to liquidate or sell some of its assets at times or at prices that the Fund would not consider advantageous, the Fund may need to raise additional equity or debt capital, the Fund many need to take out loans, or the Fund may need to forego new investment opportunities or otherwise take actions that are disadvantageous to the Fund's business (or be unable to take actions that are advantageous to its business). Even if the Fund is authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the 1940 Act, the Fund generally is not permitted to make distributions to its Investors while the Fund's debt obligations and senior securities are outstanding unless certain "asset coverage" tests or other financial covenants are met.

If the Fund is unable to obtain cash from other sources to enable the Fund to satisfy the Annual Distribution Requirement, the Fund may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes). Although the Fund expects to operate in a manner so as to qualify continuously as a RIC, the Fund may decide in the future to be taxed as a "C" corporation, even if the Fund would otherwise qualify as a RIC, if the Fund determines that such treatment as a C corporation for a particular year would be in the Fund's best interests.

If the Fund is unable to obtain cash from other sources to enable the Fund to satisfy the Excise Tax Distribution Requirements, the Fund may be subject to additional tax. However, no assurances can be given that the Fund will not be subject to the excise tax and, the Fund may choose in certain circumstances to pay the excise tax as opposed to making an additional distribution.

For the purpose of determining whether the Fund satisfies the 90% Gross Income Test and the Diversification Tests, the character of the Fund's distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes, generally will be determined as if the Fund realized these tax items directly. Further, for purposes of calculating the value of the Fund's investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the Fund's proper proportion of any investment in the securities of that issuer that are held by a member of the Fund's "controlled group" must be aggregated with the Fund's investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Fund if (i) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (ii) the Fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.

Failure to Qualify as a RIC

If the Fund fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests in any quarter of a taxable year, the Fund may continue to be taxed as a RIC for the relevant taxable

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year if certain relief provisions of the Code apply (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, the Fund would generally be required to recognize gain to the extent or any unrealized appreciation in its assets unless the Fund elects to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding 5-year period.

If the Fund fails to qualify for treatment as a RIC and such relief provisions do not apply to the Fund, the Fund would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether the Fund makes any distributions to the Fund's Investors and would reduce the amount available to be distributed to the Fund's Investors. The Fund would not be able to deduct distributions to its Investors, nor would distributions to its Investors be required to be made for U.S. federal income tax purposes. Any distributions the Fund makes generally would be taxable to Investors as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualified dividend income of individuals and other non-corporate U.S. Investors, to the extent of the Fund's current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. Investors that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund's current and accumulated earnings and profits would be treated first as a return of capital to the extent of an Investor's adjusted tax basis in its Units, and any remaining distributions would be treated as capital gain.

The remainder of this discussion assumes that the Fund will continuously qualify as a RIC for each taxable year.

The Fund's Investments

General. Certain of the Fund's investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; (ii) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (iii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income; (iv) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (v) cause it to recognize income or gain without receipt of a corresponding cash payment; (vi) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; (vii) adversely alter the characterization of certain complex financial transactions; and (viii) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. The Fund intends to monitor its transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that the Fund will be eligible for any such tax elections or that any elections it makes will fully mitigate the effects of these provisions.

Gain or loss recognized by the Fund from securities and other financial assets acquired by the Fund, as well as any loss attributable to the lapse of options, warrants, or other financial assets taxed as options generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long the Fund held a particular security or other financial asset.

A company in which the Fund invests may face financial difficulties that require the Fund to work-out, modify or otherwise restructure its investment in the company. Any such transaction could, depending upon the specific terms of the transaction, cause the Fund to recognize taxable income without a corresponding receipt of cash, which could affect its ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements or result in unusable capital losses and future

23

non-cash income. Any such transaction could also result in the Fund receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test.

The Fund's investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. If the Fund is eligible, and determines, to make an election to pass through to Investors their proportionate share of the Fund's foreign tax credits (or deduction for foreign taxes paid, if higher), Investors may be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by the Fund.

PFICs. The Fund does not intend to invest in any foreign corporation that, at the time of the Fund's investment, would be classified as a PFIC for U.S. federal income tax purposes. If, however, the Fund were to invest in a foreign corporation that, subsequent to the Fund's investment, inadvertently became classified as a PFIC, the Fund could be subject to U.S. federal income tax on a portion of any "excess distribution" received on, or any gain from the disposition of, such shares, even if the Fund were to distribute such income as a taxable dividend to Investors. Additional charges in the nature of interest generally would be imposed on the Fund in respect of deferred taxes arising from any such excess distribution or gain. The Fund may not receive timely information from a PFIC to prevent all of the negative impacts of a change in classification.

CFCs. If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income or, if eligible, the preferential rates that apply to "qualified dividend income") each year from such CFC in an amount equal to its pro rata share of the CFC's income for the tax year (including both ordinary earnings and capital gains), whether or not the CFC makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. shareholder of a CFC regardless of whether the shareholder has elected to be treated as a "qualified electing fund" (QEF) under the Code with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A "U.S. shareholder," for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined value or voting power of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the requirements related to avoiding the 4% excise tax.

Non-U.S. Currency. The Fund's functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss by the Fund.

Hedging and Derivative Transactions. Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions ("Section 1256 contracts") generally is treated as 60% long-term capital gain or loss (as applicable) and 40% short-term capital gain or loss (as applicable).  Gain or loss will arise upon exercise or lapse of Section 1256 contracts.  In addition, any Section 1256 contracts remaining unexercised at the end of an Investor's taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

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Offsetting positions held by the Fund involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for U.S. federal income tax purposes, to constitute "straddles."  To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting positions.  Short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income.  Certain of the straddle positions held by a Fund may constitute "mixed straddles."  One or more elections may be made in respect of the U.S. federal income tax treatment of "mixed straddles," resulting in different tax consequences.  In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund either holds (i) an appreciated financial position with respect to stock, certain debt obligations or partnership interests ("appreciated financial position") and enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property, or (ii) an appreciated financial position that is a Contract and acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.  The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If the Fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-through entities (including other RICs, REITs, partnerships, REMICs and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-through entity been held directly during the term of the derivative contract.  Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge.

Taxation of U.S. Investors

The following summary generally describes certain material U.S. federal income tax consequences of an investment in the Fund's Units beneficially owned by U.S. Investors (as defined above). If you are not a U.S. Investor, this section does not apply to you.

Distributions On, and Sale or Other Disposition of, Units. Distributions by the Fund generally are taxable to U.S. Investors as ordinary income or capital gains. Distributions of the Fund's investment company taxable income, determined without regard to the deduction for dividends paid, will be taxable as ordinary income to U.S. Investors to the extent of the Fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional Units. To the extent such distributions the Fund pays to non-corporate U.S. Investors (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions ("Qualifying Dividends") generally are taxable to U.S. Investors at the preferential rates applicable to long-term capital gains. However, the Fund anticipates that its distributions generally will not be attributable to dividends, and, therefore, generally will not qualify for the preferential rates applicable to Qualifying Dividends under the

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Code. Distributions of the Fund's net capital gains (which generally are the Fund's realized net long-term capital gains in excess of realized net short-term capital losses) that are properly reported by the Fund as "capital gain dividends" will be taxable to a U.S. Investor as long-term capital gains that are currently taxable at reduced rates in the case of non-corporate taxpayers, regardless of the U.S. Investor's holding period for his, her or its Units and regardless of whether paid in cash or reinvested in additional Units. Distributions in excess of the Fund's earnings and profits first will reduce a U.S. Investor's adjusted tax basis in such U.S. Investor's Units and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. Investor.

A portion of the Fund's ordinary income dividends paid to corporate U.S. Investors may, if certain conditions are met, qualify for the 50% dividends received deduction to the extent that the Fund has received dividends from certain corporations during the taxable year, but only to the extent these ordinary income dividends are treated as paid out of earnings and profits of the Fund. It is not possible to predict whether and to what extent any dividends paid by the Fund will be eligible for the dividends received deduction available to corporations under the Code because it is unclear whether and to what extent the Fund's ordinary income dividends will satisfy the requirements to qualify for the dividends received deduction. A corporate U.S. Investor may be required to reduce its basis in its Units with respect to certain "extraordinary dividends," as defined in Section 1059 of the Code. Corporate U.S. Investors should consult their own tax advisors in determining the application of these rules in their particular circumstances.

U.S. Investors who have not "opted-out" of the Fund's DRIP will have their cash dividends and distributions automatically reinvested in additional Units, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the DRIP will nevertheless remain taxable to U.S. Investors. A U.S. Investor will have an adjusted basis in the additional Units purchased through the plan equal to the dollar amount that would have been received if the U.S. Investor had received the dividend or distribution in cash, unless the Fund were to issue new Units that are trading at or above net asset value, in which case, the U.S. Investor's basis in the new Units would generally be equal to their fair market value. The additional Units will have a new holding period commencing on the day following the day on which the Units are credited to the U.S. Investor's account.

In addition, the Fund has the ability to declare a large portion of a dividend in Units instead of in cash, even if a U.S. Investor has not elected to participate in the DRIP. In order for the distribution to qualify for the Annual Distribution Requirement, the dividend must be payable at the election of each Investor in cash or Units (or a combination of the two), but may have a "cash cap" that limits the total amount of cash paid to not less than 20% (10% for distributions declared on or after April 1, 2020, and on or before December 31, 2020) of the entire distribution. If Investors in the aggregate elect to receive an amount of cash greater than the Fund's cash cap, then each Investor who elected to receive cash will receive a pro rata share of the cash and the rest of their distribution in Units of the Fund. The value of the portion of the distribution made in Units will be equal to the amount of cash for which the Units is substituted, and the Fund's U.S. Investors will be subject to tax on such amount as though they had received cash.

Although the Fund currently intends to distribute any of its net capital gain for each taxable year on a timely basis, the Fund may elect in the future to retain its net capital gain or a portion thereof for investment and be taxed at corporate-level tax rates on the amount retained, and therefore designate the retained amount as a "deemed dividend." In this case, the Fund may report the retained amount as undistributed capital gains to its U.S. Investors, who will be treated as if each U.S. Investor received a distribution of its pro rata share of this gain, with the result that each U.S. Investor will (i) be required to report its pro rata share of this gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for its Units

26

by an amount equal to the deemed distribution less the tax credit. In order to utilize the deemed distribution approach, the Fund must provide written notice to its Investors prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a "deemed distribution."

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of capital gains dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, a U.S. Investor will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Investors of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund's Investors on December 31 of the year in which the dividend was declared.

If a U.S. Investor purchases Units shortly before the record date of a distribution, the price of the Units will include the value of the distribution and such U.S. Investor will be subject to tax on the distribution even though it economically represents a return of its investment.

A U.S. Investor generally will recognize taxable gain or loss if the U.S Investor sells or otherwise disposes of such U.S. Investor's Units. The amount of gain or loss will be measured by the difference between such U.S. Investor's adjusted tax basis in the Units sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale, redemption or other disposition generally will be treated as long term capital gain or loss if the U.S. Investor has held such Units for more than one year. Otherwise, such gain or loss will be classified as short term capital gain or loss. However, any capital loss arising from the sale, redemption or other disposition of Units held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Units. In addition, all or a portion of any loss recognized upon a disposition of the Units may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such case, any disallowed loss is generally added to the U.S Investor's adjusted tax basis of the acquired Units.

In general, U.S. Investors that are individuals, trusts or estates are taxed at preferential rates on their net capital gain. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Investors currently are subject to U.S. federal income tax on net capital gain at the maximum rate also applies to ordinary income. A non-corporate U.S. Investor with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against its ordinary income each year; any net capital losses of a non-corporate U.S. Investor in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Investors generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Fund will send to each U.S. Investor, after the end of each calendar year, a notice providing, on a per share and per distribution basis, the amounts includible in such U.S. Investor's taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year's distributions will generally be reported to the IRS (including the amount of dividends, if any, eligible for the preferential rates applicable to long-term capital gains).

Although the Fund anticipates that a portion of distributions paid by the Fund will consist of dividends, it is uncertain whether and to what extent they will be eligible for the preferential tax rate

27

applicable to Qualifying Dividends or the dividends received deduction available to corporations under the Code. Distributions by the Fund out of current or accumulated earnings and profits generally will not be eligible for the 20% pass through deduction under Section 199A of the Code, although under recently proposed regulations qualified REIT dividends earned by the Fund may qualify for such deduction. Distributions may also be subject to additional state, local and non-U.S. taxes depending on a U.S. Investor's particular situation.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a U.S. Investor recognizes a loss with respect to its Units in excess of $2 million or more for a non-corporate U.S. Investor or $10 million or more for a corporate U.S. Investor in any single taxable year, such Investor must file with the IRS a disclosure statement on Form 8886. Direct investors of "portfolio securities" in many cases are excepted from this reporting requirement, but under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirements. States may also have a similar reporting requirement. U.S. Investors should consult their tax advisor to determine the applicability of these regulations in light of their individual circumstances.

Net Investment Income Tax. An additional 3.8% surtax generally is applicable in respect of the net investment income of non-corporate U.S. Investors (other than certain trusts) on the lesser of (i) the U.S. Investor's "net investment income" for a taxable year and (ii) the excess of the U.S. Investor's modified adjusted gross income for the taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, "net investment income" generally includes interest and taxable distributions and deemed distributions paid with respect to Units, and net gain attributable to the disposition of Units (in each case, unless the Units are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.

Taxation of Non-U.S. Investors

The following discussion applies only to persons that are non-U.S. Investor. If you are not a non-U.S. Investor, this section does not apply to you.

Distributions On, and Sale or Other Disposition of the Fund's Units. Distributions by the Fund to non-U.S. Investors generally will be subject to U.S. withholding tax (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from the Fund's current and accumulated earnings and profits.

If a non-U.S. Investor receives distributions and such distributions are effectively connected with a U.S. trade or business of the non-U.S. Investor and, if an income tax treaty applies, attributable to a permanent establishment in the United States of such non-U.S. Investor, such distributions generally be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, the Fund will not be required to withhold U.S. federal income tax if the non-U.S. Investor complies with applicable certification and disclosure requirements.

Actual or deemed distributions of the Fund's net capital gain (which generally is the excess of the Fund's net long term capital gain over the Fund's net short term capital loss) to a non-U.S. Investor, and gains recognized by a non-U.S. Investor upon the sale of the Units, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. Investor and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. Investor in the United States (as discussed above) or (b) the non-U.S. Investor

28

is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. For a corporate non-U.S. Investor, distributions, including deemed distributions, and gains recognized upon the sale of the Units that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" (unless lowered or eliminated by an applicable income tax treaty). Non-U.S. Investors are encouraged to consult their own tax advisors as to the applicability of an income tax treaty in their individual circumstances.

No assurance can be given that the Fund will distribute any interest related dividends or short term capital gain dividends. In general, no U.S. source withholding taxes will be imposed on dividends paid by RICs to non-U.S. Investors to the extent the dividends are designated as "interest related dividends" or "short term capital gain dividends." Under this exemption, interest related dividends and short term capital gain dividends generally represent distributions of interest or short term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. Investor, and that satisfy certain other requirements.

If the Fund distributes its net capital gain in the form of deemed rather than actual distributions (which the Fund may do in the future), a non-U.S. Investor will be entitled to U.S. federal income tax credit or tax refund equal to the non-U.S. Investor's allocable share of the tax the Fund pays on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. Investor must obtain a U.S. taxpayer identification number (if one has not been previously obtained) and timely file a U.S. federal income tax return even if the non-U.S. Investor would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

Non-U.S. Investors who have not otherwise elected will have their dividends and distributions automatically reinvested in additional Units, rather than receiving cash dividends and distributions, pursuant to the DRIP. Any dividends or distributions reinvested under the DRIP will, nevertheless, remain taxable to non-U.S. Investors to the same extent as if such dividends were received in cash. In addition, the Fund has the ability to declare a large portion of a dividend in Units instead of in cash, even if a non-U.S. Investor has not elected to participate in the DRIP, in which case, as long as a portion of such dividend is paid in cash (which portion could be as low as 20%, or as low as 10% for distributions declared between April 1, 2020 and December 31, 2020) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, the Fund's non-U.S. Investors will be taxed on 100% of the fair market value of the dividend paid entirely or partially in the Fund's Units on the date the dividend is received in the same manner (and to the extent such non-U.S. Investor is subject to U.S. federal income taxation) as a cash dividend (including the application of withholding tax rules described above), even if most or all of the dividend is paid in the Fund's Units. In such a circumstance, the Fund may be required to withhold all or substantially all of the cash the Fund would otherwise distribute to a non-U.S. Investor.

Certain Additional Tax Considerations

Information Reporting and Backup Withholding. The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable distributions payable to Investors (i) who fail to provide the Fund with their correct taxpayer identification numbers (TINs) or who otherwise fail to make required certifications or (ii) with respect to whom the IRS notifies the Fund that this Investor is subject to backup withholding. Certain Investors specified in the Code and the U.S. Treasury regulations promulgated thereunder are exempt from backup withholding but may be required to provide documentation to establish their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the Investor's U.S. federal income tax liability if the appropriate

29

information is timely provided to the IRS. Failure by an Investor to furnish a certified TIN to the Fund could subject the Investor to a penalty imposed by the IRS.

Withholding and Information Reporting on Foreign Financial Accounts. A non-U.S. Investor who is otherwise subject to withholding of U.S. federal income tax may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. Investor provides the Fund or the dividend paying agent with an IRS Form W-8BEN or W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. Investor or otherwise establishes an exemption from backup withholding.

Pursuant to Sections 1471 to 1474 of the Code and the U.S. Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends paid on the Units to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its U.S. owners and meets certain other specified requirements or is subject to an applicable "intergovernmental agreement;" or (ii) a non-financial foreign entity beneficial owner unless the entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and meets certain other specified requirements. If payment of this withholding tax is made, non-U.S. Investors that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain such benefit of this exemption or reduction. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules. Non-U.S. Investors could consult their own tax advisors regarding the particular consequences to them of this legislation and guidance. The Fund will not pay any additional amounts in respect to any amounts withheld.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangements or entities subject to ERISA (an "ERISA Plan"), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. Fiduciaries of such plans or arrangements also should confirm that investment in the Fund is consistent, and complies, with the governing provisions of the plan or arrangement, including any eligibility and nondiscrimination requirements that may be applicable under law with respect to any "benefit, right or feature" affecting the

30

qualified status of the plan or arrangement, which may be of particular importance for participant-directed plans given that the Fund sells Units only to Eligible Investors, as described herein. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself may be held liable for losses incurred by the ERISA Plan as a result of such breach. Fiduciaries of plans or arrangements subject to Section 4975 of the Code (such as IRAs and Keoghs) should consider carefully these same factors.

The DOL has adopted regulations, which, along with provisions adopted by Congress (collectively, the "Plan Assets Rules"), treat the assets of certain pooled investment vehicles as "plan assets" for purposes of, and subject to, Title I of ERISA and Section 4975 of the Code ("Plan Assets"). The Plan Assets Rules provide, however, that, in general, funds registered as investment companies under the 1940 Act are not deemed to be subject to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code merely because of investments made in the fund by Benefit Plans. Accordingly, the underlying assets of the Fund should not be considered to be the Plan Assets of the Benefit Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser should not be considered a fiduciary within the meaning of ERISA or the Code by reason of its authority with respect to the Fund.

The Fund will require a Benefit Plan (and each person causing such Benefit Plan to invest in the Fund) to represent that it, and any such fiduciaries responsible for such Benefit Plan's investments (including in its individual or corporate capacity, as may be applicable), are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest Plan Assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Certain prospective Investors that are Benefit Plans may currently maintain relationships with the Adviser, the Sub-Adviser or other entities that are affiliated with the Adviser or the Sub-Adviser. Each of such persons may be deemed to be a party in interest (or disqualified person) to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest (or disqualified person) and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Investors that are Benefit Plans should consult with counsel to determine if participation in the Fund is a transaction which is prohibited by ERISA or the Code. Fiduciaries of Investors that are Benefit Plans will be required to represent (including in their individual or corporate capacity, as applicable) that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision, that they have not relied on any advice or recommendation of such affiliated persons as a basis for the decision to invest in the Fund and that any information provided by the Fund and the affiliated persons is not a recommendation to invest in the Fund.

Benefit Plan Investors may be required to report certain compensation paid by the Fund (or by third parties) to the Fund's service providers as "reportable indirect compensation" on Schedule C to IRS Form 5500 ("Form 5500"). To the extent that any compensation arrangements described herein constitute reportable indirect compensation, any such descriptions are intended to satisfy the disclosure requirements for the alternative reporting option for "eligible indirect compensation," as defined for purposes of Schedule C to Form 5500.

31

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI is general, does not purport to be a thorough analysis of ERISA or the Code, may be affected by future publication of regulations and rulings and should not be considered legal advice. Potential Investors that are Benefit Plans and their fiduciaries should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.

Employee benefit plans that are not subject to the requirements of ERISA or Section 4975 of the Code (such as governmental plans, foreign plans and certain church plans) may be subject to similar rules under other applicable laws or documents, and should consult their own advisers as to the propriety of an investment in the Fund. In particular, "governmental plans" (as defined in Section 3(32) of ERISA) are not subject to Title I of ERISA or Section 4975 of the Code. However, state laws applicable to certain governmental plans have provisions that impose restrictions on the investments and management of the assets of such plans that are, in some cases, similar to those under ERISA and the Code discussed above. It is uncertain whether exemptions and interpretations under ERISA would be recognized by the respective state authorities in such cases. Also, some state laws prohibit, or impose percentage limitations on investments of a particular type, in obligations or securities of foreign governments or entities, or bar investments in particular countries or businesses operating in such countries. Fiduciaries of governmental plans, in consultation with their advisers, should consider the impact of their respective state pension laws and regulations on investments in the Fund, as well as the considerations discussed above to the extent applicable.

By acquiring Units of the Fund, an Investor acknowledges and agrees that: (i) any information provided by the Fund, the Adviser, the Sub-Adviser or any affiliates thereof (including information set forth in the Prospectus and this SAI) is not a recommendation to invest in the Fund and that none of the Fund, the Adviser, the Sub-Adviser or any affiliates thereof is undertaking to provide any investment advice to the Investor (impartial or otherwise), or to give advice to the Investor in a fiduciary capacity in connection with an investment in the Fund and, accordingly, no part of any compensation received by the Adviser or the Sub-Adviser is for the provision of investment advice to the Investor; and (ii) the Adviser and the Sub-Adviser have a financial interest in the Investor's investment in the Fund on account of the fees they expect to receive from the Fund as disclosed herein, the LLC Agreement and any other Fund governing documents.

BROKERAGE

The Sub-Adviser is responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for the Fund. Transactions on a majority of foreign stock exchanges involve the payment of a combination of fixed and negotiated commissions, while transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. No stated commission is generally applicable to securities traded in OTC markets, but the prices of those securities include undisclosed commissions or mark-ups. The Sub-Adviser may not pay the lowest available commissions or mark-ups or mark-downs on securities transactions.

In selecting brokers and dealers to effect transactions on behalf of the Fund, the Sub-Adviser will seek to obtain the best price and execution for the transactions, considering factors such as: price; order size; financing costs; nature of the market for the security; timing of the transaction; the reputation, experience and financial stability of the broker-dealer; the quality of service, difficulty of execution and operational facilities of the broker-dealer; the ability to effect the transaction where a large block or other complicating factors are involved; and the availability of the broker to stand ready to execute possible difficult transactions in the future. Although the Sub-Adviser generally will seek reasonably competitive commission rates, the Sub-Adviser will not necessarily pay the lowest commissions available on

32

transactions. The Sub-Adviser has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

Consistent with seeking best price and execution, the Sub-Adviser may place brokerage orders with brokers that may provide the Sub-Adviser and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. These allocations may occur to the extent that the Sub-Adviser views the commissions as reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Sub-Adviser's overall responsibilities with respect to the accounts as to which the Sub-Adviser exercises investment discretion, without any requirement to demonstrate that any such factor is of a direct benefit to a particular client. Research and other services furnished by broker-dealers through which the Sub-Adviser effects securities transactions for a particular client may be used by the Sub-Adviser in advising other clients and, thus, the Fund may not necessarily, in any particular instance, be the direct or indirect beneficiary of the research provided to the Sub-Adviser. The Sub-Adviser's expenses may not be reduced as a result of its receiving this supplemental information, which may be useful to the Sub-Adviser or its affiliates in providing services to clients other than the Fund. In addition, as noted above, the Sub-Adviser may not use all of the information in connection with the Fund. Conversely, the information provided to the Sub-Adviser or its affiliates by broker-dealers through which other clients of the Sub-Adviser or its affiliates effect securities transactions may be useful to the Sub-Adviser in providing services to the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

Ernst & Young LLP serves as the independent registered public accounting firm of the Fund. Its principal business address is 200 Clarendon Street, Boston, Massachusetts 02116.

Proskauer Rose LLP, Eleven Times Square, New York, New York 10036, acts as legal counsel to the Fund.

FINANCIAL STATEMENTS

The financial statements of the Fund for the period indicated follows.

33

CPG Cooper Square International Equity, LLC

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Unit holders of CPG Cooper Square International Equity, LLC

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of CPG Cooper Square International Equity, LLC (the "Fund") as of September 29, 2020 (Date of Capitalization), and the related statement of operations for the period from July 14, 2020 (Inception Date) to September 29, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at September 29, 2020, and the results of its operations for the period from July 14, 2020 (Inception Date) to September 29, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Central Park Group investment companies since 2007.

Boston, Massachusetts

October 1, 2020

34

CPG Cooper Square International Equity, LLC

Statement of Assets and Liabilities

September 29, 2020 (Date of Capitalization)

Assets:
Cash and Cash Equivalents	$100,000
Due from Adviser	190,002
Deferred Offering Costs	400,305
Total Assets	690,307

Liabilities:
Accrued Organizational Costs	190,002
Accrued Offering Costs	400,305
Total Liabilities	590,307

Net Assets	$100,000

Composition of Net Assets:
Paid-in capital	$100,000

Net Assets	$100,000

Net Assets Attributable to:
Class A Units	$50,000
Class I Units	50,000
$100,000

Units of Limited Liability Company Interests (Unlimited Number of Units Authorized):
Class A Units	3,333.333
Class I Units	2,500.000
5,833.333

Net Asset Value per Unit:
Class A Units	$15.00
Class I Units	$20.00

See accompanying Notes to Financial Statements.

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CPG Cooper Square International Equity, LLC

Statement of Operations

For the Period from July 14, 2020 (Inception Date) through September 29, 2020 (Date of Capitalization)

Investment Income:	$–

Expenses:

Organizational costs	190,002
Less: Reimbursement from Adviser	(190,002)
Net Expenses	–

Net Investment Income:	$–

See accompanying Notes to Financial Statements.

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CPG Cooper Square International Equity, LLC

Notes to Financial Statements

September 29, 2020 (Date of Capitalization)

Note 1—Organization and Registration

CPG Cooper Square International Equity, LLC (the "Fund") is a non-diversified, closed-end management investment company that was organized as a Delaware limited liability company on July 14, 2020 (Inception Date). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and its units of limited liability company interests ("Units") are registered under the Securities Act of 1933, as amended. The Fund has not had any operations other than the sale and issuance of 3,333.333 Class A Units and 2,500.000 Class I Units, each at an aggregate purchase price of $50,000 to Central Park Advisers, LLC (the "Adviser"), at net asset values of $15.00 and $20.00 per share for Class A Units and Class I Units, respectively.

The Fund's investment objective is to seek to achieve maximum total return. The Fund will seek to achieve its investment objective by investing primarily in equity securities of non-U.S.-domiciled issuers, including those domiciled in emerging markets. Select Equity Group, L.P. will serve as the Fund's investment sub-adviser (the "Sub-Adviser"). Each of the Adviser and the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The Fund will offer two separate classes of Units designated as Class A Units and Class I Units to investors eligible to invest in the Fund. Each class of Units has certain differing characteristics, particularly in terms of the Distribution and Servicing Fee (defined below) charged to investors. The Fund may offer additional classes of Units in the future.

Note 2—Significant Accounting Policies

The Fund meets the definition of an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Investment Companies. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statement. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents: Cash and cash equivalents include cash on hand, cash held in banks and other highly liquid investments with maturities of three or fewer months at the time of acquisition. The Fund had $100,000 in cash and cash equivalents as of September 29, 2020.

Valuation of Investments: FASB ASC 820 Fair Value Measurement defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Under U.S. GAAP, a three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

37

CPG Cooper Square International Equity, LLC

Notes to Financial Statements (Continued)

September 29, 2020 (Date of Capitalization)

Level 1: Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date. Because valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these investments does not entail a significant degree of judgment.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the overall fair value measurement. These inputs may include the Managing Member's own assumptions in determining the fair value of investments.

As required by U.S. GAAP, investments are classified within the level of the lowest significant input considered in determining fair value.

Investment Transactions: Investment transactions are accounted for on the trade date, the date the order to buy or sell is executed. Amortization and accretion is calculated using the effective interest method over the life of the investment. Realized gains and losses are calculated on the identified cost basis.

Investment Income: Dividend and interest income and expenses are recorded on the accrual basis, respectively.

Indemnification: Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnification or warranties. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Federal Tax Information: The Fund intends to qualify and elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").The Fund expects that dividends generally will be paid at least annually to investors on the Units in amounts representing substantially all of its net investment income and taxable net capital gain realized on investments, if any, each year. In addition, the Fund intends to distribute sufficient income and gains each year so as not to be subject to U.S. federal excise tax on certain undistributed amounts. Accordingly, no provision for federal income or excise tax has been recorded in these financial statements.

Note 3—Organizational Expenses and Offering Costs

Organizational costs are expensed as incurred and consist of costs incurred to establish the Fund and enable it to legally do business. For the period July 14, 2020 (Inception Date) to September 29, 2020 (Date of Capitalization), the Fund incurred organizational costs of $190,002, which will be reimbursed by the Adviser pursuant to the Expense Limitation Agreement described below in Note 4.

Offering costs are deferred until the Fund commences operations and then amortized over the first 12 months of operations on a straight-line basis. Offering costs consist of costs incurred in connection with the Fund's public offering of Units, such as preparation of the Fund's registration statement. For the period July 14, 2020 (Inception Date) to September 29, 2020 (Date of Capitalization), the Fund incurred offering costs of $400,305.

38

CPG Cooper Square International Equity, LLC

Notes to Financial Statements (Continued)

September 29, 2020 (Date of Capitalization)

Note 4—Investment Advisory and Other Agreements

The Adviser will serve as the Fund's investment adviser pursuant to an Investment Advisory Agreement with the Fund (the "Advisory Agreement"). In consideration of the services provided by the Adviser to the Fund pursuant to the Advisory Agreement, the Fund will pay the Adviser the a fee, computed and payable monthly in arrears, at the annual rate of 1.25% of the Fund's net asset value (the "Management Fee"). In consideration of the sub-advisory services provided to the Fund by the Sub-Adviser, the Adviser will pay the Sub-Adviser, out of the Management Fee, a fee, computed and payable monthly in arrears, at the annual rate of 0.75% of the Fund's net asset value (the "Sub-Advisory Fee"). For purposes of determining the Management Fee payable to the Adviser and the Sub-Advisory Fee payable to the Sub-Adviser for any month, "net asset value" means the total value of all assets of the Fund as of the end of such month, less an amount equal to all accrued debts, liabilities and obligations of the Fund as of such date, and calculated before giving effect to any repurchase of Units on such date and before any reduction for any fees (including the Distribution and Servicing Fee and the Incentive Fee) and expenses of the Fund.

In addition, promptly after the end of each fiscal year of the Fund, the Fund will pay to the Sub-Adviser an incentive fee (the "Incentive Fee") in an amount equal to 20% of the amount by which the Fund's net profits attributable to each class of Units for all Performance Periods (as defined below) ending within or coterminous with the close of such fiscal year exceed the balance of the loss carryforward account (as described below) maintained in respect of such class, without duplication for any Incentive Fee paid by the Fund in respect of such class during such fiscal year. The Fund also will pay the Sub-Adviser the Incentive Fee in the event that a Performance Period ends in connection with the repurchase of Units by the Fund or a dividend or other distribution payable by the Fund, in each case on the date as of which the Fund's net asset value attributable to any class is calculated for such purpose; provided that only that portion of the Incentive Fee that is attributable to (i) the Units being repurchased (not taking into account any proceeds from any contemporaneous issuance of Units, by reinvestment of dividends and other distributions or otherwise), or (ii) the dividend or other distribution being paid by the Fund and not being reinvested in Units of the Fund, will be paid to the Sub-Adviser for such Performance Period. The Incentive Fee, if any, will be calculated and accrued on each date that the Fund calculates its net asset value.

"Performance Period" means each 12-month period ending as of the Fund's fiscal year-end (or, for the first fiscal year of the Fund, the period from the commencement of the Fund's operations through the end of the Fund's first fiscal year; or such other period ending as of the Fund's fiscal year-end in the event the Fund's fiscal year is changed); provided that the period of time from the prior Performance Period-end (or commencement of the Fund, as the case may be) through the valuation date of (i) a repurchase offer and (ii) a dividend or other distribution also constitutes a Performance Period.

The Incentive Fee will be payable for a Performance Period only if and to the extent that the Fund's loss carryforward account has a balance of zero. The loss carryforward account is a memorandum account with respect to each class that will have an initial balance of zero upon commencement of the class's operations and, thereafter, will be credited as of the end of each Performance Period with the amount of any net loss of the Fund attributable to such class for that Performance Period, and will be debited with the amount of any net profits of the Fund attributable to such class for that Performance Period, as applicable (provided, however, that the debiting of net profits may only reduce a positive balance in the loss carryforward account and may not reduce the balance of the loss carryforward account below zero). This is known as a "high water mark."

39

CPG Cooper Square International Equity, LLC

Notes to Financial Statements (Continued)

September 29, 2020 (Date of Capitalization)

Foreside Fund Services, LLC (the "Distributor") acts as the distributor of the Fund's Units on a best efforts basis. Under the terms of the Distribution Agreement, the Distributor is authorized to pay third party agents for the provision of distribution services as contemplated by Rule 12b-1 under the 1940 Act and for non-12b-1 services to investors holding Class A Units. The Fund will pay the Distributor a monthly fee out of the net assets of Class A Units (the "Distribution and Servicing Fee") at the annual rate of 0.75% of the net asset value of Class A Units, determined and accrued as of the end of each month (before any repurchases of Class A Units, but after the Management Fee is calculated and accrued). The Distribution and Servicing Fee is charged on an aggregate class-wide basis, and investors in Class A Units will be subject to the Distribution and Servicing Fee regardless of how long they hold their Class A Units. Payment of the Distribution and Servicing Fee is governed by the Fund's Rule 12b-1 Plan, which, pursuant to the conditions of an exemptive order issued by the SEC, has been adopted by the Fund with respect to Class A Units in compliance with Rule 12b-1 under the 1940 Act. Class I Units will not be subject to a Distribution and Servicing Fee.

The Fund has entered into an Expense Limitation and Reimbursement Agreement with the Adviser and the Sub-Adviser (together, the "Advisers") pursuant to which the Advisers have agreed to limit the amount of Specified Expenses (as defined below) borne by the Fund to an amount not to exceed 0.60% per annum of the net asset value (defined above) of the Fund (the "Expense Cap") for a one-year term beginning on the initial Closing Date and ending on the one year anniversary thereof. To the extent that the Advisers bear Specified Expenses, they are permitted to receive reimbursement for any expense amounts previously paid or borne by the Advisers, for a period not to exceed three years from the date on which such expenses were paid or borne by the Advisers, even if such reimbursement occurs after the term of the Expense Limitation and Reimbursement Agreement, provided that the Specified Expenses have fallen to a level below, and the reimbursement amount does not raise the level of Specified Expenses in the month the reimbursement is being made to a level that exceeds, the Expense Cap in place at the time such amounts were borne by the Advisers and the expense limitation in place at the time of the reimbursement, if any.

Specified Expenses means all expenses incurred by the Fund, except for: the Management Fee; the Incentive Fee; any distribution or servicing fee paid with respect to certain classes of Units, including the Distribution and Servicing Fee; brokerage costs; certain transaction-related expenses, including those incurred in connection with effecting short sales; interest payments; fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; taxes; and extraordinary expenses (as determined in the sole discretion of the Adviser).

The Expense Limitation Agreement will be in effect for a period of one year but may be extended by the mutual agreement of the Adviser, Sub-Adviser and the Fund. The Advisers may recapture all or a portion of the amounts reimbursed by year of expiration as follows:

Expiration	Amount

September 30, 2023	$190,002

Administrator and Transfer Agent

SS&C Technologies, Inc., and its affiliates, DST Asset Manager Solutions, Inc. and ALPS Fund Services, Inc., will perform certain administration, accounting and transfer agency services for the Fund, and will serve as the Fund's dividend disbursing agent.

40

CPG Cooper Square International Equity, LLC

Notes to Financial Statements (Continued)

September 29, 2020 (Date of Capitalization)

The Bank of New York Mellon, (the "Custodian"), serves as the custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and foreign subcustodians.

Other

Certain officers of the Fund are also officers of the Adviser. Such officers are paid no fees by the Fund for serving as officers of the Fund. Subsequent events have been evaluated through the date of the issuance of the financial statements.

41

APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES

Revised and effective January 2, 2020

Select Equity Group, L.P.

Proxy Voting

Issue

Rule 206(4)-6 (the "Rule") under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients and in a manner that is free of conflicts of interest. The Rule further requires the adviser to provide a concise summary of the adviser's proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

SEG votes proxies for a great majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures. Any questions about this document should be directed to the Proxy Administrator, George S. Loening.

SEG has established the following guidelines to effectuate and monitor its proxy voting policy and procedures.

Policy

It is the general policy of SEG to vote client proxies in the interest of maximizing shareholder value. To that end, SEG will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Specifically, the following policies are designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that SEG may be required to consider. SEG reserves the right to depart from these guidelines in order to avoid voting decisions that it believes may be contrary to SEG's clients' best interests. In reviewing proxy issues, SEG will apply the following general policies:

A.        Elections of Directors: SEG will vote in favor of management's proposed slate of directors unless there is a proxy fight for seats on the board or SEG determines that there are other compelling reasons to vote against or withhold votes. Select Equity believes that directors have a duty to respond to shareholder actions that have received significant shareholder support. Accordingly, SEG may vote against or withhold votes for directors that, for instance, fail to submit a rights plan to a shareholder vote or fail to act on tender offers where a majority of shareholders have tendered their shares.

B.        Appointment of Auditors: SEG believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, SEG recognizes that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, SEG may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

C.        Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature, or driven by changes in laws or regulation.

Absent a compelling reason to the contrary, SEG will cast its votes in accordance with the company's management on such proposals. However, SEG will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, SEG will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. Select Equity will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.

D.        Corporate Restructurings, Mergers and Acquisitions: SEG believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, SEG will analyze such proposals on a case-by-case basis.

E.        Proposals Affecting Shareholder Rights: SEG believes that certain fundamental rights of shareholders must be protected. Select Equity will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and generally oppose measures that seek to limit those rights. However, when analyzing such proposals SEG will weigh the financial impact of the proposal against the impairment of shareholder rights.

F.        Corporate Governance: SEG recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. Select Equity favors proposals promoting transparency and accountability within a company. For example, SEG will vote for proposals providing for equal access to proxies and a majority of independent directors on key committees.

G.        Anti-Takeover Measures: SEG believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Select Equity will generally oppose proposals, regardless of whether they are advanced by management or shareholders, if its purpose or effect is to entrench management or dilute shareholder ownership. Conversely, SEG supports proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, SEG will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. Select Equity will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, SEG will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

H.        Executive Compensation: SEG believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, SEG will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. Select Equity will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. As a general rule SEG strongly supports the granting of restricted stock rather than stock options, and SEG will generally oppose plans that permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into SEG's analysis. Select Equity will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, SEG will support shareholder proposals requiring companies to expense stock options because SEG views them as a large corporate expense.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client's cost.

Procedures for Identification and Voting of Proxies

These proxy voting procedures are designed to enable SEG to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value.

1.	SEG shall maintain a list of all clients for which it votes proxies. The list will be maintained electronically and updated with proxy voting information from client agreements.

2.	SEG shall work with the client to ensure that SEG is the designated party to receive proxy voting materials from companies or intermediaries.

3.	SEG or its designated third party proxy administrator shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner.

4.	At least once each week, Portfolio Administration shall check prime broker websites to determine that any shares out on loan have been recalled and are available prior to the record date of any scheduled vote;

5.	The Proxy Administrator or his designee will reasonably try to assess any material conflicts between SEG's interests and those of its clients with respect to proxy voting.

6.	So long as no material conflicts of interest have been identified, SEG will vote proxies according to the guidelines set forth above. SEG may also elect to abstain from voting if it deems such abstention in its clients' best interests. The rationale for the occurrence of voting that deviates from the guidelines will be documented and the documentation will be maintained in a permanent file.

7.	If the Proxy Administrator or his designee detects a conflict of interest, the following process will be followed:

a.	If SEG's proposed vote is consistent with the proxy voting policies as set forth above, no further action is required.

b.	If SEG's proposed vote is inconsistent with the proxy voting policies, then the Proxy Administrator will, as soon as is reasonably practicable, convene the Proxy Voting Committee (the "Committee"), the proceedings and decisions of such will be recorded in the minutes. Members of the Committee include the persons listed on Attachment L. James R. Berman will serve as chairperson.

c.	The Proxy Administrator will identify for the Committee the issuer and proposal to be considered. The Proxy Administrator will also identify the conflict of interest that has been detected, the vote that he believes is in the interest of shareholder value and the reasons why.

d.	The members of the Committee will then consider the proposal by reviewing the proxy voting materials and any additional documentation a member(s) feels necessary in determining the appropriate vote.

e.	Each member of the Committee will vote on the proposal and be given one vote each. Such tally will result in one of the following two outcomes:

i.	If all members of the Committee have voted in the same direction on the proposal, then all of SEG's proxies for that proposal will be voted in such direction.

ii.	If a unanimous decision cannot be reached by the Committee, SEG will, at its expense, engage the services of its outside counsel who will provide an independent recommendation on the direction in which SEG should vote on the proposal. The outside counsel's determination will be binding on SEG.

8.	All proxy votes will be recorded on an internal SEG proxy voting record or in another suitable place, including electronic storage format with any third party SEG engages to facilitate proxy voting. In the event that SEG votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires SEG to vote a certain way on an issue, while SEG deems it beneficial to vote in the opposite direction for its other clients) in the file.

9.	Portfolio Administration shall have procedures in place to reconcile proxies voted with client positions.

10.	SEG may abstain from voting proxies for which their clients were the account holder of record but have since completely liquidated the position before the proxy voting deadline for submission is reached. SEG may additionally abstain from voting proxies when it is deemed in the client's best interests to not vote.

Conflicts of Interest

SEG has advisory clients that are officers, directors, or significant shareholders in public companies, the securities of which may be held in advisory client portfolios, or the portfolios of some of SEG's affiliates. If, at the time of the scheduled vote, SEG or its affiliates hold securities of a company for which an advisory client acts as an officer, director, or is a significant shareholder, the procedure described under Item 7 of the Procedures for Identification and Voting of Proxies section above will be followed.

Upon the detection of any other material conflict of interest, the procedure described under Item 7 of the Procedures for Identification and Voting of Proxies section above will also be followed.

Recordkeeping

SEG must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The Proxy Administrator or a designee will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•	Any request, whether written (including e-mail) or oral, for SEG's proxy voting policies and procedures or for information as to how a particular client's securities were voted, received by any employee of SEG, must be promptly reported to Client Services. All written requests must be retained in the file.

•	Clients are permitted to request the proxy voting record for the 5-year period prior to their request.

Proxy Voting Policy and Procedures:

•	"Concise" Proxy Policy and Procedure separate disclosure documentation must be provided to clients prior to or at the time of entering into an advisory agreement. This disclosure document (attached as Attachment M) discloses how clients may obtain information about how SEG voted with respect to their securities and describes SEG's voting policies and procedures.

Proxy statements received regarding client securities:

•	Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: SEG is permitted to rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies.

Proxy voting records:

•	SEG proxy voting record.

•	Documents prepared or created by SEG that were material to making a decision how to vote, or that formed the basis for the decision. This includes Committee minutes.

Proxy Solicitation

As a matter of practice, it is SEG's policy not to reveal or disclose to any client how the Adviser may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholders' meeting. SEG will never disclose such information to unrelated third parties except as required by law.

The Proxy Administrator is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The Proxy Administrator shall handle all responses to such solicitations.

Class Actions and Other Litigation

SEG does not undertake to provide advice or participate on behalf of its individually managed account clients with respect to legal matters, including class action settlements and bankruptcies. SEG does not believe it has the requisite authority to act on its clients' behalf in such matters. SEG may, however, where it deems appropriate in its discretion, elect to participate in class action settlements or other litigation on behalf of its private funds where it does have the requisite authority to take such action.

Though SEG does not have the authority to act on behalf of its individually managed account clients, SEG will assist clients who wish to participate in such litigation by providing relevant client account information in conjunction with such client's custodian.

Attachment L

List of Proxy Voting Committee Members

The following is a list of the members of SEG's proxy voting committee:

George S. Loening

Loren Lewallen

Evan Guillemin

James R. Berman

James R. Berman is the Chairman of the Proxy Voting Committee.

Attachment M

Statement of Voting Policies and Procedures Provided to Clients

Dear Client:

The Securities and Exchange Commission has issued rules that require all registered investment advisors to make certain disclosures regarding their proxy voting procedures.

Select Equity Group, L.P. has adopted general policies with respect to the election of directors, appointment of auditors, changes in the capital structure of an issuer, restructurings, mergers and acquisitions, corporate governance, anti-takeover measures, and executive compensation. Our policy is to vote your proxies in the interest of maximizing shareholder value – voting proxies in such a manner as to cause the issue to increase the most or decline the least – considering both the short- and long-term implications of the proposal to be voted.

If George S. Loening, our Proxy Administrator, determines that he or Select Equity Group, L.P. is facing a material conflict of interest in voting your proxy, and our proposed vote is in conflict with our stated policies on a particular issue, our procedures provide for a Proxy Voting Committee to determine the appropriate vote. Decisions of the Committee must be unanimous. If a unanimous decision cannot be reached by the Committee, a competent third party will be engaged at our expense, and the third party's recommendation will be binding.

Our written proxy voting policy and procedures are available for your review. In addition, our complete proxy voting record is available exclusively to our clients. Please contact the SEG Client Service team at XXX.XXX.XXXX if you have any questions or if you would like to review either of these documents.

Respectfully,

SELECT EQUITY GROUP, L.P.

PART C. OTHER INFORMATION

Item 25. Financial Statements and Exhibits.

1.	Financial Statements:	Part A: Financial Highlights (not applicable)

Part B: Report of Independent Registered Public Accounting Firm, Statement of Assets and Liabilities, Notes to Financial Statements*

2.	Exhibits:

	(a)(1)	Certificate of Formation is incorporated by reference to Exhibit (a)(1) of the Registration Statement on Form N-2 (Reg. Nos. 333-239925, 811-23590) (the "Registration Statement"), filed on July 17, 2020.

	(a)(2)	Limited Liability Company Agreement is incorporated by reference to Exhibit (a)(2) of the Registration Statement.

	(a)(3)	Amended and Restated Limited Liability Company Agreement*

	(b)	Not Applicable

	(c)	Not Applicable

	(d)(1)	Rule 18f-3 Plan*

	(d)(2)	See Items 25(2)(a)(2) and (a)(3)

	(e)	Dividend Reinvestment Plan*

	(f)	Not Applicable

	(g)(1)	Form of Investment Advisory Agreement, as revised*

	(g)(2)	Form of Sub-Advisory Agreement, as revised*

	(g)(3)	Form of Expense Limitation and Reimbursement Agreement*

	(h)(1)	Form of Distribution Agreement*

	(h)(2)	Form of Rule 12b-1 Plan*

	(h)(3)	Form of Servicing and Selling Agent Agreement*

	(i)	Not Applicable.

	(j)(1)	Form of Custody Agreement*

	(j)(2)	Form of Foreign Custody Manager Agreement*

(k)(1)	Form of Services Agreement and Amendments to Services Agreement*

(k)(2)	Form of Escrow Agreement for Class A Units*

(k)(3)	Form of Escrow Agreement for Class I Units*

(l)	Opinion and Consent of Proskauer Rose LLP*

(m)	Not Applicable

(n)	Consent of Independent Registered Public Accounting Firm*

(o)	Not Applicable

(p)	Not Applicable

(q)	Not Applicable

(r)(1)	Code of Ethics of Registrant*

(r)(2)	Code of Ethics of Central Park Advisers, LLC*

(r)(3)	Code of Ethics of Select Equity Group, L.P.*

(s)	Power of Attorney*

__________________________

*	Filed herewith.

Item 26. Marketing Arrangements:

See the forms of Distribution Agreement and Servicing and Selling Agent Agreement, filed herewith as Exhibits (h)(1) and (h)(3), respectively.

Item 27. Other Expenses of Issuance and Distribution:

Registration fees	$27,275
Legal fees	$475,000
FINRA fees	$0
Blue Sky fees	$46,016
Accounting fees	$15,000
Printing	$3,014
Miscellaneous	$0

Total	$566,305

Item 28. Persons Controlled by or Under Common Control with Registrant:

No person is directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by Central Park Advisers, LLC, the Registrant's investment adviser (the "Adviser"). Information regarding the ownership of the Adviser is set forth in its Form ADV as filed with the Securities and Exchange Commission (the "SEC") (File No. 801-67480), and is incorporated herein by reference.

Item 29. Number of Holders of Securities as of September 29, 2020:

Title of Class	Number of Record Holders

Class A Units of Limited Liability Company Interests	1
Class I Units of Limited Liability Company Interests	1

Item 30. Indemnification:

Reference is made to Section 3.7 of the Registrant's Amended and Restated Limited Liability Company Agreement (the "LLC Agreement"), filed herewith as Exhibit (a)(3), and to Paragraph 7 of the Registrant's Investment Advisory Agreement, as revised (the "Investment Advisory Agreement"), filed herewith as Exhibit (g)(1). The Registrant hereby undertakes that it will apply the indemnification provisions of the LLC Agreement and the Investment Advisory Agreement in a manner consistent with Release 40-11330 of the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

The Registrant maintains insurance on behalf of any person who is or was an independent director, officer, employee or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Item 31. Business and Other Connections of Investment Adviser:

Information as to the directors and officers of the Adviser, together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, executive officer, or member of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner, or trustee, is included in its Form ADV as filed with the SEC (File No. 801-67480), and is incorporated herein by reference.

Information as to the directors and officers of Select Equity Group, L.P. ("SEG"), the Registrant's investment sub-adviser, together with a description of any other business, profession, vocation, or employment of a substantial nature in which SEG and each director, executive officer, or partner of SEG, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner, or trustee, is included in its Form ADV as filed with the SEC (File No. 801-78977), and is incorporated herein by reference.

Item 32. Location of Accounts and Records:

SS&C Technologies, Inc., and its affiliates, DST Asset Manager Solutions, Inc. and ALPS Fund Services, Inc., serve as the Registrant's administrator, and maintain certain required accounting related and financial books and records of the Registrant at 430 W. 7th Street, Kansas City, Missouri 64105-1594 and 1290 Broadway, Suite 1100, Denver, Colorado 80203. The other required books and records are maintained by Central Park Advisers, LLC, 805 Third Avenue, New York, New York 10022.

Item 33. Management Services: Not Applicable.

Item 34. Undertakings:

I.	The Registrant undertakes to suspend the offering of Units until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

II.	The Registrant undertakes:

(a)	To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 ("Securities Act");

(2)	To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

III.	The Registrant undertakes that, for the purpose of determining liability under the Securities Act to any purchaser,

(a)	Each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(b)	In a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

IV.	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

V.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 1st day of October, 2020.

CPG COOPER SQUARE INTERNATIONAL EQUITY, LLC By: /s/ Mitchell A. Tanzman Mitchell A. Tanzman Authorized Person

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Mitchell A. Tanzman Mitchell A. Tanzman	Principal Executive Officer and Director	October 1, 2020

/s/ Michael Mascis Michael Mascis	Principal Accounting Officer (also performs the functions of a principal financial officer)	October 1, 2020

/s/ Joan Shapiro Green* Joan Shapiro Green	Director	October 1, 2020

/s/ Kristen M. Leopold* Kristen M. Leopold	Director	October 1, 2020

/s/ Janet L. Schinderman* Janet L. Schinderman	Director	October 1, 2020

/s/ Sharon J. Weinberg* Sharon J. Weinberg	Director	October 1, 2020

*By: /s/ Michael Mascis Michael Mascis, Attorney-in-Fact

Exhibit Index

(a)(3)	Amended and Restated Limited Liability Company Agreement

(d)(1)	Rule 18f-3 Plan

(e)	Dividend Reinvestment Plan

(g)(1)	Form of Investment Advisory Agreement, as revised

(g)(2)	Form of Sub-Advisory Agreement, as revised

(g)(3)	Form of Expense Limitation and Reimbursement Agreement

(h)(1)	Form of Distribution Agreement

(h)(2)	Form of Rule 12b-1 Plan

(h)(3)	Form of Servicing and Selling Agent Agreement

(j)(1)	Form of Custody Agreement

(j)(2)	Form of Foreign Custody Manager Agreement

(k)(1)	Form of Services Agreement and Amendments to Services Agreement

(k)(2)	Form of Escrow Agreement for Class A Units

(k)(3)	Form of Escrow Agreement for Class I Units

(l)	Opinion and Consent of Proskauer Rose LLP

(n)	Consent of Independent Registered Public Accounting Firm

(r)(1)	Code of Ethics of Registrant

(r)(2)	Code of Ethics of Central Park Advisers, LLC

(r)(3)	Code of Ethics of Select Equity Group, L.P.

(s)	Power of Attorney